As filed with the Securities and Exchange
                        Commission on October 31, 2012


                                                               File Nos. 2-29901
                                                                       811-01716

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 123                X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940


                              Amendment No. 102                        X


                        --------------------------------

                        ALLIANCEBERNSTEIN CAP FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York l0105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                        --------------------------------

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105
                    (Name and address of agent for service)

                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                                901 K Street, NW
                                   Suite 800
                              Washington, DC 20001

      It is proposed that this filing will become effective (check appropriate box):


      [_]   immediately upon filing pursuant to paragraph (b)
      [X]   on November 1, 2012 pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)(1)
      [_]   on (date) pursuant to paragraph (a)(1)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   on (date) pursuant to paragraph (a)(2) of Rule 485.


      If appropriate, check the following box:

      [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 123 relates solely to the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of the AllianceBernstein Small Cap Growth Portfolio, the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of the AllianceBernstein U.S. Strategic Research Portfolio, the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of the AllianceBernstein International Discovery Equity Portfolio, the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of the AllianceBernstein International Focus 40 Portfolio. No information in the Registrant's Registration Statement relating to the Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Market Neutral Strategy - U.S., the Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Market Neutral Strategy - Global, the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Dynamic All Market Fund, the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Dynamic All Market Plus Fund, the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Select US Equity Portfolio, the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of the AllianceBernstein Emerging Markets Multi-Asset Portfolio, the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Emerging Markets Equity Portfolio and the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Select US Long/Short Portfolio is amended or superseded.

PROSPECTUS  |  NOVEMBER 1, 2012


The AllianceBernstein Growth Funds


Domestic Growth Funds                                            Global Growth Funds
(Shares Offered--Exchange Ticker Symbol)                         (Shares Offered--Exchange Ticker Symbol)

    AllianceBernstein Growth Fund                                    AllianceBernstein Global Thematic Growth Fund
    (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX;                    (Class A-ALTFX; Class B-ATEBX; Class C-ATECX;
     Class R-AGFRX; Class K-AGFKX; Class I-AGFIX;                     Class R-ATERX; Class K-ATEKX; Class I-AGTIX;
     Advisor Class-AGRYX)                                             Advisor Class-ATEYX)

    AllianceBernstein Large Cap Growth Fund                          AllianceBernstein International Growth Fund
    (Class A-APGAX; Class B-APGBX; Class C-APGCX;                    (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX;
     Class R-ABPRX; Class K-ALCKX; Class I-ALLIX;                     Class R-AWPRX; Class K-AWPKX; Class I-AWPIX;
     Advisor Class-APGYX)                                             Advisor Class-AWPYX)

    AllianceBernstein Discovery Growth Fund                          AllianceBernstein International Discovery Equity
    (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX;                    Portfolio
     Class R-CHCRX; Class K-CHCKX; Class I-CHCIX;                    (Class A-ADEAX; Class C-AIDCX; Class R-ADERX;
     Advisor Class-CHCYX)                                             Class K-ADEKX; Class I-ADEIX; Advisor Class-ADEYX)

    AllianceBernstein Small Cap Growth Portfolio                     AllianceBernstein International Focus 40 Portfolio
    (Class A-QUASX; Class B-QUABX; Class C-QUACX;                    (Class A-AIIAX; Class C-ABFCX; Class R-ABFRX;
     Class R-QUARX; Class K-QUAKX; Class I-QUAIX;                     Class K-ABFKX; Class I-ABFIX; Advisor Class-ABFYX)
     Advisor Class-QUAYX)

    AllianceBernstein U.S. Strategic Research Portfolio
    (Class A-AURAX; Class C-AURCX; Class R-AURRX;
     Class K-AURKX; Class I-AURIX; Advisor Class-AURYX)



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                               Page
SUMMARY INFORMATION...........................................   4

DOMESTIC GROWTH FUNDS.........................................   4

  ALLIANCEBERNSTEIN GROWTH FUND...............................   4

  ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND.....................   8

  ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND.....................  12

  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO................  16

  ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO.........  20

GLOBAL GROWTH FUNDS...........................................  24

  ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND...............  24

  ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND.................  28

  ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO..  32

  ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO..........  36

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  41

INVESTING IN THE FUNDS........................................  50

  How to Buy Shares...........................................  50

  The Different Share Class Expenses..........................  51

  Sales Charge Reduction Programs for Class A Shares..........  53

  CDSC Waivers and Other Programs.............................  53

  Choosing a Share Class......................................  54

  Payments to Financial Advisors and Their Firms..............  54

  How to Exchange Shares......................................  56

  How to Sell or Redeem Shares................................  56

  Frequent Purchases and Redemptions of Fund Shares...........  57

  How the Funds Value Their Shares............................  58

MANAGEMENT OF THE FUNDS.......................................  59

DIVIDENDS, DISTRIBUTIONS AND TAXES............................  63

GENERAL INFORMATION...........................................  64

GLOSSARY OF INVESTMENT TERMS..................................  65

FINANCIAL HIGHLIGHTS..........................................  66

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DOMESTIC GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 113 of the Funds' Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)


                        CLASS B SHARES                               CLASS
           CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
           SHARES     TO NEW INVESTORS)    SHARES       SHARES       SHARES
-----------------------------------------------------------------------------
Maximum
Sales
Charge
(Load)
Imposed
on
Purchases
(as a
percentage
of
offering
price)       4.25%            None            None       None         None
-----------------------------------------------------------------------------
Maximum
Deferred
Sales
Charge
(Load)
(as a
percentage
of
offering
price or
redemption
proceeds,
whichever
is lower)   None(a)         4.00%(b)        1.00%(c)     None         None
-----------------------------------------------------------------------------
Exchange
 Fee         None             None            None       None         None


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .32%    .43%    .34%       .32%       .26%    .19%   .12%
  Other Expenses                            .09%    .09%    .09%       .09%       .09%    .09%   .09%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .41%    .52%    .43%       .41%       .35%    .28%   .21%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.46%   2.27%   2.18%      1.16%      1.60%   1.28%   .96%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.



(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.



(c)For Class C shares, the CDSC is 0% after the first year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  567  $  630  $  321     $  118     $  163  $  130  $   98
After 3 Years   $  867  $  909  $  682     $  368     $  505  $  406  $  306
After 5 Years   $1,189  $1,215  $1,169     $  638     $  871  $  702  $  531
After 10 Years  $2,097  $2,402  $2,513     $1,409     $1,900  $1,545  $1,178
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:





                                                        CLASS B CLASS C
-----------------------------------------------------------------------
After 1 Year                                            $  230  $  221
After 3 Years                                           $  709  $  682
After 5 Years                                           $1,215  $1,169
After 10 Years                                          $2,402  $2,513
-----------------------------------------------------------------------




PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 103% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts seek to identify companies or industries for which other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.


In consultation with the Fund's Investment Advisory Members (oversight groups composed of senior investment professionals), senior sector analysts are responsible for the construction of the portfolio. This investment team allocates the Fund's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

In addition to working with the senior sector analysts to review and assess the Fund's portfolio characteristics, the Investment Advisory Members' responsibility includes cross-fertilizing best practices and insight across the firm.


The Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. Normally, the Fund invests in approximately 65-120 companies.



The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.



The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.




PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 15.58%.



                                    [CHART]


  02       03      04      05      06      07      08       09      10     11
-------  ------  ------  ------  ------  ------  -------  ------  ------  -----
-28.63%  34.88%  15.03%  11.64%  -2.04%  12.76%  -43.38%  35.05%  14.95%  1.04%



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 15.35%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -22.97%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                  1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                -3.25% -0.84%   1.51%
               -------------------------------------------------  ------ ------- --------
               Return After Taxes on Distributions                -3.25% -0.84%   1.51%
               -------------------------------------------------  ------ ------- --------
               Return After Taxes on Distributions and Sale of
               Fund Shares                                        -2.11% -0.71%   1.29%
-----------------------------------------------------------------------------------------
Class B        Return Before Taxes                                -3.80% -0.78%   1.32%
-----------------------------------------------------------------------------------------
Class C        Return Before Taxes                                -0.67% -0.70%   1.21%
-----------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                 1.33%  0.33%   2.26%
-----------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                 0.93% -0.06%   1.84%
-----------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                 1.24%  0.26%   2.12%
-----------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                 1.59%  0.59%   2.43%
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index (reflects no deduction for fees,
expenses, or taxes)                                                2.64%  2.50%   2.59%
-----------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2008      Senior Vice President of the Adviser

Amy P. Raskin       Since 2010      Senior Vice President of the Adviser

Vadim Zlotnikov     Since 2008      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 40 in this Prospectus.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 113 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                       CLASS B SHARES
                                                                         CLASS A   (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES      TO NEW INVESTORS)    SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        4.25%             None            None       None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None(a)          4.00%(b)        1.00%(c)     None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None        None


                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                               CLASS A  CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .75%      .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees                        .30%     1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                                                .27%      .38%    .31%       .26%       .26%    .20%   .07%
  Other Expenses                                                .05%      .05%    .05%       .06%       .05%    .05%   .05%
                                                              ------     -----   -----      -----      -----   -----   ----
Total Other Expenses                                            .32%      .43%    .36%       .32%       .31%    .25%   .12%
                                                              ------     -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses                           1.37%     2.18%   2.11%      1.07%      1.56%   1.25%   .87%
                                                              ======     =====   =====      =====      =====   =====   ====
Fee Waiver and/or Expense Reimbursement                       (.12)%(d)    -0-     -0-        -0-        -0-     -0-    -0-
                                                              ------     -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement(d)                                      1.25%     2.18%   2.11%      1.07%      1.56%   1.25%   .87%
                                                              ======     =====   =====      =====      =====   =====   ====
-----------------------------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.



(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.



(c)For Class C shares, the CDSC is 0% after the first year.



(d)The fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2013 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days' notice to the Fund prior to that date.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  547  $  621  $  314     $  109     $  159  $  127  $   89
After 3 Years   $  829  $  882  $  661     $  340     $  493  $  397  $  278
After 5 Years   $1,132  $1,169  $1,134     $  590     $  850  $  686  $  482
After 10 Years  $1,991  $2,308  $2,441     $1,306     $1,856  $1,511  $1,073
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:





                CLASS B CLASS C
-------------------------------
After 1 Year    $  221  $  214
After 3 Years   $  682  $  661
After 5 Years   $1,169  $1,134
After 10 Years  $2,308  $2,441
-------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Fund invests primarily in the domestic equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies and normally invests in approximately 50-70 companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.



For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $1.4 billion to $540 billion as of June 30, 2012, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.



The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.



This investment team allocates the Fund's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.



The Adviser's research focus is in companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.



The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.



The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.




PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value or, NAV.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.




You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 20.24%.



                                    [CHART]


   02      03       04      05      06      07      08       09     10      11
-------  ------   -----   ------  ------  ------  -------  ------  -----  ------
-32.38%  22.71%   8.19%   14.15%  -0.91%  13.77%  -31.66%  41.15%  9.41%  -0.89%



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 16.51%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -16.39%, 2ND QUARTER, 2002.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -5.10%  2.64%   1.47%
               ------------------------------------------------------------ ------ ------- --------
               Return After Taxes on Distributions                          -5.10%  2.64%   1.47%
               ------------------------------------------------------------ ------ ------- --------
               Return After Taxes on Distributions and Sale of Fund Shares  -3.32%  2.26%   1.26%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -5.71%  2.66%   1.28%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -2.75%  2.71%   1.13%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -0.73%  3.78%   2.18%
---------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                          -1.18%  3.39%   1.76%
---------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                          -0.92%  3.69%   2.06%
---------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                          -0.58%  4.06%   2.40%
---------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                         2.64%  2.50%   2.59%
---------------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



** Inception dates for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Frank V. Caruso       Since 2012      Senior Vice President of the Adviser

Vincent C. DuPont     Since 2012      Senior Vice President of the Adviser

John H. Fogarty       Since 2012      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 40 in this Prospectus.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND


(FORMERLY ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND)

--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 113 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                       CLASS B SHARES
                                                                         CLASS A   (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES      TO NEW INVESTORS)    SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        4.25%             None            None       None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None(a)          4.00%(b)        1.00%(c)     None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None        None


                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .72%    .72%    .72%      .72%        .72%    .72%   .72%
Distribution and/or Service (12b-1) Fees    .23%   1.00%   1.00%      None        .50%    .25%   None
Other Expenses:
  Transfer Agent                            .13%    .24%    .15%      .12%        .26%    .19%   .02%
  Other Expenses                            .10%    .09%    .09%      .10%        .09%    .09%   .07%
                                           -----   -----   -----      ----       -----   -----   ----
Total Other Expenses                        .23%    .33%    .24%      .22%        .35%    .28%   .09%
                                           -----   -----   -----      ----       -----   -----   ----
Acquired Fund Fees and Expenses             .01%    .01%    .01%      .01%        .01%    .01%   .01%
                                           -----   -----   -----      ----       -----   -----   ----
Total Annual Fund Operating Expenses       1.19%   2.06%   1.97%      .95%       1.58%   1.26%   .82%
                                           =====   =====   =====      ====       =====   =====   ====
-------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.



(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.



(c)For Class C shares the CDSC is 0% after the first year.




EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  541  $  609  $  300     $   97     $  161  $  128  $   84
After 3 Years   $  787  $  846  $  618     $  303     $  499  $  400  $  262
After 5 Years   $1,052  $1,108  $1,062     $  525     $  860  $  692  $  455
After 10 Years  $1,807  $2,166  $2,296     $1,166     $1,878  $1,523  $1,014
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period.



                CLASS B CLASS C
-------------------------------
After 1 Year    $  209  $  200
After 3 Years   $  646  $  618
After 5 Years   $1,108  $1,062
After 10 Years  $2,166  $2,296
-------------------------------




PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market.
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million).
As of June 30, 2012, there were approximately 4,350 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $12.7 billion. Because the Fund's definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Fund may define small- and mid-capitalization companies using a different classification system.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in approximately 60-120 companies broadly diversified by sector.


The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants.



The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT POLICIES (PREVIOUSLY IT HAD INVESTED PRIMARILY IN "MID-CAPITALIZATION" COMPANIES) AND ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM AT THAT TIME. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES. EFFECTIVE NOVEMBER 1, 2012, THE FUND CHANGED ITS NAME TO ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND.


BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 14.04%.



                                    [CHART]


   02      03       04      05       06     07      08       09      10     11
-------  ------   ------   -----   -----  ------  -------  ------  ------  -----
-32.72%  65.96%   19.23%   6.71%   1.36%  11.88%  -48.52%  46.96%  39.08%  3.64%





During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.27%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -30.35%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -0.79%  3.16%   5.33%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -0.79%  2.74%   4.73%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -0.51%  2.67%   4.50%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -1.17%  3.19%   5.06%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           1.83%  3.23%   4.93%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           3.83%  4.27%   6.03%
---------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                           3.20%  3.72%   5.51%
---------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                           3.47%  4.03%   5.80%
---------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                           4.03%  4.47%   6.17%
---------------------------------------------------------------------------------------------------
Russell 2500(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                        -1.57%  2.89%   5.23%
---------------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2008      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2008      Senior Vice President of the Adviser

Samantha S. Lau        Since 2008      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2008      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 40 in this Prospectus.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 113 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                      CLASS B SHARES
                                                                         CLASS A  (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES     TO NEW INVESTORS)    SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        4.25%            None            None       None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None(a)         4.00%(b)        1.00%(c)     None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None       None


                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .27%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .21%    .33%    .23%       .19%       .25%    .14%   .09%
  Other Expenses                            .10%    .10%    .10%       .11%       .10%    .11%   .10%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .31%    .43%    .33%       .30%       .35%    .25%   .19%
                                           -----   -----   -----      -----      -----   -----   ----
Acquired Fund Fees and Expenses             .01%    .01%    .01%       .01%       .01%    .01%   .01%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.34%   2.19%   2.09%      1.06%      1.61%   1.26%   .95%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------


(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.



(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.



(c)For Class C shares the CDSC is 0% after the first year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  556  $  622  $  312     $  108     $  164  $  128  $   97
After 3 Years   $  831  $  885  $  655     $  337     $  508  $  400  $  303
After 5 Years   $1,128  $1,175  $1,124     $  585     $  876  $  692  $  525
After 10 Years  $1,969  $2,308  $2,421     $1,294     $1,911  $1,523  $1,166
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:





                CLASS B CLASS C
-------------------------------
After 1 Year    $  222  $  212
After 3 Years   $  685  $  655
After 5 Years   $1,175  $1,124
After 10 Years  $2,308  $2,421
-------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 88% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2012, there were approximately 4,230 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $9.3 billion. Because the Fund's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies broadly diversified by sector.


The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights or warrants.



The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 17.08%.



                                    [CHART]


   02      03      04      05       06      07       08      09      10     11
-------  ------  ------   -----   ------  ------  -------  ------  ------  -----
-31.84%  48.09%  13.95%   4.71%   10.58%  13.97%  -45.14%  42.02%  37.00%  4.13%



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 21.22%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.82%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -0.29%  3.94%   4.91%
               ------------------------------------------------------------ ------ ------- --------
               Return After Taxes on Distributions                          -0.63%  3.87%   4.88%
               ------------------------------------------------------------ ------ ------- --------
               Return After Taxes on Distributions and Sale of Fund Shares  -0.04%  3.35%   4.28%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -0.71%  3.95%   4.68%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           2.35%  4.04%   4.56%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           4.38%  5.12%   5.65%
---------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                           3.86%  4.74%   5.25%
---------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                           4.19%  5.03%   5.53%
---------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                           4.53%  5.41%   5.87%
---------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                        -2.91%  2.09%   4.48%
---------------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



** Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2004      Senior Vice President of the Adviser

Samantha S. Lau        Since 2004      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 40 in this Prospectus.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 113 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                                                   CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K AND I
                                                                                SHARES   SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               4.25%     None       None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None      None       None         None


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                      CLASS A CLASS C ADVISOR CLASS CLASS R  CLASS K  CLASS I
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                          .75%    .75%       .75%       .75%     .75%     .75%
Distribution and/or Service (12b-1) Fees                                 .30%   1.00%       None       .50%     .25%     None
Other Expenses:
  Transfer Agent                                                         .09%    .11%       .10%       .06%     .09%     .12%
  Other Expenses                                                        1.43%   1.55%      1.57%      1.54%    1.55%    1.56%
                                                                      ------- -------    -------    -------  -------  -------
Total Other Expenses                                                    1.52%   1.66%      1.67%      1.60%    1.64%    1.68%
                                                                      ------- -------    -------    -------  -------  -------
Acquired Fund Fees and Expenses                                          .01%    .01%       .01%       .01%     .01%     .01%
                                                                      ------- -------    -------    -------  -------  -------
Total Annual Fund Operating Expenses                                    2.58%   3.42%      2.43%      2.86%    2.65%    2.44%
                                                                      ======= =======    =======    =======  =======  =======
Fee Waiver and/or Expense Reimbursement(c)                            (1.22)% (1.36)%    (1.37)%    (1.30)%  (1.34)%  (1.38)%
                                                                      ------- -------    -------    -------  -------  -------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                          1.36%   2.06%      1.06%      1.56%    1.31%    1.06%
                                                                      ======= =======    =======    =======  =======  =======
------------------------------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.



(b)For Class C shares, the CDSC is 0% after the first year.



(c)The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding 1.35% on Class A shares, 2.05% on Class C shares, 1.05% on Advisor Class shares, 1.55% on Class R shares, 1.30% on Class K shares or 1.05% on Class I shares (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses). Fees waived and expenses borne by the Adviser are subject to reimbursement until December 23, 2012. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the fee percentages set forth in the table or cause the total of the payments to exceed the Fund's total initial offering expenses. This fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2013 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days' notice to the Fund prior to that date


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------
After 1 Year    $  558  $  309*    $  108     $  159  $  133  $  108
After 3 Years   $1,082  $  924     $  626     $  763  $  696  $  628
After 5 Years   $1,632  $1,662     $1,171     $1,394  $1,285  $1,176
After 10 Years  $3,129  $3,612     $2,662     $3,092  $2,884  $2,671
---------------------------------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 126% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing primarily in a diversified portfolio of U.S. companies in multiple industries that may benefit from innovation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by U.S. companies.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive U.S. securities, fitting into broader investment themes identified by the Adviser, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macroeconomic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 600 primarily U.S. mid- to large-capitalization companies for investment.

The Fund invests in securities issued by companies from multiple industries in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund may invest up to 20% of its net assets in equity and fixed-income securities issued by non-U.S. corporate and governmental issuers. The Fund may invest in both developed and emerging market countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund may also invest in synthetic foreign equity securities, which are a type of warrant used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts ("REITs") and zero coupon bonds. Normally, the Fund invests in about 40-60 companies.


The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.



Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.



The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and


.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.



You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 18.23%.



                                    [CHART]


 02      03      04      05      06      07      08      09        10      11
----    ----    ----    ----    ----    ----    ----    ----    ------   -------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    23.61%   -18.25%



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 16.17%, 4TH QUARTER, 2010; AND WORST QUARTER WAS DOWN -25.56%, 3RD QUARTER, 2011.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                      SINCE
                                                                            1 YEAR  INCEPTION*
----------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -21.70%   -1.60%
               ------------------------------------------------------------ ------- ----------
               Return After Taxes on Distributions                          -21.78%   -1.73%
               ------------------------------------------------------------ ------- ----------
               Return After Taxes on Distributions and Sale of Fund Shares  -14.00%   -1.35%
----------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -19.64%   -0.17%
----------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -11.57%    0.71%
----------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -18.50%    0.27%
----------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -18.24%    0.54%
----------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -18.05%    0.80%
----------------------------------------------------------------------------------------------
S&P 500
(reflects no deduction for fees, expenses, or taxes)                          2.11%    8.06%
----------------------------------------------------------------------------------------------


*  Inception date for all Classes is 12/23/09.

** After-tax returns:

   -Are shown for Class A shares only and will vary for Class C and Advisor
    Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Catherine D. Wood     Since 2009      Senior Vice President of the Adviser

Joseph G. Carson      Since 2009      Senior Vice President of the Adviser

Amy P. Raskin         Since 2009      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2009      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 40 in this Prospectus.

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 113 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                       CLASS B SHARES
                                                                         CLASS A   (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES      TO NEW INVESTORS)    SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        4.25%             None            None       None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                    None(a)          4.00%(b)        1.00%(c)     None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None        None


                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .74%    .74%    .74%       .74%       .74%    .74%   .74%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .41%    .55%    .46%       .41%       .26%    .20%   .05%
  Other Expenses                            .10%    .10%    .10%       .10%       .10%    .10%   .10%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .51%    .65%    .56%       .51%       .36%    .30%   .15%
                                           -----   -----   -----      -----      -----   -----   ----
Acquired Fund Fees and Expenses             .02%    .02%    .02%       .02%       .02%    .02%   .02%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.57%   2.41%   2.32%      1.27%      1.62%   1.31%   .91%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.



(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.



(c)For Class C shares, the CDSC is 0% after the first year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  578  $  644  $  335     $  129     $  165  $  133  $   93
After 3 Years   $  900  $  951  $  724     $  403     $  511  $  415  $  290
After 5 Years   $1,244  $1,285  $1,240     $  697     $  881  $  718  $  504
After 10 Years  $2,213  $2,538  $2,656     $1,534     $1,922  $1,579  $1,120
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:





                CLASS B CLASS C
-------------------------------
After 1 Year    $  244  $  235
After 3 Years   $  751  $  724
After 5 Years   $1,285  $1,240
After 10 Years  $2,538  $2,656
-------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 154% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, REITs and zero-coupon bonds. Normally, the Fund invests in about 60-80 companies.


The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.



Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.



The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT OBJECTIVE AND POLICIES (PREVIOUSLY IT HAD INVESTED PRIMARILY IN TECHNOLOGY COMPANIES) AND ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 9.65%.





                                    [CHART]


   02      03      04      05     06      07       08      09      10       11
-------  ------   -----   -----  -----  ------  -------  ------  ------  -------
-42.95%  41.67%   4.93%   4.97%  8.12%  20.29%  -45.43%  55.54%  18.43%  -23.71%



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 25.86%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.81%, 3RD QUARTER, 2002.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                                                          1 YEAR  5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Class A*                      Return Before Taxes                                                         -26.95% -2.45%
                              ------------------------------------------------------------                ------- -------
                              Return After Taxes on Distributions                                         -27.02% -2.52%
                              ------------------------------------------------------------                ------- -------
                              Return After Taxes on Distributions and Sale of Fund Shares                 -17.43% -2.07%
--------------------------------------------------------------------------------------------------------------------------
Class B                       Return Before Taxes                                                         -27.35% -2.40%
--------------------------------------------------------------------------------------------------------------------------
Class C                       Return Before Taxes                                                         -25.03% -2.33%
--------------------------------------------------------------------------------------------------------------------------
Advisor Class                 Return Before Taxes                                                         -23.48% -1.31%
--------------------------------------------------------------------------------------------------------------------------
Class R**                     Return Before Taxes                                                         -23.79% -1.65%
--------------------------------------------------------------------------------------------------------------------------
Class K**                     Return Before Taxes                                                         -23.56% -1.34%
--------------------------------------------------------------------------------------------------------------------------
Class I**                     Return Before Taxes                                                         -23.28% -1.01%
--------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                         -7.35% -1.93%
--------------------------------------------------------------------------------------------------------------------------


                                                                            10 YEARS
------------------------------------------------------------------------------------
Return Before Taxes                                                          -1.61%
------------------------------------------------------------                --------
Return After Taxes on Distributions                                          -1.64%
------------------------------------------------------------                --------
Return After Taxes on Distributions and Sale of Fund Shares                  -1.36%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -1.81%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -1.91%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -0.88%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -1.26%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -0.95%
------------------------------------------------------------------------------------
Return Before Taxes                                                          -0.66%
------------------------------------------------------------------------------------


  4.24%
--------


* After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


**Inception date for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K, and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Catherine D. Wood     Since 2008      Senior Vice President of the Adviser

Joseph G. Carson      Since 2008      Senior Vice President of the Adviser

Amy P. Raskin         Since 2008      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2008      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 40 in this Prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 113 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                       CLASS B SHARES
                                                                         CLASS A   (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS
                                                                         SHARES      TO NEW INVESTORS)    SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                       4.25%             None            None        None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                     None(a)         4.00%(b)        1.00%(c)     None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                               None             None            None        None


                                                                           CLASS
                                                                         R, K AND I
                                                                           SHARES
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         None
-----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None
-----------------------------------------------------------------------------------
Exchange Fee                                                                None


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .26%    .33%    .29%       .25%       .26%    .20%   .05%
  Other Expenses                            .09%    .10%    .09%       .10%       .09%    .09%   .10%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .35%    .43%    .38%       .35%       .35%    .29%   .15%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.40%   2.18%   2.13%      1.10%      1.60%   1.29%   .90%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.



(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.



(c)For Class C shares, the CDSC is 0% after the first year.


EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  561  $  621  $  316     $  112     $  163  $  131  $   92
After 3 Years   $  849  $  882  $  667     $  350     $  505  $  409  $  287
After 5 Years   $1,158  $1,169  $1,144     $  606     $  871  $  708  $  498
After 10 Years  $2,033  $2,316  $2,462     $1,340     $1,900  $1,556  $1,108
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:





                CLASS B CLASS C
-------------------------------
After 1 Year    $  221  $  216
After 3 Years   $  682  $  667
After 5 Years   $1,169  $1,144
After 10 Years  $2,316  $2,462
-------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts seek to identify companies or industries that other investors have underestimated earnings potential--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.



Sector heads are responsible for the construction of the portfolio. This investment team allocates the Fund's investments among broad sector groups utilizing the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.




The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.


The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.



Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.



The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was -10.31%.





                                    [CHART]


  02      03      04      05      06      07      08       09      10      11
------  ------  ------  ------  ------  ------  -------  ------  ------  -------
-6.22%  44.72%  23.85%  19.83%  25.04%  17.14%  -49.39%  40.09%  12.39%  -16.51%


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.65%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.28%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)



                                                                            1 YEAR  5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -20.05% -5.69%   6.51%
               ------------------------------------------------------------ ------- ------- --------
               Return After Taxes on Distributions                          -20.01% -6.10%   6.25%
               ------------------------------------------------------------ ------- ------- --------
               Return After Taxes on Distributions and Sale of Fund Shares  -12.73% -4.64%   5.89%
----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -20.53% -5.61%   6.33%
----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -17.92% -5.55%   6.20%
----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -16.32% -4.59%   7.31%
----------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                          -16.78% -5.12%   6.73%
----------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                          -16.50% -4.83%   7.02%
----------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                          -16.16% -4.46%   7.38%
----------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the
reinvestment of dividends net of non-U.S. withholding taxes)                -12.21% -4.09%   5.14%
----------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the
reinvestment of dividends net of non-U.S. withholding taxes)                -13.71% -2.92%   6.31%
----------------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


** Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Robert Alster           Since 2011      Senior Vice President of the Adviser

William A. Johnston     Since 2011      Senior Vice President of the Adviser

Daniel C. Roarty        Since 2011      Senior Vice President of the Adviser

Tassos Stassopoulos     Since 2011      Senior Vice President of the Adviser

Christopher M. Toub     Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 40 in this Prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 113 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                                                                                    CLASS
                                                                                CLASS A   CLASS C   ADVISOR CLASS R, K AND I
                                                                                SHARES    SHARES       SHARES       SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%      None        None         None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)    None(a)  1.00%(b)     None         None
----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None      None        None         None


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                      CLASS A CLASS C ADVISOR CLASS CLASS R  CLASS K  CLASS I
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                         1.00%   1.00%      1.00%      1.00%    1.00%    1.00%
Distribution and/or Service (12b-1) Fees                                 .30%   1.00%       None       .50%     .25%     None
Other Expenses:
  Transfer Agent                                                        1.42%   1.44%      1.43%       .05%     .05%     .02%
  Other Expenses                                                        5.31%   5.20%      5.31%      5.40%    5.38%    5.39%
                                                                      ------- -------    -------    -------  -------  -------
Total Other Expenses                                                    6.73%   6.64%      6.74%      5.45%    5.43%    5.41%
                                                                      ------- -------    -------    -------  -------  -------
Acquired Fund Fees and Expenses                                          .01%    .01%       .01%       .01%     .01%     .01%
                                                                      ------- -------    -------    -------  -------  -------
Total Annual Fund Operating Expenses                                    8.04%   8.65%      7.75%      6.96%    6.69%    6.42%
                                                                      ======= =======    =======    =======  =======  =======
Fee Waiver and/or Expense Reimbursement(c)                            (6.48)% (6.39)%    (6.49)%    (5.20)%  (5.18)%  (5.16)%
                                                                      ------- -------    -------    -------  -------  -------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                          1.56%   2.26%      1.26%      1.76%    1.51%    1.26%
                                                                      ======= =======    =======    =======  =======  =======
------------------------------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.



(b)For Class C shares, the CDSC is 0% after the first year.



(c)The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding 1.55% on Class A shares, 2.25% on Class C shares, 1.25% on Advisor Class shares, 1.75% on Class R shares, 1.50% on Class K shares or 1.25% on Class I shares (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses). The fees waived and expenses borne by the Adviser are subject to reimbursement until October 26, 2013. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the net expenses reflected in the table or cause the total of the payments to exceed the Fund's total initial offering expenses. The fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2013 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days' notice to the Fund prior to that date.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
---------------------------------------------------------------------
After 1 Year    $  577  $  329*    $  128     $  179  $  154  $  128
After 3 Years   $2,122  $1,942     $1,692     $1,588  $1,515  $1,442
After 5 Years   $3,574  $3,533     $3,172     $2,942  $2,831  $2,718
After 10 Years  $6,835  $7,027     $6,528     $6,103  $5,931  $5,753
---------------------------------------------------------------------


* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.


PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities.


The Fund invests primarily in a diversified portfolio of equity securities of small-and mid-capitalization non-U.S. companies. For these purposes, "small- and mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smaller of $100 million or the market capitalization of the smallest company in the MSCI AC World SMID Index (ex-U.S.)(Net) and the greater of $13 billion or the market capitalization of the largest company in the MSCI AC World SMID Index (ex-U.S.)(Net). The market capitalizations of companies in the MSCI AC World SMID Index (ex-U.S.)(Net) ranged from $22 million to $11.8 billion at June 30, 2012. Because the Fund's definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.



The Fund may invest in securities issued by non-U.S. companies in any industry sector and country. The Adviser employs a "bottom-up" investment process that focuses on a company's prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund's assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries and, at times, may invest significantly in emerging markets.


The Fund may invest in any company and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities.

The Fund may invest in established companies and also in new and less-seasoned companies. The Fund's investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental analysis and quantitative tools in its stock selection process.


The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.



Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund's securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.



The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the equity markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:



.. how the Fund's performance changed from year to year over the life of the Fund; and



.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.



You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Individuals - U.S." then "Pricing & Performance").



The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.



BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 16.01%.


                                    [CHART]


  02     03      04      05      06      07      08      09      10       11
----    ----    ----    ----    ----    ----    ----    ----    ----    -------
 n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a    -19.00%



During the period shown in the bar chart, the Fund's:



BEST QUARTER WAS UP 1.71%, 4TH QUARTER, 2011; AND WORST QUARTER WAS DOWN -22.22%, 3RD QUARTER, 2011.

PERFORMANCE TABLE


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2011)



                                                                                      SINCE
                                                                            1 YEAR  INCEPTION*
----------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -22.41%  -16.21%
               ------------------------------------------------------------ ------- ----------
               Return After Taxes on Distributions                          -22.49%  -16.28%
               ------------------------------------------------------------ ------- ----------
               Return After Taxes on Distributions and Sale of Fund Shares  -14.51%  -13.76%
----------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -20.30%  -13.62%
----------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -18.70%  -12.75%
----------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -19.18%  -13.26%
----------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -18.93%  -13.00%
----------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -18.75%  -12.80%
----------------------------------------------------------------------------------------------
MSCI AC World SMID Index (ex-U.S.)(Net)
(reflects no deduction for fees, expenses, or taxes)                        -16.90%  -10.62%
----------------------------------------------------------------------------------------------



*  Inception date for all Classes is 10/26/10.



** After-tax returns:



   -Are shown for Class A shares only and will vary for Class C and Advisor
    Class shares because these Classes have different expense ratios;



   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
Liliana C. Dearth, a Senior Vice President of the Adviser, has been the person responsible for day-to-day management of the Fund's portfolio since its inception.

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 40 in this Prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


The Fund's investment objective is long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs for Class A Shares on page 53 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 113 of the Funds' SAI.



SHAREHOLDER FEES (fees paid directly from your investment)



                                                                                                                   CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K AND I
                                                                                SHARES   SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None      None        None         None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None         None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None      None        None         None



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                                      CLASS A   CLASS C   ADVISOR CLASS CLASS R   CLASS K
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                          1.00%     1.00%       1.00%       1.00%     1.00%
Distribution and/or Service (12b-1) Fees                                 0.30%     1.00%        None       0.50%     0.25%
Other Expenses:
  Transfer Agent                                                         6.98%    20.61%        .91%        .06%      .10%
  Other Expenses                                                        18.94%    19.31%      19.05%      19.33%    19.31%
                                                                      --------  --------    --------    --------  --------
Total Other Expenses                                                    25.92%    39.92%      19.96%      19.39%    19.41%
                                                                      --------  --------    --------    --------  --------
Total Annual Fund Operating Expenses Before Fee Waiver                  27.22%    41.92%      20.96%      20.89%    20.66%
                                                                      ========  ========    ========    ========  ========
Fee Waiver and/or Expense Reimbursement(c)                            (25.67)%  (39.67)%    (19.71)%    (19.14)%  (19.16)%
                                                                      --------  --------    --------    --------  --------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                           1.55%     2.25%       1.25%       1.75%     1.50%
                                                                      ========  ========    ========    ========  ========
----------------------------------------------------------------------------------------------------------------------------


                                                                      CLASS I
-------------------------------------------------------------------------------
Management Fees                                                          1.00%
Distribution and/or Service (12b-1) Fees                                  None
Other Expenses:
  Transfer Agent                                                          .03%
  Other Expenses                                                        19.33%
                                                                      --------
Total Other Expenses                                                    19.36%
                                                                      --------
Total Annual Fund Operating Expenses Before Fee Waiver                  20.36%
                                                                      ========
Fee Waiver and/or Expense Reimbursement(c)                            (19.11)%
                                                                      --------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
 Reimbursement                                                           1.25%
                                                                      ========
---------------------------------------------------------------------------------------------------------------------------



(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.



(b)For Class C shares, the CDSC is 0% after the first year.



(c)The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund through June 30, 2014, to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser may be reimbursed by the Fund through July 6, 2014. No reimbursement payment will be made that would cause the Fund's total annual Fund operating expenses to exceed the total annual Fund operating expenses after fee waiver reflected in the table or cause the total of the payments to exceed the Fund's total initial offering expenses.



EXAMPLES


The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Fund shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS C ADVISOR CLASS CLASS R  CLASS K  CLASS I
-----------------------------------------------------------------------
After 1 Year    $   576 $  328*   $     127   $    178 $    153 $  127
After 3 Years   $ 4,837 $5,956    $   3,810   $  3,833 $  3,786 $3,728
After 5 Years   $ 7,414 $8,235    $   6,411   $[6,420] $[6,370] $6,308
After 10 Years  $10,238 $9,591    $[10,041]   $ 10,041 $ 10,021 $9,993
-----------------------------------------------------------------------



* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.



PRINCIPAL STRATEGIES


The Fund pursues its objective by investing primarily in a focused portfolio of approximately 30-50 equity securities of non-U.S. companies. Although the Fund intends to invest substantially all of its assets in non-U.S. issuers under normal circumstances, the Fund may at times invest in U.S. issuers, particularly U.S. issuers whose growth prospects depend, in the Adviser's view, on non-U.S. factors. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.



In choosing investments, the Fund pursues an opportunistic investment strategy and is unconstrained by considerations of capitalization range, industry sector or country. The Fund may invest in any company in any type of industry (including real-estate related issuers) and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in depositary receipts, rights and warrants, synthetic foreign equity securities, such as various types of warrants used internationally that entitle a holder to buy or sell underlying securities, and convertible securities.



The Adviser employs a "bottom up" investment process that focuses on a company's prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund's assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries.



The Fund may make short sales of securities or may take short positions in securities in anticipation that the value of the securities will decline. The Fund may use total return swaps or other investment techniques to take such short positions. The Fund intends to make such investments when it believes that a company's securities are overvalued or face adverse economic or other conditions.



The Fund may invest in established companies, but also in new and less-seasoned companies. The Fund's investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.



When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental analysis and quantitative tools in its stock selection process.



The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.



Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund's securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.



The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.



The Fund may use other investment techniques and may use leverage for investment purposes to increase return by using the cash made available by derivative instruments to make other investments in accordance with its investment objective.

The Fund is non-diversified, meaning that it may invest more of its assets in a smaller number of issuers.



PRINCIPAL RISKS


.. MARKET RISK: The value of the Fund's assets will fluctuate as the equity markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.



.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.



.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because these markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.



.. CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.



.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.



.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.



.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's shares.



.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.



.. REAL ESTATE RISK: The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or "REITs", may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.



.. DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund's NAV.



.. SHORT SALES RISK: The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Fund). In contrast, the risk of loss from a long position is limited to the Fund's investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Fund will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.



.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.





As with all investments, you may lose money by investing in the Fund.



PERFORMANCE INFORMATION


No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER


AllianceBernstein L.P. is the investment adviser for the Fund.



PORTFOLIO MANAGER


Laurent Saltiel, a Senior Vice President of the Adviser, has been the person responsible for day-to-day management of the Fund's portfolio since 2011.


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 40 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES


     .   PURCHASE AND SALE OF FUND SHARES



PURCHASE MINIMUMS



                                                                     INITIAL            SUBSEQUENT
--------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs     $2,500                 $50
(Class B Shares are not currently offered to new shareholders)
--------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                      reaches $2,500
--------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                 None
through other limited arrangements)
--------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K and Class I Shares are available at NAV,    None                 None
without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund.
--------------------------------------------------------------------------------------------------------------



You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).



     .   TAX INFORMATION



Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.



     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES



If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

DERIVATIVES

Each Fund may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:


 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.



 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.


.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.


 - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Fund will receive or make a payment to the counterparty.


 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.


 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.


   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by Standard & Poor's Rating Services ("S&P") or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.


DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES

A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.



FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission ("Commission") guidelines, each Fund limits its investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES


A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.



A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.




LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate" or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.


A Fund will invest cash collateral in a money market fund approved by the Fund's Board of Directors or Trustees (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Fund's risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.



PREFERRED STOCK

A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer's common stock, as well as the dividends payable on the preferred stock.



REAL ESTATE INVESTMENT TRUSTS (REITS)


REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to a Fund's limitations on borrowings and create leverage risk for a Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the purchase price.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.


STRUCTURED PRODUCTS


A Fund may invest in certain derivatives-type investments that combine a stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities and commodity-linked notes and commodity index-linked notes. The performance of the structured product, which is generally structured as a note or other fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities or a securities or commodities index. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities or commodities and related derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risks of the structured product.



Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to pay make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.



Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.


ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in a Fund may involve the special risk considerations described below.


FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.


LEVERAGE


A Fund's investments in certain derivatives may effectively leverage the Fund's portfolio. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.



Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on the NAV of the shares. So long as the Fund is able to realize a return on its investments made with leveraged cash that is higher than the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the carrying costs of leveraged transactions approach the return on the Fund's investments made through leverage, the benefit of leverage to the Fund's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the return to shareholders, the Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Fund's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.


INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

A Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.


PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered in this Prospectus. The Funds offer seven classes of shares through this Prospectus, except for ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH GROWTH PORTFOLIO, ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO AND ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40, each of which offers six classes of shares through this Prospectus.



Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.



HOW TO BUY SHARES


The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.



CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS


EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.



You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.



PURCHASE MINIMUMS AND MAXIMUMS
------------------------------



MINIMUMS:*



--Initial:                     $2,500
--Subsequent:                  $   50



*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.



MAXIMUM INDIVIDUAL PURCHASE AMOUNT:



--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000



OTHER PURCHASE INFORMATION


Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.



If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.



TAX-DEFERRED ACCOUNTS


Class A shares are also available to the following tax-deferred arrangements:



..  Traditional and Roth IRAs (minimums listed in the table above apply);



.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and



.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).



Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.



ADVISOR CLASS SHARES


You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:



.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;



.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and



.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.



The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.



CLASS A, CLASS R, CLASS K AND CLASS I SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS


Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:



..  Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.



.. Class R shares are designed for group retirement plans with plan assets up to $10,000,000.



..  Class K shares are designed for group retirement plans with at least
   $1,000,000 in plan assets.



..  Class I shares are designed for group retirement plans with at least
   $10,000,000 in plan assets and certain related group retirement plans described in the Funds' SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in a Fund.



Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.



REQUIRED INFORMATION


A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.



A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.



GENERAL


IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.



THE DIFFERENT SHARE CLASS EXPENSES


This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.



ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES



                           WHAT IS A RULE 12B-1 FEE?


  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.



The amount of Rule 12b-1 and/or service fees for each class of the Fund's shares is up to:



               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.30%*
Class B                   1.00%
Class C                   1.00%
Advisor Class             None
Class R                   0.50%
Class K                   0.25%
Class I                   None



*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND is .50% of the aggregate average daily net assets. The Boards of ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND currently limit the payments to .30%.



Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.



SALES CHARGES


CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.



The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.



The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:



                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00



Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.



CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:



 - persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;



 - plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs; or



 - certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.



Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.



CLASS B SHARES. EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED
(I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR
(III) AS OTHERWISE DESCRIBED BELOW. ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH GROWTH PORTFOLIO, ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO AND ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO DO NOT OFFER CLASS B SHARES.



You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:



                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter   None



If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.



Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.



CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.



Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?


  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.



ADVISOR CLASS SHARES. Advisor Class shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.



CLASS R, CLASS K, AND CLASS I SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.



SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES


THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.



Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund Investors--U.S." then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs").



RIGHTS OF ACCUMULATION


To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.



COMBINED PURCHASE PRIVILEGES


A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:


.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;


.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;



..  the employee benefit plans of a single employer; or



.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.



LETTER OF INTENT


An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.



REQUIRED SHAREHOLDER INFORMATION AND RECORDS


In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:



..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and



.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.



CDSC WAIVERS AND OTHER PROGRAMS



        Here Are Some Ways To Avoid Or Minimize Charges On Redemption.



CDSC WAIVERS


The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:



..  permitted exchanges of shares;



..  following the death or disability of a shareholder;



.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or



.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.



OTHER PROGRAMS


DIVIDEND REINVESTMENT PROGRAM


Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.



DIVIDEND DIRECTION PLAN


A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).



AUTOMATIC INVESTMENT PROGRAM


The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.



REINSTATEMENT PRIVILEGE


A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.



SYSTEMATIC WITHDRAWAL PLAN


The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.



CHOOSING A SHARE CLASS


Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:



..  the amount you intend to invest;



..  how long you expect to own shares;



..  expenses associated with owning a particular class of shares;



.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and



.. whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).



Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.



A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.



YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.



PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS


Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?


  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.



All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.



ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.



For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.



  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:



  - upfront sales commissions;


  - Rule 12b-1 fees;


  - additional distribution support;


  - defrayal of costs for educational seminars and training; and


  - payments related to providing shareholder recordkeeping and/or transfer agency services.



  Please read this Prospectus carefully for information on this compensation.



OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT


In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.



For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $19 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.



A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.



The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.



  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.


  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.


As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:



  Advisor Group, Inc.


  Ameriprise Financial Services

  AXA Advisors


  Cadaret, Grant & Co.


  CCO Investment Services Corp.


  Chase Investment Services


  Commonwealth Financial Network


  Donegal Securities


  Financial Network Investment Company


  LPL Financial


  Merrill Lynch


  Morgan Stanley Wealth Management


  Multi-Financial Securities Corporation


  Northwestern Mutual Investment Services


  PrimeVest Financial Services


  Raymond James


  RBC Wealth Management


  Robert W. Baird


  UBS Financial Services


  Wells Fargo Advisors



Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.



HOW TO EXCHANGE SHARES


You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.



HOW TO SELL OR REDEEM SHARES


You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.



SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN


Your financial intermediary or plan recordkeeper must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.



SELLING SHARES DIRECTLY TO THE FUND


BY MAIL:


.. Send a signed letter of instruction or stock power, along with certificates, to:



          AllianceBernstein Investor Services, Inc.


          P.O. Box 786003


          San Antonio, TX 78278-6003



..  For certified or overnight deliveries, send to:



          AllianceBernstein Investor Services, Inc.


          8000 IH 10 W, 4th floor


          San Antonio, TX 78230



.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.



BY TELEPHONE:


.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.



.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.



.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.



..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.



.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.



FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.



RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.



Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.



A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.



POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.



.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.



.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.



..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).



HOW THE FUNDS VALUE THEIR SHARES


Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.



The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.



Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.



Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2012 totaling approximately $419 billion (of which over $85 billion represented assets of investment companies). As of September 30, 2012, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 32 registered investment companies managed by the Adviser, comprising approximately 117 separate investment portfolios, have approximately 2.7 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:


                                           FEE AS A PERCENTAGE OF
                                                AVERAGE NET       FISCAL YEAR
FUND                                              ASSETS*            ENDED
-----------------------------------------------------------------------------
AllianceBernstein Growth Fund                       .75%            7/31/12
AllianceBernstein Large Cap Growth
 Fund                                               .75%            7/31/12
AllianceBernstein Discovery Growth Fund             .72%            7/31/12
AllianceBernstein Small Cap Growth
 Portfolio                                          .75%            7/31/12
AllianceBernstein U.S. Strategic Research
 Portfolio                                          .00%            6/30/12
AllianceBernstein Global Thematic
 Growth Fund                                        .74%            7/31/12
AllianceBernstein International Growth
 Fund                                               .75%            6/30/12
AllianceBernstein International Discovery
 Equity Portfolio                                   .00%            6/30/12
AllianceBernstein International Focus 40
 Portfolio                                          .00%            6/30/12



* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.



A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above or in the Fund's most recent semi-annual report to shareholders for ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GROWTH FUND are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's Investment Advisory Members.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry focused equity analysts in the United States and abroad.

The following table lists the senior members of the investment team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Frank V. Caruso; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2007,
                                          and U.S. Growth Equities Team Leader.

Amy P. Raskin; since 2010; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                  with which she has been associated in
                                          a substantially similar capacity as a
                                          portfolio manager since prior to 2007.
                                          She is also Director of Research of U.S.
                                          Growth Equities.

Vadim Zlotnikov; since 2008; Senior Vice  Senior Vice President and Chief Market
President of the Adviser                  Strategist of the Adviser. Previously, he
                                          was Chief Investment Officer of Growth
                                          Equities and Chief Investment Strategist
                                          since prior to 2007.




The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND are made by the Adviser's U.S. Growth Equities Team. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.


The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Frank V. Caruso; since 2012; Senior Vice    (see above)
President of the Adviser

Vincent C. DuPont; since 2012; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2007.

John H. Fogarty; since 2012; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2007.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND are made by the Adviser's U.S. Small/Mid Cap Growth Investment Team. The U.S. Small/Mid Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.



The following table lists the senior members of the U.S. Small/Mid Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:



                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
----------------------------------        -------------------------------------------
Bruce K. Aronow; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2007.

N. Kumar Kirpalani; since 2008; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2007.

Samantha S. Lau; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which she has been associated in
                                          a substantially similar capacity as a
                                          portfolio manager since prior to 2007.

Wen-Tse Tseng; since 2008; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity since prior
                                          to 2007.


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO are made by the Adviser's team of research analysts (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                          PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE         THE PAST FIVE (5) YEARS
---------------------------------------------------------------------
Bruce K. Aronow; since 2000; Senior Vice           (see above)
President of the Adviser

N. Kumar Kirpalani; since 2004; Senior             (see above)
Vice President of the Adviser

Samantha S. Lau; since 2004; Senior Vice           (see above)
President of the Adviser

Wen-Tse Tseng; since 2006; Senior Vice             (see above)
President of the Adviser



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO are made by the Adviser's Strategic Research Investment Team, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.


The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Catherine D. Wood; since 2009; Senior      Senior Vice President of the Adviser,
Vice President of the Adviser              with which she has been associated in
                                           a substantially similar capacity as a
                                           portfolio manager since prior to 2007.
                                           She is also Chief Investment Officer of
                                           Thematic Portfolios.

Joseph G. Carson; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2007,
                                           and Director of Global Economic
                                           Research on Fixed-Income.

Amy P. Raskin; since 2009; Senior Vice     (see above)
President of the Adviser

Vadim Zlotnikov; since 2009; Senior Vice   (see above)
President of the Adviser



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND are made by the Adviser's Global Thematic Growth Investment Team, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.


The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE          THE PAST FIVE (5) YEARS
----------------------------------------------------------------------
Catherine D. Wood; since 2008; Senior               (see above)
Vice President of the Adviser

Joseph G. Carson; since 2008; Senior Vice           (see above)
President of the Adviser

Amy P. Raskin; since 2008; Senior Vice              (see above)
President of the Adviser

Vadim Zlotnikov; since 2008; Senior Vice            (see above)
President of the Adviser


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND are made by the Adviser's International Growth sector heads, with oversight by the Adviser's International Growth Investment Advisory Members.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector head dedicated to that sector. The sector heads rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The following table lists the sector heads with the responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Robert Alster; since 2011; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2007.

William A. Johnston, since 2011; Senior    Senior Vice President of
Vice President of the Adviser              AllianceBernstein Limited and a Senior
                                           Vice President of the Adviser, with
                                           which he has been associated in a
                                           substantially similar capacity since prior
                                           to 2007.

Daniel C. Roarty; since 2011; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated
                                           since May 2011, and Team Leader of
                                           Global/International Research Growth
                                           Team. Prior thereto, he was in research
                                           and portfolio management at Nuveen
                                           Investments since prior to 2007.

Tassos Stassopoulos; since 2011; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser              with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since November
                                           2007. Prior thereto, he was a
                                           Managing Director since 2005 and a
                                           senior analyst and sector head for Pan
                                           European Travel and Leisure coverage
                                           at Credit Suisse since prior to 2007.

Christopher M. Toub; since 2005; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser              with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2007.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO are made by
Ms. Liliana C. Dearth, a Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2007.





The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO are the responsibility of Mr. Laurent Saltiel. Mr. Saltiel is a Senior Vice President of the Adviser, with which he has been associated since June 2010. Prior thereto, he was associated with Janus Capital as a portfolio manager since prior to 2007.



The Funds' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.




PERFORMANCE OF COMPOSITE ACCOUNT

Although the ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO (the "Portfolio") has limited performance history, the investment team employed by the Adviser in managing the Portfolio has experience prior to the inception of the Portfolio in managing an institutional discretionary account called "AllianceBernstein International SMID Cap Growth" (the "Similarly Managed Account"), that had substantially the same investment objectives and policies and was managed in accordance with essentially the same investment strategies as those applicable to the Portfolio. The Similarly Managed Account was not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Portfolio, as a registered investment company, is subject and which, if applicable to the Similarly Managed Account, may have adversely affected the performance of the Similarly Managed Account.



Set forth below is investment performance data provided by the Adviser representing the investment performance for the AllianceBernstein International Small & Mid Cap Growth Composite (the "Composite"). The Composite currently includes the Similarly Managed Account and, since its inception, the Portfolio. Performance data is shown for the period since inception of the Similarly Managed Account through September 30, 2012. The aggregate assets for the Composite as of September 30, 2012 are also shown.



The performance data is adjusted to reflect the net expenses of the Portfolio reflected in the "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus.


The Adviser has calculated the performance returns of the Composite monthly using trade-date accounting. Dividends have been accrued at the end of the month and cash flows weighted daily. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Composite may produce different results, and the results for different periods may vary.


The MSCI ACWI ex US SMID Index consists of approximately 5,260 securities across 44 markets, with emerging markets representing approximately 21%. MSCI attempts to capture approximately the lowest 30% of the market capitalization of each market.


To the extent the investment team utilizes investment techniques such as futures or options, the index shown may not be substantially comparable to the performance of the Similarly Managed Account. The index shown is included to illustrate material economic and market factors that existed during the time period shown. The index does not reflect the deduction of any fees.

If the investment team were to purchase a portfolio of securities substantially identical to the securities comprising the index, the performance of the Portfolio relative to the index would be reduced by the Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolio's shareholders of sales charges and in come taxes.

The Composite is provided solely to illustrate the investment team's performance in managing the Similarly Managed Account and, since inception, the Portfolio as measured against a broad-based market index. Investors should not rely on the performance data of the Composite as an indication of future performance of the Portfolio.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.

ALLIANCEBERNSTEIN INTERNATIONAL SMALL & MID CAP GROWTH COMPOSITE
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE

For periods ended September 30, 2012, with Aggregate Assets as of September 30, 2012



                               ASSETS                               SINCE   INCEPTION
COMPOSITE AND BENCHMARK     (IN MILLIONS) 3Q 2012 YTD 2012 1 YEAR INCEPTION   DATE
-------------------------------------------------------------------------------------
Composite                       $7.4       8.54%   17.42%  19.83%  19.83%   12/31/08
MSCI ACWI ex US SMID Index                 8.21%  -12.09%  13.45%  15.65%
-------------------------------------------------------------------------------------


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2012, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that a Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

MSCI AC WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the developed and emerging markets throughout the world.




MSCI ACWI SMID INDEX (EX-U.S.) consists of approximately 5,260 securities across 44 markets, with emerging markets representing approximately 21%.



NON-U.S. COMPANY OR NON-U.S. ISSUER is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country,
(ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000(R) GROWTH INDEX measures the performance of the small to mid-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.



RUSSELL 2500(R) GROWTH INDEX measures the performance of the small to mid-capitalization growth segment of the U.S. equity universe. It includes those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values.



S&P 500 INDEX is a stock market index containing the stocks of 500 U.S. large-capitalization corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO, ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO, ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO AND ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO, this information for all fiscal periods has been audited by Ernst & Young LLP, independent registered public accounting firm. With respect to all other Funds, this information for the three most recently completed fiscal years has been audited by Ernst & Young LLP, independent registered public accounting firm, and the information for the previous years has been audited by the previous independent registered public accounting firm for these Funds. The reports of the independent accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

ALLIANCEBERNSTEIN GROWTH FUND

--------------------------------------------------------------------------------

                                                                                                  CLASS A
                                                                                            YEAR ENDED JULY 31,
                                                                          2012        2011          2010         2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  38.67   $  31.40      $  27.73      $  35.95
                                                                       --------   --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.06)      (.16)         (.09)          .03
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     1.67       7.43          3.76         (8.25)
                                                                       --------   --------      --------      --------
Net increase (decrease) in net asset value from operations                 1.61       7.27          3.67         (8.22)
                                                                       --------   --------      --------      --------
Net asset value, end of period                                         $  40.28   $  38.67      $  31.40      $  27.73
                                                                       ========   ========      ========      ========
TOTAL RETURN
Total investment return based on net asset value(b)*                       4.16%     23.15%        13.23%       (22.87)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $482,561   $526,113      $492,014      $494,401
Ratio to average net assets of:
 Expenses                                                                  1.46%      1.51%(c)      1.54%(c)      1.57%
 Net investment income (loss)                                              (.17)%     (.43)%(c)     (.28)%(c)      .11%
Portfolio turnover rate                                                     103%       145%          229%          189%
-------------------------------------------------------------------------------------------------------------------------




                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  39.45
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.27)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (3.23)
                                                                       --------
Net increase (decrease) in net asset value from operations                (3.50)
                                                                       --------
Net asset value, end of period                                         $  35.95
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      (8.87)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $728,505
Ratio to average net assets of:
 Expenses                                                                  1.37%(d)
 Net investment income (loss)                                              (.69)%
Portfolio turnover rate                                                     100%
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                                          YEAR ENDED JULY 31,
                                                                         2012        2011         2010       2009        2008
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 25.58   $ 20.94      $ 18.64      $ 24.37   $  26.95
                                                                       -------   -------      -------      -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.25)     (.29)        (.22)        (.14)      (.39)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.10      4.93         2.52        (5.59)     (2.19)
                                                                       -------   -------      -------      -------   --------
Net increase (decrease) in net asset value from operations                 .85      4.64         2.30        (5.73)     (2.58)
                                                                       -------   -------      -------      -------   --------
Net asset value, end of period                                         $ 26.43   $ 25.58      $ 20.94      $ 18.64   $  24.37
                                                                       =======   =======      =======      =======   ========
TOTAL RETURN
Total investment return based on net asset value(b)*                      3.32%    22.16%       12.34%      (23.51)%    (9.57)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $24,578   $33,929      $41,044      $54,600   $114,510
Ratio to average net assets of:
 Expenses                                                                 2.27%     2.31%(c)     2.35%(c)     2.41%      2.16%(d)
 Net investment loss                                                      (.97)%   (1.22)%(c)   (1.08)%(c)    (.78)%    (1.48)%
Portfolio turnover rate                                                    103%      145%         229%         189%       100%
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                                CLASS C
                                                                                          YEAR ENDED JULY 31,
                                                                         2012        2011         2010       2009       2008
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 25.74   $ 21.06      $ 18.73      $ 24.47   $ 27.04
                                                                       -------   -------      -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.23)     (.28)        (.21)        (.11)     (.37)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.11      4.96         2.54        (5.63)    (2.20)
                                                                       -------   -------      -------      -------   -------
Net increase (decrease) in net asset value from operations                 .88      4.68         2.33        (5.74)    (2.57)
                                                                       -------   -------      -------      -------   -------
Net asset value, end of period                                         $ 26.62   $ 25.74      $ 21.06      $ 18.73   $ 24.47
                                                                       =======   =======      =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)*                      3.42%    22.22%       12.44%      (23.46)%   (9.51)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $58,755   $64,319      $62,462      $62,069   $97,833
Ratio to average net assets of:
 Expenses                                                                 2.18%     2.24%(c)     2.27%(c)     2.31%     2.10%(d)
 Net investment loss                                                      (.89)%   (1.15)%(c)   (1.01)%(c)    (.64)%   (1.42)%
Portfolio turnover rate                                                    103%      145%         229%         189%      100%
--------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 69

--------------------------------------------------------------------------------

                                                                                          ADVISOR CLASS
                                                                                       YEAR ENDED JULY 31,
                                                                        2012      2011        2010      2009       2008
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $40.59  $32.86      $28.93     $ 37.39   $ 40.90
                                                                       ------  ------      ------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           .05    (.05)        .01         .08      (.16)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.76    7.78        3.92       (8.54)    (3.35)
                                                                       ------  ------      ------     -------   -------
Net increase (decrease) in net asset value from operations               1.81    7.73        3.93       (8.46)    (3.51)
                                                                       ------  ------      ------     -------   -------
Net asset value, end of period                                         $42.40  $40.59      $32.86     $ 28.93   $ 37.39
                                                                       ======  ======      ======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)*                     4.46%  23.52%      13.58%     (22.63)%   (8.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,875  $8,915      $9,513     $10,129   $24,857
Ratio to average net assets of:
 Expenses                                                                1.16%   1.21%(c)    1.24%(c)    1.27%     1.07%(d)
 Net investment income (loss)                                             .13%   (.12)%(c)    .03%(c)     .30%     (.39)%
Portfolio turnover rate                                                   103%    145%        229%        189%      100%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                             CLASS R
                                                                                       YEAR ENDED JULY 31,
                                                                         2012      2011        2010       2009      2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $38.52   $31.32      $27.67      $ 35.87   $39.40
                                                                       ------   ------      ------      -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                          (.12)    (.19)       (.11)         .04     (.32)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.66     7.39        3.76        (8.24)   (3.21)
                                                                       ------   ------      ------      -------   ------
Net increase (decrease) in net asset value from operations               1.54     7.20        3.65        (8.20)   (3.53)
                                                                       ------   ------      ------      -------   ------
Net asset value, end of period                                         $40.06   $38.52      $31.32      $ 27.67   $35.87
                                                                       ======   ======      ======      =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)*                     4.00%   22.99%      13.19%      (22.86)%  (8.96)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,655   $1,394      $1,122      $ 1,001   $1,097
Ratio to average net assets of:
 Expenses                                                                1.60%    1.60%(c)    1.62%(c)     1.56%    1.48%
 Net investment income (loss)                                            (.32)%   (.53)%(c)   (.37)%(c)     .16%    (.81)%
Portfolio turnover rate                                                   103%     145%        229%         189%     100%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                             CLASS K
                                                                                       YEAR ENDED JULY 31,
                                                                         2012       2011        2010       2009      2008
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $39.25    $31.81      $28.03      $ 36.21   $39.64
                                                                       ------    ------      ------      -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           .00(e)   (.08)       (.01)         .08     (.20)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.72      7.52        3.79        (8.26)   (3.23)
                                                                       ------    ------      ------      -------   ------
Net increase (decrease) in net asset value from operations               1.72      7.44        3.78        (8.18)   (3.43)
                                                                       ------    ------      ------      -------   ------
Net asset value, end of period                                         $40.97    $39.25      $31.81      $ 28.03   $36.21
                                                                       ======    ======      ======      =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)*                     4.38%    23.39%      13.49%      (22.59)%  (8.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,099    $1,375      $1,387      $ 1,258   $1,571
Ratio to average net assets of:
 Expenses                                                                1.28%     1.31%(c)    1.31%(c)     1.26%    1.16%
 Net investment income (loss)                                             .01%     (.21)%(c)   (.04)%(c)     .29%    (.54)%
Portfolio turnover rate                                                   103%      145%        229%         189%     100%
---------------------------------------------------------------------------------------------------------------------------


See footnotes on page 69

--------------------------------------------------------------------------------

                                                                                           CLASS I
                                                                                     YEAR ENDED JULY 31,
                                                                        2012      2011       2010      2009      2008
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $40.08  $32.38     $28.43     $ 36.61   $39.97
                                                                       ------  ------     ------     -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           .13     .04        .03         .34     (.08)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.75    7.66       3.92       (8.52)   (3.28)
                                                                       ------  ------     ------     -------   ------
Net increase (decrease) in net asset value from operations               1.88    7.70       3.95       (8.18)   (3.36)
                                                                       ------  ------     ------     -------   ------
Net asset value, end of period                                         $41.96  $40.08     $32.38     $ 28.43   $36.61
                                                                       ======  ======     ======     =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)*                     4.69%  23.78%     13.89%     (22.34)%  (8.41)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $   13  $   12     $   10     $ 2,499   $   12
Ratio to average net assets of:
 Expenses                                                                 .96%    .97%(c)    .83%(c)     .97%     .89%
 Net investment income (loss)                                             .33%    .10%(c)    .32%(c)    1.37%    (.21)%
Portfolio turnover rate                                                   103%    145%       229%        189%     100%
-----------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.





(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



(c)The ratio includes expenses attributable to costs of proxy solicitation.



(d)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:



                               YEAR ENDED
                                JULY 31,
                                  2008
                               ----------
Class A                          1.36%
Class B                          2.15%
Class C                          2.09%
Advisor Class                    1.06%



(e)Amount is less than $.005.



 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
   July 31, 2008 by 0.38%, 0.25%, 0.25%, 0.55% and 0.03%, respectively.



   Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2012 and July 31, 2011 by 0.08% and 0.02%, respectively.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

                                                                                                 CLASS A
                                                                                           YEAR ENDED JULY 31,
                                                                          2012         2011           2010        2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $26.15      $21.05        $18.93         $20.08
                                                                       ------      ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                          (.04)(b)     .01(b)       (.04)(b)       (.04)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.22        5.09          2.16          (1.11)
Contributions from Adviser                                                -0-         -0-           -0-            -0-
                                                                       ------      ------        ------         ------
Net increase (decrease) in net asset value from operations               1.18        5.10          2.12          (1.15)
                                                                       ------      ------        ------         ------
Net asset value, end of period                                         $27.33      $26.15        $21.05         $18.93
                                                                       ======      ======        ======         ======
TOTAL RETURN
Total investment return based on net asset value(d)*                     4.51%      24.23%        11.20%         (5.73)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                          $  940      $1,010        $1,057         $  986
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.25%       1.25%(e)      1.36%(e)       1.53%
 Expenses, before waivers/reimbursements                                 1.37%       1.40%(e)      1.47%(e)       1.53%
 Net investment income (loss)                                            (.14)%(b)    .05%(b)(e)   (.20)%(b)(e)   (.25)%
Portfolio turnover rate                                                   95 %        158%          114%           108%
-------------------------------------------------------------------------------------------------------------------------




                                                                          2008
---------------------------------------------------------------------------------
Net asset value, beginning of period                                   $21.60
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                          (.13)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (1.39)
Contributions from Adviser                                                .00(c)
                                                                       ------
Net increase (decrease) in net asset value from operations              (1.52)
                                                                       ------
Net asset value, end of period                                         $20.08
                                                                       ======
TOTAL RETURN
Total investment return based on net asset value(d)*                    (7.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                          $1,042
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.48%(f)
 Expenses, before waivers/reimbursements                                 1.48%(f)
 Net investment income (loss)                                            (.59)%
Portfolio turnover rate                                                    90%
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                                 CLASS B
                                                                                           YEAR ENDED JULY 31,
                                                                         2012        2011         2010         2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 22.45   $ 18.24      $  16.55      $  17.70
                                                                       -------   -------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.23)     (.19)         (.21)         (.16)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.03      4.40          1.90          (.99)
Contributions from Adviser                                                 -0-       -0-           -0-           -0-
                                                                       -------   -------      --------      --------
Net increase (decrease) in net asset value from operations                 .80      4.21          1.69         (1.15)
                                                                       -------   -------      --------      --------
Net asset value, end of period                                         $ 23.25   $ 22.45      $  18.24      $  16.55
                                                                       =======   =======      ========      ========
TOTAL RETURN
Total investment return based on net asset value(d)*                      3.56%    23.08%        10.21%        (6.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $56,494   $80,373      $100,234      $147,046
Ratio to average net assets of:
 Expenses                                                                 2.18%     2.18%(e)      2.27%(e)      2.39%
 Net investment loss                                                     (1.05)%    (.88)%(e)    (1.10)%(e)    (1.11)%
Portfolio turnover rate                                                     95%      158%          114%          108%
-----------------------------------------------------------------------------------------------------------------------




                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  19.20
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.28)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.22)
Contributions from Adviser                                                  .00(c)
                                                                       --------
Net increase (decrease) in net asset value from operations                (1.50)
                                                                       --------
Net asset value, end of period                                         $  17.70
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(d)*                      (7.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $296,367
Ratio to average net assets of:
 Expenses                                                                  2.29%(f)
 Net investment loss                                                      (1.43)%
Portfolio turnover rate                                                      90%
-----------------------------------------------------------------------------------




See footnotes on page 73

--------------------------------------------------------------------------------

                                                                                                  CLASS C
                                                                                            YEAR ENDED JULY 31,
                                                                          2012        2011          2010         2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  22.58   $  18.34      $  16.63      $  17.78
                                                                       --------   --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.22)      (.18)         (.20)         (.15)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     1.05       4.42          1.91         (1.00)
Contributions from Adviser                                                  -0-        -0-           -0-           -0-
                                                                       --------   --------      --------      --------
Net increase (decrease) in net asset value from operations                  .83       4.24          1.71         (1.15)
                                                                       --------   --------      --------      --------
Net asset value, end of period                                         $  23.41   $  22.58      $  18.34      $  16.63
                                                                       ========   ========      ========      ========
TOTAL RETURN
Total investment return based on net asset value(d)*                       3.68%     23.12%        10.28%        (6.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $190,858   $210,361      $199,201      $200,133
Ratio to average net assets of:
 Expenses                                                                  2.11%      2.13%(e)      2.21%(e)      2.30%
 Net investment loss                                                      (1.00)%     (.83)%(e)    (1.05)%(e)    (1.01)%
Portfolio turnover rate                                                      95%       158%          114%          108%
-------------------------------------------------------------------------------------------------------------------------




                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  19.27
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.26)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.23)
Contributions from Adviser                                                  .00(c)
                                                                       --------
Net increase (decrease) in net asset value from operations                (1.49)
                                                                       --------
Net asset value, end of period                                         $  17.78
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(d)*                      (7.73)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $251,327
Ratio to average net assets of:
 Expenses                                                                  2.22%(f)
 Net investment loss                                                      (1.34)%
Portfolio turnover rate                                                      90%
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                              ADVISOR CLASS
                                                                                           YEAR ENDED JULY 31,
                                                                         2012        2011         2010         2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  27.40  $  22.03     $  19.77      $  20.91
                                                                       --------  --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                             .01       .05         (.00)(c)       .01
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     1.28      5.32         2.26         (1.15)
Contributions from Adviser                                                  -0-       -0-          -0-           -0-
                                                                       --------  --------     --------      --------
Net increase (decrease) in net asset value from operations                 1.29      5.37         2.26         (1.14)
                                                                       --------  --------     --------      --------
Net asset value, end of period                                         $  28.69  $  27.40     $  22.03      $  19.77
                                                                       ========  ========     ========      ========
TOTAL RETURN
Total investment return based on net asset value(d)*                       4.71%    24.38%       11.43%        (5.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $361,700  $376,037     $309,035      $297,490
Ratio to average net assets of:
 Expenses                                                                  1.07%     1.10%(e)     1.17%(e)      1.23%
 Net investment income (loss)                                               .03%      .19%(e)     (.01)%(e)      .06%
Portfolio turnover rate                                                      95%      158%         114%          108%
-----------------------------------------------------------------------------------------------------------------------




                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  22.43
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.06)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.46)
Contributions from Adviser                                                  .00(c)
                                                                       --------
Net increase (decrease) in net asset value from operations                (1.52)
                                                                       --------
Net asset value, end of period                                         $  20.91
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(d)*                      (6.78)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $234,005
Ratio to average net assets of:
 Expenses                                                                  1.18%(f)
 Net investment income (loss)                                              (.28)%
Portfolio turnover rate                                                      90%
-----------------------------------------------------------------------------------



See footnotes on page 73

--------------------------------------------------------------------------------

                                                                                             CLASS R
                                                                                       YEAR ENDED JULY 31,
                                                                         2012       2011        2010       2009     2008
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 25.89   $20.91      $18.84      $19.99   $21.50
                                                                       -------   ------      ------      ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.13)    (.07)       (.10)       (.05)    (.12)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.24     5.05        2.17       (1.10)   (1.39)
Contributions from Adviser                                                 -0-      -0-         -0-         -0-      .00(c)
                                                                       -------   ------      ------      ------   ------
Net increase (decrease) in net asset value from operations                1.11     4.98        2.07       (1.15)   (1.51)
                                                                       -------   ------      ------      ------   ------
Net asset value, end of period                                         $ 27.00   $25.89      $20.91      $18.84   $19.99
                                                                       =======   ======      ======      ======   ======
TOTAL RETURN
Total investment return based on net asset value(d)*                      4.29%   23.82%      10.99%      (5.75)%  (7.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $13,455   $8,315      $3,651      $1,804   $1,336
Ratio to average net assets of:
 Expenses                                                                 1.56%    1.55%(e)    1.59%(e)    1.58%    1.43%
 Net investment loss                                                      (.49)%   (.27)%(e)   (.44)%(e)   (.30)%   (.55)%
Portfolio turnover rate                                                     95%     158%        114%        108%      90%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                               CLASS K
                                                                                         YEAR ENDED JULY 31,
                                                                         2012       2011         2010        2009       2008
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 26.50   $ 21.34     $ 19.17      $ 20.28    $ 21.77
                                                                       -------   -------     -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           (.04)      .01        (.02)         .00(c)    (.08)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.26      5.15        2.19        (1.11)     (1.41)
Contributions from Adviser                                                 -0-       -0-         -0-          -0-        .00(c)
                                                                       -------   -------     -------      -------    -------
Net increase (decrease) in net asset value from operations                1.22      5.16        2.17        (1.11)     (1.49)
                                                                       -------   -------     -------      -------    -------
Net asset value, end of period                                         $ 27.72   $ 26.50     $ 21.34      $ 19.17    $ 20.28
                                                                       =======   =======     =======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)*                      4.60%    24.18%      11.32%       (5.47)%    (6.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $42,490   $40,805     $41,898      $38,480    $28,191
Ratio to average net assets of:
 Expenses                                                                 1.25%     1.27%(e)    1.27%(e)     1.27%      1.24%
 Net investment income (loss)                                             (.15)%     .03%(e)    (.11)%(e)     .02%      (.36)%
Portfolio turnover rate                                                     95%      158%        114%         108%        90%
-------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 73

--------------------------------------------------------------------------------

                                                                                              CLASS I
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010       2009       2008
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 27.15  $ 21.78     $ 19.50     $ 20.56   $ 21.98
                                                                       -------  -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .06      .09         .05         .06       .01
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.27     5.28        2.23       (1.12)    (1.43)
Contributions from Adviser                                                 -0-      -0-         -0-         -0-       .00(c)
                                                                       -------  -------     -------     -------   -------
Net increase (decrease) in net asset value from operations                1.33     5.37        2.28       (1.06)    (1.42)
                                                                       -------  -------     -------     -------   -------
Net asset value, end of period                                         $ 28.48  $ 27.15     $ 21.78     $ 19.50   $ 20.56
                                                                       =======  =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)*                      4.90%   24.66%      11.69%      (5.16)%   (6.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $31,948  $35,837     $32,862     $36,582   $39,318
Ratio to average net assets of:
 Expenses                                                                  .87%     .94%(e)     .93%(e)     .92%      .85%
 Net investment income                                                     .24%     .35%(e)     .24%(e)     .37%      .04%
Portfolio turnover rate                                                     95%     158%        114%        108%       90%
----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.



(b)Net of fees and expenses waived/reimbursed by the Adviser.



(c)Amount is less than $.005.



(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



(e)The ratio includes expenses attributable to costs of proxy solicitation.



(f)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:



                               YEAR ENDED
                                JULY 31,
                                  2008
                               ----------
Class A                           1.47
Class B                           2.28
Class C                           2.21
Advisor Class                     1.17



 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
   July 31, 2008 by 2.81%, 2.98%, 5.15%, 16.15% and 0.53%, respectively.



   Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2012 and July 31, 2011 by 0.05% and 0.06%, respectively.

ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND (FORMERLY ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND)

--------------------------------------------------------------------------------

                                                                                                  CLASS A
                                                                                            YEAR ENDED JULY 31,
                                                                          2012        2011          2010         2009
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   6.60   $   4.62      $   3.72      $   4.79
                                                                       --------   --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.04)      (.05)         (.04)         (.03)
Net realized and unrealized gain (loss) on investment transactions          .25       2.03           .94         (1.04)
Contributions from Manager                                                  -0-        -0-           -0-           .00(b)
                                                                       --------   --------      --------      --------
Net increase (decrease) in net asset value from operations                  .21       1.98           .90         (1.07)
                                                                       --------   --------      --------      --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions             -0-        -0-           -0-           -0-
                                                                       --------   --------      --------      --------
Net asset value, end of period                                         $   6.81   $   6.60      $   4.62      $   3.72
                                                                       ========   ========      ========      ========
TOTAL RETURN
Total investment return based on net asset value(c)*                       3.18%     42.86%        24.19%       (22.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $463,170   $492,710      $347,184      $320,585
Ratio to average net assets of:
 Expenses                                                                  1.18%      1.24%(d)      1.33%(d)      1.38%
 Net investment loss                                                       (.58)%     (.79)%(d)     (.85)%(d)     (.93)%
Portfolio turnover rate                                                      86%        90%           92%          176%
--------------------------------------------------------------------------------------------------------------------------




                                                                          2008
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   6.22
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.05)
Net realized and unrealized gain (loss) on investment transactions         (.52)
Contributions from Manager                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                 (.57)
                                                                       --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.86)
                                                                       --------
Net asset value, end of period                                         $   4.79
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                     (11.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $465,189
Ratio to average net assets of:
 Expenses                                                                  1.23%
 Net investment loss                                                       (.95)%
Portfolio turnover rate                                                     129%
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010        2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 4.98   $ 3.52      $ 2.85      $  3.71    $  5.04
                                                                       ------   ------      ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.07)    (.07)       (.06)        (.05)      (.08)
Net realized and unrealized gain (loss) on investment transactions        .18     1.53         .73         (.81)      (.39)
Contributions from Manager                                                -0-      -0-         -0-          .00(b)     .00(b)
                                                                       ------   ------      ------      -------    -------
Net increase (decrease) in net asset value from operations                .11     1.46         .67         (.86)      (.47)
                                                                       ------   ------      ------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           -0-      -0-         -0-          -0-       (.86)
                                                                       ------   ------      ------      -------    -------
Net asset value, end of period                                         $ 5.09   $ 4.98      $ 3.52      $  2.85    $  3.71
                                                                       ======   ======      ======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     2.21%   41.48%      23.51%      (23.18)%   (12.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $5,430   $9,190      $9,220      $10,493    $20,792
Ratio to average net assets of:
 Expenses                                                                2.05%    2.10%(d)    2.20%(d)     2.30%      2.07%
 Net investment loss                                                    (1.44)%  (1.63)%(d)  (1.72)%(d)   (1.86)%    (1.79)%
Portfolio turnover rate                                                    86%      90%         92%         176%       129%
-----------------------------------------------------------------------------------------------------------------------------



See footnotes on page 77

--------------------------------------------------------------------------------

                                                                                                CLASS C
                                                                                          YEAR ENDED JULY 31,
                                                                         2012        2011         2010        2009       2008
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  5.00   $  3.53      $  2.86      $  3.72    $  5.04
                                                                       -------   -------      -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.07)     (.07)        (.05)        (.05)      (.08)
Net realized and unrealized gain (loss) on investment transactions         .18      1.54          .72         (.81)      (.38)
Contributions from Manager                                                 -0-       -0-          -0-          .00(b)     .00(b)
                                                                       -------   -------      -------      -------    -------
Net increase (decrease) in net asset value from operations                 .11      1.47          .67         (.86)      (.46)
                                                                       -------   -------      -------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            -0-       -0-          -0-          -0-       (.86)
                                                                       -------   -------      -------      -------    -------
Net asset value, end of period                                         $  5.11   $  5.00      $  3.53      $  2.86    $  3.72
                                                                       =======   =======      =======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                      2.20%    41.64%       23.43%      (23.12)%   (12.36)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $25,453   $22,117      $10,159      $ 9,623    $14,221
Ratio to average net assets of:
 Expenses                                                                 1.96%     2.03%(d)     2.14%(d)     2.20%      2.03%
 Net investment loss                                                     (1.37)%   (1.59)%(d)   (1.66)%(d)   (1.75)%    (1.75)%
Portfolio turnover rate                                                     86%       90%          92%         176%       129%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                              ADVISOR CLASS
                                                                                           YEAR ENDED JULY 31,
                                                                          2012        2011          2010        2009
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   6.85   $   4.79      $  3.84      $  4.94
                                                                       --------   --------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.02)      (.04)        (.03)        (.02)
Net realized and unrealized gain (loss) on investment transactions          .25       2.10          .98        (1.08)
Contributions from Manager                                                  -0-        -0-          -0-          .00(b)
                                                                       --------   --------      -------      -------
Net increase (decrease) in net asset value from operations                  .23       2.06          .95        (1.10)
                                                                       --------   --------      -------      -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions             -0-        -0-          -0-          -0-
                                                                       --------   --------      -------      -------
Net asset value, end of period                                         $   7.08   $   6.85      $  4.79      $  3.84
                                                                       ========   ========      =======      =======
TOTAL RETURN
Total investment return based on net asset value(c)*                       3.36%     43.01%       24.74%      (22.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $414,438   $123,444      $33,242      $28,862
Ratio to average net assets of:
 Expenses                                                                   .94%       .99%(d)     1.10%(d)     1.15%
 Net investment loss                                                       (.37)%     (.56)%(d)    (.62)%(d)    (.71)%
Portfolio turnover rate                                                      86%        90%          92%         176%
------------------------------------------------------------------------------------------------------------------------




                                                                          2008
---------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  6.38
                                                                       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.04)
Net realized and unrealized gain (loss) on investment transactions        (.54)
Contributions from Manager                                                 .00(b)
                                                                       -------
Net increase (decrease) in net asset value from operations                (.58)
                                                                       -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           (.86)
                                                                       -------
Net asset value, end of period                                         $  4.94
                                                                       =======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (11.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $45,739
Ratio to average net assets of:
 Expenses                                                                 1.00%
 Net investment loss                                                      (.72)%
Portfolio turnover rate                                                    129%
---------------------------------------------------------------------------------



See footnotes on page 77

--------------------------------------------------------------------------------

                                                                                              CLASS R
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010        2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 6.47   $ 4.55      $ 3.67      $  4.74    $  6.18
                                                                       ------   ------      ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.06)    (.07)       (.05)        (.04)      (.07)
Net realized and unrealized gain (loss) on investment transactions        .23     1.99         .93        (1.03)      (.51)
Contributions from Manager                                                -0-      -0-         -0-          .00(b)     .00(b)
                                                                       ------   ------      ------      -------    -------
Net increase (decrease) in net asset value from operations                .17     1.92         .88        (1.07)      (.58)
                                                                       ------   ------      ------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           -0-      -0-         -0-          -0-       (.86)
                                                                       ------   ------      ------      -------    -------
Net asset value, end of period                                         $ 6.64   $ 6.47      $ 4.55      $  3.67    $  4.74
                                                                       ======   ======      ======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     2.63%   42.20%      23.98%      (22.57)%   (11.99)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $4,947   $4,156      $2,298      $ 1,960    $ 2,900
Ratio to average net assets of:
 Expenses                                                                1.57%    1.61%(d)    1.64%(d)     1.63%      1.46%
 Net investment loss                                                     (.98)%  (1.16)%(d)  (1.16)%(d)   (1.18)%    (1.19)%
Portfolio turnover rate                                                    86%      90%         92%         176%       129%
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                              CLASS K
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010        2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 6.60   $ 4.62      $ 3.72      $  4.79    $  6.22
                                                                       ------   ------      ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.04)    (.05)       (.04)        (.03)      (.04)
Net realized and unrealized gain (loss) on investment transactions        .24     2.03         .94        (1.04)      (.53)
Contributions from Manager                                                -0-      -0-         -0-          .00(b)     .00(b)
                                                                       ------   ------      ------      -------    -------
Net increase (decrease) in net asset value from operations                .20     1.98         .90        (1.07)      (.57)
                                                                       ------   ------      ------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           -0-      -0-         -0-          -0-       (.86)
                                                                       ------   ------      ------      -------    -------
Net asset value, end of period                                         $ 6.80   $ 6.60      $ 4.62      $  3.72    $  4.79
                                                                       ======   ======      ======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     3.03%   42.86%      24.19%      (22.34)%   (11.73)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,355   $5,341      $3,299      $   919    $   499
Ratio to average net assets of:
 Expenses                                                                1.25%    1.29%(d)    1.34%(d)     1.30%      1.17%
 Net investment loss                                                     (.66)%   (.85)%(d)   (.86)%(d)    (.81)%     (.73)%
Portfolio turnover rate                                                    86%      90%         92%         176%       129%
-----------------------------------------------------------------------------------------------------------------------------



See footnotes on page 77

--------------------------------------------------------------------------------

                                                                                              CLASS I
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010        2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 6.78   $ 4.73      $ 3.78      $  4.86    $  6.28
                                                                       ------   ------      ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.02)    (.03)       (.02)        (.02)      (.03)
Net realized and unrealized gain (loss) on investment transactions        .25     2.08         .97        (1.06)      (.53)
Contributions from Manager                                                -0-      -0-         -0-          .00(b)     .00(b)
                                                                       ------   ------      ------      -------    -------
Net increase (decrease) in net asset value from operations                .23     2.05         .95        (1.08)      (.56)
                                                                       ------   ------      ------      -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions           -0-      -0-         -0-          -0-       (.86)
                                                                       ------   ------      ------      -------    -------
Net asset value, end of period                                         $ 7.01   $ 6.78      $ 4.73      $  3.78    $  4.86
                                                                       ======   ======      ======      =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     3.39%   43.34%      25.13%      (22.22)%   (11.44)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,909   $7,288      $5,298      $ 6,035    $11,013
Ratio to average net assets of:
 Expenses                                                                 .81%     .95%(d)     .92%(d)      .93%       .84%
 Net investment loss                                                     (.24)%   (.49)%(d)   (.45)%(d)    (.49)%     (.57)%
Portfolio turnover rate                                                    86%      90%         92%         176%       129%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.



(b)Amount is less than $.005.



(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



(d)The ratio includes expenses attributable to costs of proxy solicitation.



 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
   July 31, 2008 by 0.16%, 0.11%, 1.25%, 0.06% and 0.07%, respectively.



Includesthe impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the years ended July 31, 2012 and July 31, 2011 by 0.06% and 0.09%, respectively.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                                 CLASS A
                                                                                           YEAR ENDED JULY 31,
                                                                          2012       2011        2010         2009
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  35.77   $  25.36   $  21.08      $  26.69
                                                                       --------   --------   --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.31)      (.37)      (.31)         (.24)
Net realized and unrealized gain (loss) on investment transactions         2.64+     10.78       4.59         (5.37)
Contributions from Adviser                                                  -0-        -0-        -0-           -0-
                                                                       --------   --------   --------      --------
Net increase (decrease) in net asset value from operations                 2.33      10.41       4.28         (5.61)
                                                                       --------   --------   --------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.23)       -0-        -0-           -0-
Distributions from net realized gain on investment transactions            (.25)       -0-        -0-           -0-
                                                                       --------   --------   --------      --------
Total dividends and distributions                                          (.48)       -0-        -0-           -0-
                                                                       --------   --------   --------      --------
Net asset value, end of period                                         $  37.62   $  35.77   $  25.36      $  21.08
                                                                       ========   ========   ========      ========
TOTAL RETURN
Total investment return based on net asset value(c)*                       6.73%     41.05%     20.30%       (21.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $284,767   $227,339   $152,958      $146,038
Ratio to average net assets of:
 Expenses                                                                  1.33%      1.43%      1.60%(d)      1.62%
 Net investment loss                                                       (.88)%    (1.13)%    (1.30)%(d)    (1.28)%
Portfolio turnover rate                                                      88%       107%        93%          108%
----------------------------------------------------------------------------------------------------------------------




                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  29.55
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.31)
Net realized and unrealized gain (loss) on investment transactions        (2.55)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                (2.86)
                                                                       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                        -0-
Distributions from net realized gain on investment transactions             -0-
                                                                       --------
Total dividends and distributions                                           -0-
                                                                       --------
Net asset value, end of period                                         $  26.69
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      (9.68)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $205,802
Ratio to average net assets of:
 Expenses                                                                  1.58%(e)
 Net investment loss                                                      (1.07)%
Portfolio turnover rate                                                     100%
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                                       YEAR ENDED JULY 31,
                                                                         2012     2011      2010       2009       2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $28.64   $20.47   $17.16      $ 21.92   $ 24.48
                                                                       ------   ------   ------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                   (.48)    (.52)    (.42)        (.34)     (.44)
Net realized and unrealized gain (loss) on investment transactions       2.11+    8.69     3.73        (4.42)    (2.12)
Contributions from Adviser                                                -0-      -0-      -0-          -0-       .00(b)
                                                                       ------   ------   ------      -------   -------
Net increase (decrease) in net asset value from operations               1.63     8.17     3.31        (4.76)    (2.56)
                                                                       ------   ------   ------      -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.01)     -0-      -0-          -0-       -0-
Distributions from net realized gain on investment transactions          (.25)     -0-      -0-          -0-       -0-
                                                                       ------   ------   ------      -------   -------
Total dividends and distributions                                        (.26)     -0-      -0-          -0-       -0-
                                                                       ------   ------   ------      -------   -------
Net asset value, end of period                                         $30.01   $28.64   $20.47      $ 17.16   $ 21.92
                                                                       ======   ======   ======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                     5.83%   39.91%   19.29%      (21.72)%  (10.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,194   $8,999   $9,568      $12,471   $23,869
Ratio to average net assets of:
 Expenses                                                                2.18%    2.29%    2.45%(d)     2.51%     2.40%(e)
 Net investment loss                                                    (1.73)%  (1.99)%  (2.16)%(d)   (2.16)%   (1.87)%
Portfolio turnover rate                                                    88%     107%      93%         108%      100%
--------------------------------------------------------------------------------------------------------------------------



See footnotes on page 81

--------------------------------------------------------------------------------

                                                                                              CLASS C
                                                                                        YEAR ENDED JULY 31,
                                                                         2012      2011        2010       2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 28.83   $ 20.60   $ 17.25      $ 22.02   $ 24.56
                                                                       -------   -------   -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.46)     (.51)     (.41)        (.33)     (.43)
Net realized and unrealized gain (loss) on investment transactions        2.12+     8.74      3.76        (4.44)    (2.11)
Contributions from Adviser                                                 -0-       -0-       -0-          -0-       .00(b)
                                                                       -------   -------   -------      -------   -------
Net increase (decrease) in net asset value from operations                1.66      8.23      3.35        (4.77)    (2.54)
                                                                       -------   -------   -------      -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.06)      -0-       -0-          -0-       -0-
Distributions from net realized gain on investment transactions           (.25)      -0-       -0-          -0-       -0-
                                                                       -------   -------   -------      -------   -------
Total dividends and distributions                                         (.31)      -0-       -0-          -0-       -0-
                                                                       -------   -------   -------      -------   -------
Net asset value, end of period                                         $ 30.18   $ 28.83   $ 20.60      $ 17.25   $ 22.02
                                                                       =======   =======   =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                      5.93%    39.95%    19.42%      (21.66)%  (10.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $33,894   $20,107   $13,677      $13,246   $19,840
Ratio to average net assets of:
 Expenses                                                                 2.08%     2.19%     2.37%(d)     2.41%     2.34%(e)
 Net investment loss                                                     (1.64)%   (1.90)%   (2.08)%(d)   (2.07)%   (1.83)%
Portfolio turnover rate                                                     88%      107%       93%         108%      100%
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                            ADVISOR CLASS
                                                                                         YEAR ENDED JULY 31,
                                                                          2012      2011        2010       2009       2008
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  37.36   $ 26.43   $ 21.90      $ 27.65   $ 30.52
                                                                       --------   -------   -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.23)     (.28)     (.26)        (.20)     (.24)
Net realized and unrealized gain (loss) on investment transactions         2.76+    11.21      4.79        (5.55)    (2.63)
Contributions from Adviser                                                  -0-       -0-       -0-          -0-       .00(b)
                                                                       --------   -------   -------      -------   -------
Net increase (decrease) in net asset value from operations                 2.53     10.93      4.53        (5.75)    (2.87)
                                                                       --------   -------   -------      -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.34)      -0-       -0-          -0-       -0-
Distributions from net realized gain on investment transactions            (.25)      -0-       -0-          -0-       -0-
                                                                       --------   -------   -------      -------   -------
Total dividends and distributions                                          (.59)      -0-       -0-          -0-       -0-
                                                                       --------   -------   -------      -------   -------
Net asset value, end of period                                         $  39.30   $ 37.36   $ 26.43      $ 21.90   $ 27.65
                                                                       ========   =======   =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                       7.03%    41.36%    20.68%      (20.80)%   (9.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $145,773   $58,959   $18,067      $18,439   $26,423
Ratio to average net assets of:
 Expenses                                                                  1.05%     1.10%     1.33%(d)     1.35%     1.31%(e)
 Net investment loss                                                       (.61)%    (.81)%   (1.03)%(d)   (1.00)%    (.81)%
Portfolio turnover rate                                                      88%      107%       93%         108%      100%
------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 81

--------------------------------------------------------------------------------

                                                                                             CLASS R
                                                                                       YEAR ENDED JULY 31,
                                                                         2012      2011       2010       2009      2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 35.61   $ 25.30   $21.04      $ 26.66   $29.52
                                                                       -------   -------   ------      -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.41)     (.44)    (.34)        (.25)    (.33)
Net realized and unrealized gain (loss) on investment transactions        2.65+    10.75     4.60        (5.37)   (2.53)
Contributions from Adviser                                                 -0-       -0-      -0-          -0-      .00(b)
                                                                       -------   -------   ------      -------   ------
Net increase (decrease) in net asset value from operations                2.24     10.31     4.26        (5.62)   (2.86)
                                                                       -------   -------   ------      -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.18)      -0-      -0-          -0-      -0-
Distributions from net realized gain on investment transactions           (.25)      -0-      -0-          -0-      -0-
                                                                       -------   -------   ------      -------   ------
Total dividends and distributions                                         (.43)      -0-      -0-          -0-      -0-
                                                                       -------   -------   ------      -------   ------
Net asset value, end of period                                         $ 37.42   $ 35.61   $25.30      $ 21.04   $26.66
                                                                       =======   =======   ======      =======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                      6.48%    40.75%   20.25%      (21.08)%  (9.69)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $25,065   $13,504   $6,845      $ 2,957   $2,197
Ratio to average net assets of:
 Expenses                                                                 1.60%     1.63%    1.69%(d)     1.70%    1.64%
 Net investment loss                                                     (1.16)%   (1.33)%  (1.39)%(d)   (1.35)%  (1.19)%
Portfolio turnover rate                                                     88%      107%      93%         108%     100%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                             CLASS K
                                                                                       YEAR ENDED JULY 31,
                                                                         2012      2011       2010       2009      2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 36.24   $ 25.66   $21.27      $ 26.88   $29.70
                                                                       -------   -------   ------      -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.31)     (.35)    (.26)        (.21)    (.26)
Net realized and unrealized gain (loss) on investment transactions        2.71+    10.93     4.65        (5.40)   (2.56)
Contributions from Adviser                                                 -0-       -0-      -0-          -0-      .00(b)
                                                                       -------   -------   ------      -------   ------
Net increase (decrease) in net asset value from operations                2.40     10.58     4.39        (5.61)   (2.82)
                                                                       -------   -------   ------      -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.23)      -0-      -0-          -0-      -0-
Distributions from net realized gain on investment transactions           (.25)      -0-      -0-          -0-      -0-
                                                                       -------   -------   ------      -------   ------
Total dividends and distributions                                         (.48)      -0-      -0-          -0-      -0-
                                                                       -------   -------   ------      -------   ------
Net asset value, end of period                                         $ 38.16   $ 36.24   $25.66      $ 21.27   $26.88
                                                                       =======   =======   ======      =======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                      6.83%    41.23%   20.64%      (20.87)%  (9.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $33,677   $10,725   $6,858      $ 5,323   $3,199
Ratio to average net assets of:
 Expenses                                                                 1.25%     1.32%    1.37%(d)     1.44%    1.40%
 Net investment loss                                                      (.83)%   (1.03)%  (1.07)%(d)   (1.10)%   (.93)%
Portfolio turnover rate                                                     88%      107%      93%         108%     100%
--------------------------------------------------------------------------------------------------------------------------



See footnotes on page 81

--------------------------------------------------------------------------------

                                                                                             CLASS I
                                                                                       YEAR ENDED JULY 31,
                                                                       2012       2011        2010         2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  37.09   $  26.18   $  21.63      $  27.24   $ 29.98
                                                                    --------   --------   --------      --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                  (.18)      (.24)      (.18)         (.15)     (.15)
Net realized and unrealized gain (loss) on investment transactions      2.74+     11.15       4.73         (5.46)    (2.59)
Contributions from Adviser                                               -0-        -0-        -0-           -0-       .00(b)
                                                                    --------   --------   --------      --------   -------
Net increase (decrease) in net asset value from operations              2.56      10.91       4.55         (5.61)    (2.74)
                                                                    --------   --------   --------      --------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                    (.35)       -0-        -0-           -0-       -0-
Distributions from net realized gain on investment transactions         (.25)       -0-        -0-           -0-       -0-
                                                                    --------   --------   --------      --------   -------
Total dividends and distributions                                       (.60)       -0-        -0-           -0-       -0-
                                                                    --------   --------   --------      --------   -------
Net asset value, end of period                                      $  39.05   $  37.09   $  26.18      $  21.63   $ 27.24
                                                                    ========   ========   ========      ========   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                    7.16%     41.67%     21.04%       (20.59)%   (9.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $236,071   $195,623   $187,866      $159,368   $79,587
Ratio to average net assets of:
  Expenses                                                               .94%      1.00%      1.04%(d)      1.12%     1.01%
  Net investment loss                                                   (.49)%     (.70)%     (.74)%(d)     (.78)%    (.50)%
Portfolio turnover rate                                                   88%       107%        93%          108%      100%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.



(b)Amount is less than $.005.



(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



(d)The ratio includes expenses attributable to costs of proxy solicitation.



(e)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:



                               YEAR ENDED
                                JULY 31,
                                  2008
                               ----------
Class A                          1.57%
Class B                          2.39%
Class C                          2.33%
Advisor Class                    1.30%
Class R                            -0-
Class K                            -0-
Class I                            -0-



+ Includes $.08 per share attributed to third party regulatory settlements.



 * Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
   July 31, 2008 by 0.01%, 0.04%, 0.12%, 0.13% and 0.04%, respectively.



   Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the year ended July 31, 2012 by 0.20%.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

--------------------------------------------------------------------------------


                                                                                     CLASS A
                                                                                             DECEMBER 23,
                                                                                              2009(a) TO
                                                                        YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011         2010
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.48   $ 9.22         $10.00
                                                                       -------   ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                 (.03)    (.06)          (.02)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.62)    3.44+          (.76)
                                                                       -------   ------         ------
Net increase (decrease) in net asset value from operations               (1.65)    3.38           (.78)
                                                                       -------   ------         ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.12)           -0-
Distributions from net realized gain on investment transactions           (.07)     -0-            -0-
                                                                       -------   ------         ------
Total dividends and distributions                                         (.07)    (.12)           -0-
                                                                       -------   ------         ------
Net asset value, end of period                                         $ 10.76   $12.48         $ 9.22
                                                                       =======   ======         ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (13.19)%  36.81%         (7.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 2,567   $9,462         $  549
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.35%    1.35%(e)       1.35%(f)
 Expenses, before waivers/reimbursements                                  2.57%    4.67%(e)      37.39%(f)
 Net investment loss(c)                                                   (.32)%   (.44)%(e)      (.46)%(f)
Portfolio turnover rate                                                    126%      82%            59%
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                     CLASS C
                                                                                             DECEMBER 23,
                                                                                              2009(a) TO
                                                                        YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011         2010
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.37   $ 9.18         $10.00
                                                                       -------   ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                 (.09)    (.13)          (.05)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.62)    3.42+          (.77)
                                                                       -------   ------         ------
Net increase (decrease) in net asset value from operations               (1.71)    3.29           (.82)
                                                                       -------   ------         ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.10)           -0-
Distributions from net realized gain on investment transactions           (.07)     -0-            -0-
                                                                       -------   ------         ------
Total dividends and distributions                                         (.07)    (.10)           -0-
                                                                       -------   ------         ------
Net asset value, end of period                                         $ 10.59   $12.37         $ 9.18
                                                                       =======   ======         ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (13.79)%  35.93%         (8.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 1,086   $1,283         $   64
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  2.05%    2.05%(e)       2.05%(f)
 Expenses, before waivers/reimbursements                                  3.41%    6.02%(e)      40.51%(f)
 Net investment loss(c)                                                   (.86)%  (1.09)%(e)     (1.04)%(f)
Portfolio turnover rate                                                    126%      82%            59%
-----------------------------------------------------------------------------------------------------------


See footnotes on page 84

--------------------------------------------------------------------------------

                                                                                   ADVISOR CLASS
                                                                                              DECEMBER 23,
                                                                                               2009(a) TO
                                                                        YEAR ENDED JUNE 30,     JUNE 30,
                                                                         2012        2011         2010
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.52   $  9.23         $10.00
                                                                       -------   -------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                         .02      (.01)          (.01)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.64)     3.44+          (.76)
                                                                       -------   -------         ------
Net increase (decrease) in net asset value from operations               (1.62)     3.43           (.77)
                                                                       -------   -------         ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-      (.14)           -0-
Distributions from net realized gain on investment transactions           (.07)      -0-            -0-
                                                                       -------   -------         ------
Total dividends and distributions                                         (.07)     (.14)           -0-
                                                                       -------   -------         ------
Net asset value, end of period                                         $ 10.83   $ 12.52         $ 9.23
                                                                       =======   =======         ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (12.91)%   37.26%         (7.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $23,736   $22,261         $  893
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.05%     1.05%(e)       1.05%(f)
 Expenses, before waivers/reimbursements                                  2.42%     3.67%(e)      45.29%(f)
 Net investment income (loss)(c)                                           .17%     (.05)%(e)      (.10)%(f)
Portfolio turnover rate                                                    126%       82%            59%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                     CLASS R
                                                                                            DECEMBER 23,
                                                                                             2009(a) TO
                                                                       YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011        2010
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.40   $ 9.20        $10.00
                                                                       -------   ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                        (.04)     .07          (.03)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.62)    3.29+         (.77)
                                                                       -------   ------        ------
Net increase (decrease) in net asset value from operations               (1.66)    3.36          (.80)
                                                                       -------   ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.16)          -0-
Distributions from net realized gain on investment transactions           (.07)     -0-           -0-
                                                                       -------   ------        ------
Total dividends and distributions                                         (.07)    (.16)          -0-
                                                                       -------   ------        ------
Net asset value, end of period                                         $ 10.67   $12.40        $ 9.20
                                                                       =======   ======        ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (13.35)%  36.64%        (8.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $    11   $   12        $    9
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.55%    1.55%(e)      1.55%(f)
 Expenses, before waivers/reimbursements                                  2.85%   11.35%(e)     44.62%(f)
 Net investment income (loss)(c)                                          (.33)%    .58%(e)      (.60)%(f)
Portfolio turnover rate                                                    126%      82%           59%
----------------------------------------------------------------------------------------------------------


See footnotes on page 84

--------------------------------------------------------------------------------

                                                                                     CLASS K
                                                                                            DECEMBER 23,
                                                                                             2009(a) TO
                                                                       YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011        2010
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.43   $ 9.22        $10.00
                                                                       -------   ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                        (.01)     .10          (.02)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.62)    3.28+         (.76)
                                                                       -------   ------        ------
Net increase (decrease) in net asset value from operations               (1.63)    3.38          (.78)
                                                                       -------   ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.17)          -0-
Distributions from net realized gain on investment transactions           (.07)     -0-           -0-
                                                                       -------   ------        ------
Total dividends and distributions                                         (.07)    (.17)          -0-
                                                                       -------   ------        ------
Net asset value, end of period                                         $ 10.73   $12.43        $ 9.22
                                                                       =======   ======        ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (13.08)%  36.85%        (7.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $    11   $   12        $    9
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.30%    1.30%(e)      1.30%(f)
 Expenses, before waivers/reimbursements                                  2.64%   11.07%(e)     44.36%(f)
 Net investment income (loss)(c)                                          (.09)%    .84%(e)      (.35)%(f)
Portfolio turnover rate                                                    126%      82%           59%
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                     CLASS I
                                                                                            DECEMBER 23,
                                                                                             2009(a) TO
                                                                       YEAR ENDED JUNE 30,    JUNE 30,
                                                                         2012       2011        2010
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.46   $ 9.23        $10.00
                                                                       -------   ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                         .02      .13          (.01)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (1.63)    3.29+         (.76)
                                                                       -------   ------        ------
Net increase (decrease) in net asset value from operations               (1.61)    3.42          (.77)
                                                                       -------   ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-     (.19)          -0-
Distributions from net realized gain on investment transactions           (.07)     -0-           -0-
                                                                       -------   ------        ------
Total dividends and distributions                                         (.07)    (.19)          -0-
                                                                       -------   ------        ------
Net asset value, end of period                                         $ 10.78   $12.46        $ 9.23
                                                                       =======   ======        ======
TOTAL RETURN
Total investment return based on net asset value(d)                     (12.89)%  37.21%        (7.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $    11   $   13        $    9
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.05%    1.05%(e)      1.05%(f)
 Expenses, before waivers/reimbursements                                  2.43%   10.80%(e)     44.13%(f)
 Net investment income (loss)(c)                                           .15%    1.09%(e)      (.10)%(f)
Portfolio turnover rate                                                    126%      82%           59%
----------------------------------------------------------------------------------------------------------



(a)Commencement of operations.



(b)Based on average shares outstanding.



(c)Net of fees and expenses waived/reimbursed by the Adviser.



(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



(e)The ratio includes expenses attributable to costs of proxy solicitation.



(f)Annualized.



 + Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

--------------------------------------------------------------------------------

                                                                                                  CLASS A
                                                                                            YEAR ENDED JULY 31,
                                                                          2012        2011          2010        2009
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  75.21   $  63.67      $  58.61     $  64.34
                                                                       --------   --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                             .07       (.41)          .04         (.11)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (17.18)     12.02          5.83        (5.64)
Contributions from Adviser                                                  -0-        -0-           -0-          .02
                                                                       --------   --------      --------     --------
Net increase (decrease) in net asset value from operations               (17.11)     11.61          5.87        (5.73)
                                                                       --------   --------      --------     --------
LESS: DIVIDENDS
Dividends from net investment income                                       (.38)      (.07)         (.81)         -0-
                                                                       --------   --------      --------     --------
Net asset value, end of period                                         $  57.72   $  75.21      $  63.67     $  58.61
                                                                       ========   ========      ========     ========
TOTAL RETURN
Total investment return based on net asset value(c)*                     (22.74)%    18.25%        10.03%       (8.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $576,361   $882,945      $843,840     $834,209
Ratio to average net assets of:
 Expenses                                                                  1.55%      1.50%(d)      1.55%(d)     1.70%
 Net investment income (loss)                                               .10%      (.55)%(d)      .07%(d)     (.23)%
Portfolio turnover rate                                                     154%       164%          193%         201%
------------------------------------------------------------------------------------------------------------------------




                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  70.75
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                            (.31)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (6.10)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                (6.41)
                                                                       --------
LESS: DIVIDENDS
Dividends from net investment income                                        -0-
                                                                       --------
Net asset value, end of period                                         $  64.34
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      (9.06)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $938,400
Ratio to average net assets of:
 Expenses                                                                  1.46%(e)
 Net investment income (loss)                                              (.43)%
Portfolio turnover rate                                                     118%
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                                 CLASS B
                                                                                           YEAR ENDED JULY 31,
                                                                         2012        2011         2010        2009
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 64.65   $ 55.11      $ 51.23      $  56.71
                                                                       -------   -------      -------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.41)     (.85)        (.46)         (.47)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (14.71)    10.39         5.15         (5.02)
Contributions from Adviser                                                 -0-       -0-          -0-           .01
                                                                       -------   -------      -------      --------
Net increase (decrease) in net asset value from operations              (15.12)     9.54         4.69         (5.48)
                                                                       -------   -------      -------      --------
LESS: DIVIDENDS
Dividends from net investment income                                       -0-       -0-         (.81)          -0-
                                                                       -------   -------      -------      --------
Net asset value, end of period                                         $ 49.53   $ 64.65      $ 55.11      $  51.23
                                                                       =======   =======      =======      ========
TOTAL RETURN
Total investment return based on net asset value(c)*                    (23.39)%   17.31%        9.16%        (9.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $26,962   $55,473      $72,741      $104,726
Ratio to average net assets of:
 Expenses                                                                 2.39%     2.30%(d)     2.35%(d)      2.54%
 Net investment loss                                                      (.76)%   (1.33)%(d)    (.84)%(d)    (1.12)%
Portfolio turnover rate                                                    154%      164%         193%          201%
----------------------------------------------------------------------------------------------------------------------




                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  62.88
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.80)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (5.37)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                (6.17)
                                                                       --------
LESS: DIVIDENDS
Dividends from net investment income                                        -0-
                                                                       --------
Net asset value, end of period                                         $  56.71
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      (9.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $184,615
Ratio to average net assets of:
 Expenses                                                                  2.29%(e)
 Net investment loss                                                      (1.26)%
Portfolio turnover rate                                                     118%
-----------------------------------------------------------------------------------


See footnotes on page 88

--------------------------------------------------------------------------------

                                                                                                  CLASS C
                                                                                            YEAR ENDED JULY 31,
                                                                         2012        2011          2010         2009
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 64.96   $  55.35      $  51.42      $  56.88
                                                                       -------   --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                    (.35)      (.83)         (.36)         (.42)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (14.79)     10.44          5.10         (5.06)
Contributions from Adviser                                                 -0-        -0-           -0-           .02
                                                                       -------   --------      --------      --------
Net increase (decrease) in net asset value from operations              (15.14)      9.61          4.74         (5.46)
                                                                       -------   --------      --------      --------
LESS: DIVIDENDS
Dividends from net investment income                                       -0-        -0-          (.81)          -0-
                                                                       -------   --------      --------      --------
Net asset value, end of period                                         $ 49.82   $  64.96      $  55.35      $  51.42
                                                                       =======   ========      ========      ========
TOTAL RETURN
Total investment return based on net asset value(c)*                    (23.31)%    17.36%         9.22%        (9.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $78,410   $129,354      $121,020      $117,334
Ratio to average net assets of:
 Expenses                                                                 2.30%      2.24%(d)      2.29%(d)      2.45%
 Net investment loss                                                      (.65)%    (1.28)%(d)     (.66)%(d)     (.99)%
Portfolio turnover rate                                                    154%       164%          193%          201%
------------------------------------------------------------------------------------------------------------------------




                                                                           2008
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  63.01
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     (.74)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (5.39)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                (6.13)
                                                                       --------
LESS: DIVIDENDS
Dividends from net investment income                                        -0-
                                                                       --------
Net asset value, end of period                                         $  56.88
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)*                      (9.73)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $138,553
Ratio to average net assets of:
 Expenses                                                                  2.20%(e)
 Net investment loss                                                      (1.17)%
Portfolio turnover rate                                                     118%
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                             ADVISOR CLASS
                                                                                          YEAR ENDED JULY 31,
                                                                         2012        2011         2010       2009       2008
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 78.60   $  66.53      $ 61.03     $ 66.80   $ 73.24
                                                                       -------   --------      -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     .27       (.19)         .35         .05      (.10)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (17.98)     12.54         5.96       (5.84)    (6.34)
Contributions from Adviser                                                 -0-        -0-          -0-         .02       .00(b)
                                                                       -------   --------      -------     -------   -------
Net increase (decrease) in net asset value from operations              (17.71)     12.35         6.31       (5.77)    (6.44)
                                                                       -------   --------      -------     -------   -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.66)      (.28)        (.81)        -0-       -0-
                                                                       -------   --------      -------     -------   -------
Net asset value, end of period                                         $ 60.23   $  78.60      $ 66.53     $ 61.03   $ 66.80
                                                                       =======   ========      =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (22.50)%    18.58%       10.35%      (8.64)%   (8.79)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $74,474   $106,042      $63,376     $40,770   $31,546
Ratio to average net assets of:
 Expenses                                                                 1.25%      1.19%(d)     1.25%(d)    1.40%     1.17%(e)
 Net investment income (loss)                                              .41%      (.25)%(d)     .54%(d)     .11%     (.14)%
Portfolio turnover rate                                                    154%       164%         193%        201%      118%
--------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 88

--------------------------------------------------------------------------------

                                                                                            CLASS R
                                                                                      YEAR ENDED JULY 31,
                                                                         2012       2011        2010      2009     2008
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 74.85   $63.46      $58.46     $64.10   $70.52
                                                                       -------   ------      ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     .06     (.50)        .03       (.04)    (.34)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (17.10)   11.99        5.78      (5.62)   (6.09)
Contributions from Adviser                                                 -0-      -0-         -0-        .02      .01
                                                                       -------   ------      ------     ------   ------
Net increase (decrease) in net asset value from operations              (17.04)   11.49        5.81      (5.64)   (6.42)
                                                                       -------   ------      ------     ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                      (.37)    (.10)       (.81)       -0-      -0-
                                                                       -------   ------      ------     ------   ------
Net asset value, end of period                                         $ 57.44   $74.85      $63.46     $58.46   $64.10
                                                                       =======   ======      ======     ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (22.75)%  18.11%       9.95%     (8.80)%  (9.11)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 7,548   $7,728      $5,896     $5,192   $3,904
Ratio to average net assets of:
 Expenses                                                                 1.60%    1.61%(d)    1.62%(d)   1.61%    1.48%
 Net investment income (loss)                                              .09%    (.68)%(d)    .05%(d)   (.09)%   (.47)%
Portfolio turnover rate                                                    154%     164%        193%       201%     118%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                             CLASS K
                                                                                       YEAR ENDED JULY 31,
                                                                         2012       2011        2010      2009     2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 76.47   $64.80      $59.49     $65.02   $71.33
                                                                       -------   ------      ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     .30     (.26)        .22        .11     (.16)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (17.54)   12.21        5.90      (5.66)   (6.15)
Contributions from Adviser                                                 -0-      -0-         -0-        .02      .00(b)
                                                                       -------   ------      ------     ------   ------
Net increase (decrease) in net asset value from operations              (17.24)   11.95        6.12      (5.53)   (6.31)
                                                                       -------   ------      ------     ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                      (.71)    (.28)       (.81)       -0-      -0-
                                                                       -------   ------      ------     ------   ------
Net asset value, end of period                                         $ 58.52   $76.47      $64.80     $59.49   $65.02
                                                                       =======   ======      ======     ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (22.53)%  18.44%      10.30%     (8.50)%  (8.85)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 8,516   $5,509      $4,719     $4,352   $2,440
Ratio to average net assets of:
 Expenses                                                                 1.29%    1.32%(d)    1.30%(d)   1.31%    1.22%
 Net investment income (loss)                                              .46%    (.34)%(d)    .35%(d)    .23%    (.23)%
Portfolio turnover rate                                                    154%     164%        193%       201%     118%
--------------------------------------------------------------------------------------------------------------------------


See footnotes on page 88

--------------------------------------------------------------------------------

                                                                                             CLASS I
                                                                                       YEAR ENDED JULY 31,
                                                                         2012        2011        2010      2009     2008
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 77.88   $ 65.92      $60.31     $65.67   $71.77
                                                                       -------   -------      ------     ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                                     .50      (.02)        .44        .34      .13
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (17.83)    12.44        5.98      (5.73)   (6.24)
Contributions from Adviser                                                 -0-       -0-         -0-        .03      .01
                                                                       -------   -------      ------     ------   ------
Net increase (decrease) in net asset value from operations              (17.33)    12.42        6.42      (5.36)   (6.10)
                                                                       -------   -------      ------     ------   ------
LESS: DIVIDENDS
Dividends from net investment income                                      (.84)     (.46)       (.81)       -0-      -0-
                                                                       -------   -------      ------     ------   ------
Net asset value, end of period                                         $ 59.71   $ 77.88      $65.92     $60.31   $65.67
                                                                       =======   =======      ======     ======   ======
TOTAL RETURN
Total investment return based on net asset value(c)*                    (22.22)%   18.86%      10.66%     (8.16)%  (8.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $10,662   $15,646      $5,146     $2,977   $  145
Ratio to average net assets of:
 Expenses                                                                  .89%      .96%(d)     .98%(d)   1.01%     .80%
 Net investment income (loss)                                              .77%     (.02)%(d)    .64%(d)    .71%     .17%
Portfolio turnover rate                                                    154%      164%        193%       201%     118%
--------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.



(b)Amount is less than $.005.



(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



(d)The ratio includes expenses attributable to costs of proxy solicitation.



(e)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:



                               YEAR ENDED
                                JULY 31,
                                  2008
                               ----------
Class A                          1.45%
Class B                          2.28%
Class C                          2.19%
Advisor Class                    1.16%
Class R                            -0-
Class K                            -0-
Class I                            -0-



* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended July 31, 2012, July 31, 2011, July 31, 2010, July 31, 2009 and
  July 31, 2008 by 0.07%, 0.04%, 0.42%, 0.24% and 0.32%, respectively.



  Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund's performance for the year ended July 31, 2011 by 0.03%.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

                                                                                                   CLASS A
                                                                                             YEAR ENDED JUNE 30,
                                                                          2012        2011         2010         2009
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  15.61   $  12.33     $  11.48     $    19.18
                                                                       --------   --------     --------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .10        .13          .10            .19
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (2.52)      3.60         1.14          (7.59)
Contributions from Adviser                                                  -0-        .00(b)       .00(b)         -0-
                                                                       --------   --------     --------     ----------
Net increase (decrease) in net asset value from operations                (2.42)      3.73         1.24          (7.40)
                                                                       --------   --------     --------     ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.12)      (.45)        (.39)          (.28)
Distributions from net realized gain on investment and foreign
 currency transactions                                                      -0-        -0-          -0-           (.02)
                                                                       --------   --------     --------     ----------
Total dividends and distributions                                          (.12)      (.45)        (.39)          (.30)
                                                                       --------   --------     --------     ----------
Net asset value, end of period                                         $  13.07   $  15.61     $  12.33     $    11.48
                                                                       ========   ========     ========     ==========
TOTAL RETURN
Total investment return based on net asset value(c)                      (15.47)%    30.34%*      10.39%        (39.15)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $534,900   $910,267     $935,695     $1,106,113
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.40%      1.30%(d)     1.31%(d)       1.34%
 Expenses, before waivers/reimbursements                                   1.40%      1.30%(d)     1.31%(d)       1.34%
 Net investment income                                                      .77%       .85%(d)      .73%(d)       1.58%
Portfolio turnover rate                                                      63%        67%         121%           103%
-------------------------------------------------------------------------------------------------------------------------




                                                                           2008
------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    20.85
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                      .27
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       (.53)
Contributions from Adviser                                                    .00(b)
                                                                       ----------
Net increase (decrease) in net asset value from operations                   (.26)
                                                                       ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                         (.17)
Distributions from net realized gain on investment and foreign
 currency transactions                                                      (1.24)
                                                                       ----------
Total dividends and distributions                                           (1.41)
                                                                       ----------
Net asset value, end of period                                         $    19.18
                                                                       ==========
TOTAL RETURN
Total investment return based on net asset value(c)                         (1.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $2,128,533
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                     1.23%
 Expenses, before waivers/reimbursements                                     1.23%
 Net investment income                                                       1.35%
Portfolio turnover rate                                                        90%
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                                          YEAR ENDED JUNE 30,
                                                                          2012        2011         2010       2009       2008
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 14.09     $ 11.17     $ 10.42      $ 17.50   $  19.15
                                                                       -------     -------     -------      -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           (.00)(b)     .01        (.01)         .08        .09
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.26)       3.26        1.03        (6.95)      (.45)
Contributions from Adviser                                                 -0-        .00 (b)      .00(b)       -0-        .00(b)
                                                                       -------     -------     -------      -------   --------
Net increase (decrease) in net asset value from operations               (2.26)       3.27        1.02        (6.87)      (.36)
                                                                       -------     -------     -------      -------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-        (.35)      (.27 )        (.19)      (.05)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-         -0-         -0-         (.02)     (1.24)
                                                                       -------     -------     -------      -------   --------
Total dividends and distributions                                          -0-        (.35)      (.27 )        (.21)     (1.29)
                                                                       -------     -------     -------      -------   --------
Net asset value, end of period                                         $ 11.83     $ 14.09     $ 11.17      $ 10.42   $  17.50
                                                                       =======     =======     =======      =======   ========
TOTAL RETURN
Total investment return based on net asset value(c)                     (16.04)%     29.37%*      9.49%      (39.70)%    (2.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $22,731     $38,943     $44,166      $55,832   $114,406
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  2.18%       2.09%(d)    2.10%(d)     2.12%      1.97%
 Expenses, before waivers/reimbursements                                  2.18%       2.09%(d)    2.10%(d)     2.12%      1.97%
 Net investment income (loss)                                             (.01)%       .05%(d)    (.06)%(d)     .74%       .48%
Portfolio turnover rate                                                     63%         67%        121%         103%        90%
---------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 92

--------------------------------------------------------------------------------

                                                                                                 CLASS C
                                                                                           YEAR ENDED JUNE 30,
                                                                          2012        2011         2010        2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 14.14    $  11.21     $  10.45     $  17.53
                                                                       -------    --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .00(b)      .01          .00(b)       .09
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.27)       3.27         1.03        (6.96)
Contributions from Adviser                                                 -0-         .00(b)       .00(b)       -0-
                                                                       -------    --------     --------     --------
Net increase (decrease) in net asset value from operations               (2.27)       3.28         1.03        (6.87)
                                                                       -------    --------     --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       -0-        (.35)        (.27)        (.19)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-         -0-          -0-         (.02)
                                                                       -------    --------     --------     --------
Total dividends and distributions                                          -0-        (.35)        (.27)        (.21)
                                                                       -------    --------     --------     --------
Net asset value, end of period                                         $ 11.87    $  14.14     $  11.21     $  10.45
                                                                       =======    ========     ========     ========
TOTAL RETURN
Total investment return based on net asset value(c)                     (16.05)%     29.36%*       9.56%      (39.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $90,590    $165,821     $185,848     $228,402
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  2.13%       2.03%(d)     2.03%(d)     2.07%
 Expenses, before waivers/reimbursements                                  2.13%       2.03%(d)     2.03%(d)     2.07%
 Net investment income                                                     .03%        .10%(d)      .01%(d)      .77%
Portfolio turnover rate                                                     63%         67%         121%         103%
-----------------------------------------------------------------------------------------------------------------------




                                                                          2008
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  19.18
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .12
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     (.48)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                 (.36)
                                                                       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.05)
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (1.24)
                                                                       --------
Total dividends and distributions                                         (1.29)
                                                                       --------
Net asset value, end of period                                         $  17.53
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)                       (2.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $542,520
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.94%
 Expenses, before waivers/reimbursements                                   1.94%
 Net investment income                                                      .62%
Portfolio turnover rate                                                      90%
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                              ADVISOR CLASS
                                                                                           YEAR ENDED JUNE 30,
                                                                          2012        2011         2010        2009
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  15.80   $  12.48     $  11.61     $  19.39
                                                                       --------   --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .14        .18          .15          .23
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (2.54)      3.63         1.15        (7.67)
Contributions from Adviser                                                  -0-        .00(b)       .00(b)       -0-
                                                                       --------   --------     --------     --------
Net increase (decrease) in net asset value from operations                (2.40)      3.81         1.30        (7.44)
                                                                       --------   --------     --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.16)      (.49)        (.43)        (.32)
Distributions from net realized gain on investment and foreign
 currency transactions                                                      -0-        -0-          -0-         (.02)
                                                                       --------   --------     --------     --------
Total dividends and distributions                                          (.16)      (.49)        (.43)        (.34)
                                                                       --------   --------     --------     --------
Net asset value, end of period                                         $  13.24   $  15.80     $  12.48     $  11.61
                                                                       ========   ========     ========     ========
TOTAL RETURN
Total investment return based on net asset value(c)                      (15.15)%    30.65%*      10.77%      (39.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $107,284   $229,011     $306,231     $302,956
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.10%      1.00%(d)     1.01%(d)     1.05%
 Expenses, before waivers/reimbursements                                   1.10%      1.00%(d)     1.01%(d)     1.05%
 Net investment income                                                     1.01%      1.20%(d)     1.12%(d)     1.88%
Portfolio turnover rate                                                      63%        67%         121%         103%
-----------------------------------------------------------------------------------------------------------------------




                                                                          2008
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  21.05
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .35
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     (.54)
Contributions from Adviser                                                  .00(b)
                                                                       --------
Net increase (decrease) in net asset value from operations                 (.19)
                                                                       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.23)
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (1.24)
                                                                       --------
Total dividends and distributions                                         (1.47)
                                                                       --------
Net asset value, end of period                                         $  19.39
                                                                       ========
TOTAL RETURN
Total investment return based on net asset value(c)                       (1.49)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $544,154
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    .93%
 Expenses, before waivers/reimbursements                                    .93%
 Net investment income                                                     1.74%
Portfolio turnover rate                                                      90%
----------------------------------------------------------------------------------


See footnotes on page 92

--------------------------------------------------------------------------------

                                                                                              CLASS R
                                                                                        YEAR ENDED JUNE 30,
                                                                         2012       2011        2010       2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.45   $ 12.22     $ 11.39     $ 19.06   $ 20.75
                                                                       -------   -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .08       .09         .07         .17       .25
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.50)     3.56        1.13       (7.57)     (.55)
Contributions from Adviser                                                 -0-       .00(b)      .00(b)      -0-       .00(b)
                                                                       -------   -------     -------     -------   -------
Net increase (decrease) in net asset value from operations               (2.42)     3.65        1.20       (7.40)     (.30)
                                                                       -------   -------     -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.06)     (.42)       (.37)       (.25)     (.15)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-       -0-         -0-        (.02)    (1.24)
                                                                       -------   -------     -------     -------   -------
Total dividends and distributions                                         (.06)     (.42)       (.37)       (.27)    (1.39)
                                                                       -------   -------     -------     -------   -------
Net asset value, end of period                                         $ 12.97   $ 15.45     $ 12.22     $ 11.39   $ 19.06
                                                                       =======   =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                     (15.63)%   29.98%*     10.17%     (39.33)%   (2.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $26,541   $42,414     $42,587     $41,265   $64,985
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.60%     1.59%(d)    1.58%(d)    1.56%     1.49%
 Expenses, before waivers/reimbursements                                  1.60%     1.59%(d)    1.58%(d)    1.56%     1.49%
 Net investment income                                                     .59%      .58%(d)     .51%(d)    1.44%     1.24%
Portfolio turnover rate                                                     63%       67%        121%        103%       90%
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                                              CLASS K
                                                                                        YEAR ENDED JUNE 30,
                                                                         2012       2011        2010       2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.54   $ 12.29     $ 11.45     $ 19.14   $ 20.82
                                                                       -------   -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .13       .15         .11         .20       .29
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.52)     3.57        1.14       (7.59)     (.54)
Contributions from Adviser                                                 -0-       .00(b)      .00(b)      -0-       .00(b)
                                                                       -------   -------     -------     -------   -------
Net increase (decrease) in net asset value from operations               (2.39)     3.72        1.25       (7.39)     (.25)
                                                                       -------   -------     -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.12)     (.47)       (.41)       (.28)     (.19)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-       -0-         -0-        (.02)    (1.24)
                                                                       -------   -------     -------     -------   -------
Total dividends and distributions                                         (.12)     (.47)       (.41)       (.30)    (1.43)
                                                                       -------   -------     -------     -------   -------
Net asset value, end of period                                         $ 13.03   $ 15.54     $ 12.29     $ 11.45   $ 19.14
                                                                       =======   =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                     (15.33)%   30.39%*     10.51%     (39.19)%   (1.78)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $ 8,618   $15,570     $12,117     $11,486   $15,104
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.29%     1.28%(d)    1.27%(d)    1.28%     1.26%
 Expenses, before waivers/reimbursements                                  1.29%     1.28%(d)    1.27%(d)    1.28%     1.26%
 Net investment income                                                     .93%      .99%(d)     .84%(d)    1.79%     1.45%
Portfolio turnover rate                                                     63%       67%        121%        103%       90%
-----------------------------------------------------------------------------------------------------------------------------


See footnotes on page 92

--------------------------------------------------------------------------------

                                                                                              CLASS I
                                                                                        YEAR ENDED JUNE 30,
                                                                         2012       2011        2010       2009       2008
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.71   $ 12.40     $ 11.55     $ 19.27   $ 20.92
                                                                       -------   -------     -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .18       .21         .16         .27       .35
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (2.55)     3.61        1.15       (7.64)     (.52)
Contributions from Adviser                                                 -0-       .00(b)      .00(b)      -0-       .00(b)
                                                                       -------   -------     -------     -------   -------
Net increase (decrease) in net asset value from operations               (2.37)     3.82        1.31       (7.37)     (.17)
                                                                       -------   -------     -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.19)     (.51)       (.46)       (.33)     (.24)
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-       -0-         -0-        (.02)    (1.24)
                                                                       -------   -------     -------     -------   -------
Total dividends and distributions                                         (.19)     (.51)       (.46)       (.35)    (1.48)
                                                                       -------   -------     -------     -------   -------
Net asset value, end of period                                         $ 13.15   $ 15.71     $ 12.40     $ 11.55   $ 19.27
                                                                       =======   =======     =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                     (15.02)%   30.97%*     10.86%     (38.90)%   (1.39)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $20,258   $33,806     $28,644     $25,659   $27,460
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   .90%      .90%(d)     .88%(d)     .86%      .84%
 Expenses, before waivers/reimbursements                                   .90%      .90%(d)     .88%(d)     .86%      .84%
 Net investment income                                                    1.35%     1.37%(d)    1.21%(d)    2.37%     1.70%
Portfolio turnover rate                                                     63%       67%        121%        103%       90%
-----------------------------------------------------------------------------------------------------------------------------



(a)Based on average shares outstanding.



(b)Amount is less than $0.005.



(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.



(d)The ratio includes expenses attributable to costs of proxy solicitation.



 * Includes the impact of reimbursements from the Adviser which enhanced the Fund's performance for the year ended June 30, 2011 by 0.01%.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                               CLASS A
                                                                                   OCTOBER 26,
                                                                       YEAR ENDED  2010(a) TO
                                                                        JUNE 30,    JUNE 30,
                                                                          2012        2011
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.71      $10.00
                                                                        -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .05         .04
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.67)        .66
Contributions from Adviser                                                  .00(d)      .01
                                                                        -------      ------
Net increase (decrease) in net asset value from operations                (1.62)        .71
                                                                        -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.04)        -0-
                                                                        -------      ------
Net asset value, end of period                                          $  9.05      $10.71
                                                                        =======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (15.07)%      7.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $   328      $  333
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.55%       1.55%(f)
 Expenses, before waivers/reimbursements                                   8.03%       9.26%(f)
 Net investment income(c)                                                   .52%        .56%(f)
Portfolio turnover rate                                                     101%         86%
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                               CLASS C
                                                                                  OCTOBER 26,
                                                                       YEAR ENDED 2010(a) TO
                                                                        JUNE 30,   JUNE 30,
                                                                          2012       2011
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.67     $10.00
                                                                        -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.03)      (.05)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.65)       .72
Contributions from Adviser(d)                                               .00        .00
                                                                        -------     ------
Net increase (decrease) in net asset value from operations                (1.68)       .67
                                                                        -------     ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.04)       -0-
                                                                        -------     ------
Net asset value, end of period                                          $  8.95     $10.67
                                                                        =======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (15.70)%     6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $    36     $   25
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   2.25%      2.25%(f)
 Expenses, before waivers/reimbursements                                   8.64%     19.09%(f)
 Net investment loss/(c)/                                                  (.28)%     (.75)%(f)
Portfolio turnover rate                                                     101%        86%
-----------------------------------------------------------------------------------------------


See footnotes on page 95

--------------------------------------------------------------------------------

                                                                            ADVISOR CLASS
                                                                                   OCTOBER 26,
                                                                       YEAR ENDED  2010(a) TO
                                                                        JUNE 30,    JUNE 30,
                                                                          2012        2011
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.74      $10.00
                                                                        -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .07         .03
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.67)        .70
Contributions from Adviser                                                  .00(d)      .01
                                                                        -------      ------
Net increase (decrease) in net asset value from operations                (1.60)        .74
                                                                        -------      ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment transactions            (.04)        -0-
                                                                        -------      ------
Net asset value, end of period                                          $  9.10      $10.74
                                                                        =======      ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (14.85)%      7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $ 1,080      $1,085
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.25%       1.25%(f)
 Expenses, before waivers/reimbursements                                   7.74%      12.03%(f)
 Net investment income(c)                                                   .79%        .48%(f)
Portfolio turnover rate                                                     101%         86%
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                               CLASS R
                                                                                  OCTOBER 26,
                                                                       YEAR ENDED 2010(a) TO
                                                                        JUNE 30,   JUNE 30,
                                                                          2012       2011
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.67     $10.00
                                                                        -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                          .02       (.02)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.65)       .72
Contributions from Adviser(d)                                               .00        .00
                                                                        -------     ------
Net increase (decrease) in net asset value from operations                (1.63)       .70
                                                                        -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.01)      (.03)
Distributions from net realized gain on investment transactions            (.04)       -0-
                                                                        -------     ------
Total dividends and distributions                                          (.05)      (.03)
                                                                        -------     ------
Net asset value, end of period                                          $  8.99     $10.67
                                                                        =======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (15.25)%     7.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $     9     $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.75%      1.75%(f)
 Expenses, before waivers/reimbursements                                   6.95%      8.37%(f)
 Net investment income (loss)(c)                                            .24%      (.24)%(f)
Portfolio turnover rate                                                     101%        86%
-----------------------------------------------------------------------------------------------


See footnotes on page 95

--------------------------------------------------------------------------------

                                                                               CLASS K
                                                                                  OCTOBER 26,
                                                                       YEAR ENDED 2010(a) TO
                                                                        JUNE 30,   JUNE 30,
                                                                          2012       2011
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.69     $10.00
                                                                        -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .05        .00(d)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.66)       .72
Contributions from Adviser(d)                                               .00        .00
                                                                        -------     ------
Net increase (decrease) in net asset value from operations                (1.61)       .72
                                                                        -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.03)      (.03)
Distributions from net realized gain on investment transactions            (.04)       -0-
                                                                        -------     ------
Total dividends and distributions                                          (.07)      (.03)
                                                                        -------     ------
Net asset value, end of period                                          $  9.01     $10.69
                                                                        =======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (15.06)%     7.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $     9     $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.50%      1.50%(f)
 Expenses, before waivers/reimbursements                                   6.68%      8.13%(f)
 Net investment income(c)                                                   .50%       .01%(f)
Portfolio turnover rate                                                     101%        86%
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                               CLASS I
                                                                                  OCTOBER 26,
                                                                       YEAR ENDED 2010(a) TO
                                                                        JUNE 30,   JUNE 30,
                                                                          2012       2011
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.70     $10.00
                                                                        -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .07        .02
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.67)       .72
Contributions from Adviser(d)                                               .00        .00
                                                                        -------     ------
Net increase (decrease) in net asset value from operations                (1.60)       .74
                                                                        -------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.04)      (.04)
Distributions from net realized gain on investment transactions            (.04)       -0-
                                                                        -------     ------
Total dividends and distributions                                          (.08)      (.04)
                                                                        -------     ------
Net asset value, end of period                                          $  9.02     $10.70
                                                                        =======     ======
TOTAL RETURN
Total investment return based on net asset value(e)                      (14.85)%     7.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $ 6,721     $7,970
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   1.25%      1.25%(f)
 Expenses, before waivers/reimbursements                                   6.41%      7.82%(f)
 Net investment income(c)                                                   .75%       .27%(f)
Portfolio turnover rate                                                     101%        86%
----------------------------------------------------------------------------------------------



(a)Commencement of operations.



(b)Based on average shares outstanding.



(c)Net of fees and expenses waived/reimbursed by the Adviser.



(d)Amount is less than $.005.



(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



(f)Annualized.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                                                        JULY 6,
                                                                       2011(a) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .03
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.71)
                                                                        -------
Net decrease in net asset value from operations                           (1.68)
                                                                        -------
Net asset value, end of period                                          $  8.32
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (16.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $    40
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                1.55%
 Expenses, before waivers/reimbursements(e)                               27.22%
 Net investment income(c)(e)                                                .41%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                        CLASS C
                                                                        JULY 6,
                                                                       2011(a) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)(c)                                                  (.02)
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.72)
                                                                        -------
Net decrease in net asset value from operations                           (1.74)
                                                                        -------
Net asset value, end of period                                          $  8.26
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (17.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $     8
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                2.25%
 Expenses, before waivers/reimbursements(e)                               41.92%
 Net investment loss(c)(e)                                                 (.19)%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------


See footnotes on page 98

--------------------------------------------------------------------------------

                                                                       ADVISOR CLASS
                                                                          JULY 6,
                                                                        2011(a) TO
                                                                         JUNE 30,
                                                                           2012
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 10.00
                                                                          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                   .07
Net realized and unrealized loss on investment and foreign currency
 transactions                                                               (1.72)
                                                                          -------
Net decrease in net asset value from operations                             (1.65)
                                                                          -------
Net asset value, end of period                                            $  8.35
                                                                          =======
TOTAL RETURN
Total investment return based on net asset value(d)                        (16.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $   751
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                  1.25%
 Expenses, before waivers/reimbursements(e)                                 20.96%
 Net investment income(c)(e)                                                  .88%
Portfolio turnover rate                                                        93%
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                        CLASS R
                                                                        JULY 6,
                                                                       2011(a) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .03
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.74)
                                                                        -------
Net decrease in net asset value from operations                           (1.71)
                                                                        -------
LESS: DIVIDENDS
Dividends from net investment income                                       (.04)
                                                                        -------
Net asset value, end of period                                          $  8.25
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (17.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $     8
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                1.75%
 Expenses, before waivers/reimbursements(e)                               20.89%
 Net investment income(c)(e)                                                .31%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------


See footnotes on page 98

--------------------------------------------------------------------------------

                                                                        CLASS K
                                                                        JULY 6,
                                                                       2011(A) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .07
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.76)
                                                                        -------
Net decrease in net asset value from operations                           (1.69)
                                                                        -------
LESS: DIVIDENDS
Dividends from net investment income                                       (.05)
                                                                        -------
Net asset value, end of period                                          $  8.26
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (16.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $    22
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                1.50%
 Expenses, before waivers/reimbursements(e)                               20.66%
 Net investment income(c)(e)                                                .83%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                        CLASS I
                                                                        JULY 6,
                                                                       2011(A) TO
                                                                        JUNE 30,
                                                                          2012
---------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                 .07
Net realized and unrealized loss on investment and foreign currency
 transactions                                                             (1.73)
                                                                        -------
Net decrease in net asset value from operations                           (1.66)
                                                                        -------
LESS: DIVIDENDS
Dividends from net investment income                                       (.06)
                                                                        -------
Net asset value, end of period                                          $  8.28
                                                                        =======
TOTAL RETURN
Total investment return based on net asset value(d)                      (16.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                               $ 2,442
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                1.25%
 Expenses, before waivers/reimbursements(e)                               20.36%
 Net investment income(c)(e)                                                .82%
Portfolio turnover rate                                                      93%
---------------------------------------------------------------------------------



(a)Commencement of operations.



(b)Based on average shares outstanding.



(c)Net of fees and expenses waived/reimbursed by the Adviser.



(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



(e)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  571.78    $ 9,906.77
   2              9,906.97      495.35    10,402.32     151.87     10,250.45
   3             10,250.45      512.52    10,762.97     157.14     10,605.83
   4             10,605.83      530.29    11,136.12     162.59     10,973.53
   5             10,973.53      548.68    11,522.21     168.22     11,353.99
   6             11,353.99      567.70    11,921.69     174.06     11,747.63
   7             11,747.63      587.38    12,335.01     180.09     12,154.92
   8             12,154.92      607.75    12,762.67     186.33     12,576.34
   9             12,576.34      628.82    13,205.16     192.80     13,012.36
   10            13,012.36      650.62    13,662.98     199.48     13,463.50
   --------------------------------------------------------------------------
   Cumulative                $5,607.86               $2,144.36


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  550.67    $ 9,928.08
   2              9,928.08      496.40    10,424.48     142.82     10,281.66
   3             10,281.66      514.08    10,795.74     147.90     10,647.84
   4             10,647.84      532.39    11,180.23     153.17     11,027.06
   5             11,027.06      551.35    11,578.41     158.62     11,419.79
   6             11,419.79      570.99    11,990.78     164.27     11,826.51
   7             11,826.51      591.33    12,417.84     170.12     12,247.72
   8             12,247.72      612.39    12,860.11     176.18     12,683.93
   9             12,683.93      634.20    13,318.13     182.46     13,135.67
   10            13,135.67      656.78    13,792.45     188.96     13,603.49
   --------------------------------------------------------------------------
   Cumulative                $5,638.66               $2,035.17





ALLIANCEBERNSTEIN DISCOVERY GROWTH FUND

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  544.64    $ 9,934.11
   2              9,934.11      496.71    10,430.82     124.13     10,306.69
   3             10,306.69      515.33    10,822.02     128.78     10,693.24
   4             10,693.24      534.66    11,227.90     133.61     11,094.29
   5             11,094.29      554.71    11,649.00     138.62     11,510.38
   6             11,510.38      575.52    12,085.90     143.82     11,942.08
   7             11,942.08      597.10    12,539.18     149.22     12,389.96
   8             12,389.96      619.50    13,009.46     154.81     12,854.65
   9             12,854.65      642.73    13,497.38     160.62     13,336.76
   10            13,336.76      666.84    14,003.60     166.64     13,836.96
   --------------------------------------------------------------------------
   Cumulative                $5,681.85               $1,844.89

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                           HYPOTHETICAL INVESTMENT               HYPOTHETICAL
              HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
  YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
  ---------------------------------------------------------------------------
  1           $ 10,000.00   $   478.75  $ 10,053.75  $   559.72   $ 9,919.03
  2              9,919.03       495.95    10,414.98      139.56    10,275.42
  3             10,275.42       513.77    10,789.19      144.58    10,644.61
  4             10,644.61       532.23    11,176.84      149.77    11,027.07
  5             11,027.07       551.35    11,578.42      155.15    11,423.27
  6             11,423.27       571.16    11,994.43      160.73    11,833.70
  7             11,833.70       591.69    12,425.39      166.50    12,258.89
  8             12,258.89       612.94    12,871.83      172.48    12,699.35
  9             12,699.35       634.97    13,334.32      178.68    13,155.64
  10            13,155.64       657.78    13,813.42      185.10    13,628.32
  ---------------------------------------------------------------------------
  Cumulative                $ 5,640.59               $ 2,012.27




ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
--------------------------------------------------------------------------------


                           HYPOTHETICAL INVESTMENT                HYPOTHETICAL
              HYPOTHETICAL PERFORMANCE    AFTER      HYPOTHETICAL    ENDING
  YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES*    INVESTMENT
  ----------------------------------------------------------------------------
  1           $ 10,000.00   $   478.75  $ 10,053.75   $   561.73   $ 9,917.02
  2              9,917.02       495.85    10,412.87       268.65    10,144.22
  3             10,144.22       507.21    10,651.43       274.81    10,376.62
  4             10,376.62       518.83    10,895.45       281.10    10,614.35
  5             10,614.35       530.72    11,145.07       287.54    10,857.53
  6             10,857.53       542.88    11,400.41       294.13    11,106.28
  7             11,106.28       555.31    11,661.59       300.87    11,360.72
  8             11,360.72       568.04    11,928.76       307.76    11,621.00
  9             11,621.00       581.05    12,202.05       314.81    11,887.24
  10            11,887.24       594.36    12,481.60       322.03    12,159.57
  ----------------------------------------------------------------------------
  Cumulative                $ 5,373.00                $ 3,213.43




ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
--------------------------------------------------------------------------------


                           HYPOTHETICAL INVESTMENT               HYPOTHETICAL
              HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
  YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
  ---------------------------------------------------------------------------
  1           $ 10,000.00   $   478.75  $ 10,053.75  $   582.84   $ 9,895.91
  2              9,895.91       494.80    10,390.71      163.13    10,227.58
  3             10,227.58       511.38    10,738.96      168.60    10,570.36
  4             10,570.36       528.52    11,098.88      174.25    10,924.63
  5             10,924.63       546.23    11,470.86      180.09    11,290.77
  6             11,290.77       564.54    11,855.31      186.13    11,669.18
  7             11,669.18       583.46    12,252.64      192.37    12,060.27
  8             12,060.27       603.01    12,663.28      198.81    12,464.47
  9             12,464.47       623.22    13,087.69      205.48    12,882.21
  10            12,882.21       644.11    13,526.32      212.36    13,313.96
  ---------------------------------------------------------------------------
  Cumulative                $ 5,578.02               $ 2,264.06




ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  565.75    $ 9,913.00
   2              9,913.00      495.65    10,408.65     145.72     10,262.93
   3             10,262.93      513.15    10,776.08     150.87     10,625.21
   4             10,625.21      531.26    11,156.47     156.19     11,000.28
   5             11,000.28      550.01    11,550.29     161.70     11,388.59
   6             11,388.59      569.43    11,958.02     167.41     11,790.61
   7             11,790.61      589.53    12,380.14     173.32     12,206.82
   8             12,206.82      610.34    12,817.16     179.44     12,637.72
   9             12,637.72      631.89    13,269.61     185.77     13,083.84
   10            13,083.84      654.19    13,738.03     192.33     13,545.70
   --------------------------------------------------------------------------
   Cumulative                $5,624.20               $2,078.50

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  581.84    $9,896.91
   2              9,896.91      494.85    10,391.76     835.50     9,556.26
   3              9,556.26      477.81    10,034.07     806.74     9,227.33
   4              9,227.33      461.37     9,688.70     778.97     8,909.73
   5              8,909.73      445.49     9,355.22     752.16     8,603.06
   6              8,603.06      430.15     9,033.21     726.27     8,306.94
   7              8,306.94      415.35     8,722.29     701.27     8,021.02
   8              8,021.02      401.05     8,422.07     677.13     7,744.94
   9              7,744.94      387.25     8,132.19     653.83     7,478.36
   10             7,478.36      373.92     7,852.28     631.32     7,220.96
   --------------------------------------------------------------------------
   Cumulative                $4,365.99               $7,145.03





ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $   580.83   $9,897.92
   2              9,897.92      494.90    10,392.82    2,828.93    7,563.89
   3              7,563.89      378.19     7,942.08    2,161.83    5,780.25
   4              5,780.25      289.01     6,069.26    1,652.05    4,417.21
   5              4,417.21      220.86     4,638.07    1,262.48    3,375.59
   6              3,375.59      168.78     3,544.37      964.78    2,579.59
   7              2,579.59      128.98     2,708.57      737.27    1,971.30
   8              1,971.30       98.57     2,069.87      563.42    1,506.45
   9              1,506.45       75.32     1,581.77      430.56    1,151.21
   10             1,151.21       57.56     1,208.77      329.03      879.74
   --------------------------------------------------------------------------
   Cumulative                $2,390.92               $11,511.18




* Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


    FUND                                                        SEC FILE NO.
    ------------------------------------------------------------------------
    AllianceBernstein Growth Fund                                811-05088
    AllianceBernstein Large Cap Growth Fund                      811-06730
    AllianceBernstein Discovery Growth Fund                      811-00204
    AllianceBernstein Small Cap Growth Portfolio                 811-01716
    AllianceBernstein U.S. Strategic Research Portfolio          811-01716
    AllianceBernstein Global Thematic Growth Fund                811-03131
    AllianceBernstein International Growth Fund                  811-08426
    AllianceBernstein International Discovery Equity Portfolio   811-01716
    AllianceBernstein International Focus 40 Portfolio           811-01716

                                                                  PRO-0101-1112

                                    [GRAPHIC]

[LOGO]


                                 THE ALLIANCEBERNSTEIN GROWTH FUNDS

Domestic Growth Funds                                     Global Growth Funds
(Shares Offered-Exchange Ticker Symbol)                   (Shares Offered-Exchange Ticker Symbol)
   > AllianceBernstein Growth Fund                           > AllianceBernstein Global Thematic Growth Fund
      (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX;             (Class A-ALTFX; Class B-ATEBX; Class C-ATECX;
        Class R-AGFRX; Class K-AGFKX; Class I-AGFIX;              Class R-ATERX; Class K-ATEKX; Class I-AGTIX;
        Advisor Class-AGRYX)                                      Advisor Class-ATEYX)

   > AllianceBernstein Large Cap Growth Fund                 > AllianceBernstein International Growth Fund
      (Class A-APGAX; Class B-APGBX; Class C-APGCX;             (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX;
        Class R-ABPRX; Class K-ALCKX; Class I-ALLIX;              Class R- AWPRX; Class K- AWPKX; Class I- AWPIX;
        Advisor Class-APGYX)                                      Advisor Class-AWPYX)


   > AllianceBernstein Discovery Growth Fund                 > AllianceBernstein International Discovery Equity Portfolio
      (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX;             (Class A-ADEAX; Class C-AIDCX; Class R- ADERX;
        Class R-CHCRX; Class K-CHCKX; Class I-CHCIX;              Class K- ADEKX; Class I- ADEIX; Advisor
        Advisor Class-CHCYX)                                      Class-ADEYX)

   > AllianceBernstein Small Cap Growth Portfolio            > AllianceBernstein International Focus 40 Portfolio
      (Class A-QUASX; Class B-QUABX; Class C-QUACX;               (Class A- AIIAX; Class C- ABFCX; Class R-ABFRX;
        Class R-QUARX; Class K-QUAKX; Class I-QUAIX;              Class K-ABFKX; Class I-ABFIX; Advisor
        Advisor Class-QUAYX)                                      Class-ABFYX)


   > AllianceBernstein U.S. Strategic Research Portfolio
      (Class A-AURAX; Class C-AURCX; Class R-AURRX;
        Class K-AURKX; Class I-AURIX; Advisor
        Class-AURYX)



                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature Toll Free (800) 227-4618

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2012

--------------------------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated November 1, 2012 that offers Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares for the AllianceBernstein(R) Growth Fund ("Growth Fund") of The AllianceBernstein Portfolios, the AllianceBernstein Large Cap Growth Fund ("Large Cap Growth"), the AllianceBernstein Discovery Growth Fund ("Discovery Growth"), the AllianceBernstein Small Cap Growth Portfolio ("Small Cap Growth") of AllianceBernstein Cap Fund, the AllianceBernstein Global Thematic Growth Fund ("Global Thematic Growth"), the AllianceBernstein International Growth Fund ("International Growth"), and offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares for the AllianceBernstein U.S. Strategic Research Portfolio ("U.S. Strategic Research"), the AllianceBernstein International Discovery Equity Portfolio ("International Discovery Equity") and the AllianceBernstein International Focus 40 Portfolio ("International Focus 40") of AllianceBernstein Cap Fund (the "Prospectus"). Each of the funds listed above is hereinafter referred to as the Fund, and collectively the Funds. Financial statements for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth for the year ended July 31, 2012 and financial statements for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 for the year ended June 30, 2012, are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS

                                                                            Page

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS.............................1

INVESTMENT RESTRICTIONS......................................................31

MANAGEMENT OF THE FUNDS......................................................33

EXPENSES OF THE FUNDS........................................................77

PURCHASE OF SHARES...........................................................94

REDEMPTION AND REPURCHASE OF SHARES.........................................119

SHAREHOLDER SERVICES........................................................122

NET ASSET VALUE.............................................................125

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................128

PORTFOLIO TRANSACTIONS......................................................136

GENERAL INFORMATION.........................................................143

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
     REGISTERED PUBLIC ACCOUNTING FIRM......................................171

APPENDIX A: STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING...........A-1




-----------------------------------------

AllianceBernstein(R) and the AB logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Funds
-------------------------


            Except as otherwise noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a "Board" and together, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.


Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.


Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------


            A Fund may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.


Derivatives
-----------


            A Fund may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.


            There are four principal types of derivatives -- options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Fund are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.


            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).



            Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


            -- Risk of Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swaps, may affect the Fund's ability to use such instruments as a part of its investment strategy.



            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.


            Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA"), including registration as a "commodity pool operator". The Funds have claimed an exclusion from the definition of commodity pool operator under the CEA and are not currently subject to registration, disclosure and reporting requirements under the CEA. The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to this exclusion. These amendments become effective December 31, 2012 and may necessitate that the Funds comply with regulatory obligations and restrictions under the CEA. Such regulation could affect the Funds' expenses or their use of derivative instruments.



Use of Options, Futures, Forwards and Swaps by a Fund
-----------------------------------------------------

            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Funds' adviser (the "Adviser"), anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis; no fees or commissions are involved.

            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.


            A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.


            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.


            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.


            -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.


            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the "NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.


            A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.


            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.


            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.


            --Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty.

            --Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.


            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Fund's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.


            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.


            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------

            A Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Boards, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.


Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.



Loans of Portfolio Securities
-----------------------------

            A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

            A Fund will invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

            Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants
-------------------

            A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

            A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of equity securities of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Special Situations
------------------

            A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


Structured Products
-------------------

            A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: The Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by a Fund result in the leveraging of a Fund's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund's investment objectives and policies. A Fund also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts. This means that the Fund will use the cash proceeds made available during the terms of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings, or the carrying costs of leveraged transactions approaches the return on the leveraged portion of a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings or carrying costs of leveraged transactions were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the NAV of the Fund's shares.


            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable a Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes".


            Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs which are traded in the United States on exchanges or over-the-counter and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities and Swaps. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.


            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.


            Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts, over-the-counter options on securities and securities indices, and swaps may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.


            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund:

                   (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

                   (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

                   (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or
(iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

                   (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;


                   (e) may purchase or sell commodities to the extent permitted by applicable law with the exception that Global Thematic Growth and International Growth may not purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or


                   (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.


            As a fundamental policy, each Fund, except for International Focus 40, is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:


o     Cash or cash items;

o     Government securities;

o     Securities of other investment companies; and

o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.


            As a fundamental policy, which may be changed without shareholder approval, International Focus 40 is non-diversified as that term is described in the 1940 Act. This means that the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer.


Non-Fundamental Investment Policies
-----------------------------------

            The following are descriptions of operating policies that the Funds have adopted but that are not fundamental and are subject to change without shareholder approval.

            A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2012, totaling approximately $419 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2012, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                 AXA and its subsidiaries              61.0%
                 AllianceBernstein Holding L.P.        37.5
                 Unaffiliated holders                   1.5
                                                  ----------
                                                      100.0%
                                                  ==========

            AXA, is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2012, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.2% economic interest in the Adviser as of September 30, 2012.



Advisory Agreements and Expenses
--------------------------------

            Under the Growth Fund's Advisory Agreement, the Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board.


            Under the Advisory Agreements for Large Cap Growth, Discovery Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth, International Discovery Equity and International Focus 40, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.


            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by a Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Funds, other than the Growth Fund, as noted below, have, under their Advisory Agreements, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments thereto specifically approved by the Boards. During the fiscal year ended July 31, 2012 for Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for International Growth the amounts paid to the Adviser amounted to a total of $12,327,324, $63,048, $4,516,240, $6,904,545 and $7,660,640, respectively, for these services. The Adviser agreed to voluntarily waive such fees in the amounts of $68,505, $66,916 and $58,487 for U.S. Strategic Research, International Discovery Equity and International Focus 40, respectively, for the fiscal year or period ended June 30, 2012.


            Growth Fund is a series of The AllianceBernstein Portfolios (the "Trust"), a Massachusetts business trust. For the Growth Fund, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.


            Except as noted below, the Advisory Agreements continue in effect from year-to-year provided that their continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of each Fund or by the Directors/Trustees ("Directors") including, in either case, by a vote of a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party. Information about the most recent continuance of the Advisory Agreement for each Fund is set forth below.

            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the Funds' outstanding voting securities, by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser's clients (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

GROWTH FUND


            For services rendered by the Adviser pursuant to the Advisory Agreement, the Fund paid the Adviser a fee, effective September 7, 2004, of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion of such assets, and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended July 31, 2012, July 31, 2011 and July 31, 2010, the Adviser received under the Advisory Agreement the amount of $4,403,557, $4,865,616 and $4,868,811, respectively, in management fees from the Fund.

            Most recently, continuance of the Fund's Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board, at its meetings held on May 1-3, 2012.


LARGE CAP GROWTH


            Effective September 7, 2004, under the terms of the Advisory Agreement, the Fund paid the Adviser at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years of the Fund ended July 31, 2012, July 31, 2011 and July 31, 2010, the Adviser received from the Fund advisory fees of $11,154,436 (net of $1,172,888, which was waived by the Adviser pursuant to the expense limitation agreement), $11,932,954 (net of $1,587,191, which was waived by the Adviser pursuant to the expense limitation agreement), and $12,802,926 (net of $1,240,824 which was waived by the Adviser pursuant to the expense limitation agreement), respectively. The Adviser has contractually agreed for the period from the effective date of the Fund's Prospectus to the effective date of the subsequent Prospectus incorporating the Fund's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.25% of average daily net assets for Class A shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by the Board at its meetings held on May 1-3, 2012.



DISCOVERY GROWTH

            For its services under the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of .75% of the first $500 million of the Fund's average daily net assets, .65% of the excess over $500 million of such net assets up to $1 billion and .55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended July 31, 2012, July 31, 2011 and July 31, 2010, the Fund paid the Adviser total management fees of $4,930,638, $4,309,140 and $3,069,847, respectively.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, at meetings called for that purpose and held on May 1-3, 2012.


SMALL CAP GROWTH


            For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion of such assets up to $5 billion and 0.60% of the excess over $5 billion of such assets. The advisory fees for the fiscal years ended July 31, 2012, July 31, 2011 and July 31, 2010 amounted to $4,516,240, $4,087,039 and $2,979,454, respectively.

            Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors at meetings held on May 1-3, 2012.


U.S. STRATEGIC RESEARCH


            Effective as of December 23, 2009, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .75 of 1% of the first $2.5 billion, .65 of 1% of the excess over $2.5 billion up to $5 billion and .60 of 1% of the excess over $5 billion of the Fund's average daily net assets. For the fiscal years ended June 30, 2012, June 30, 2011 and fiscal period ended June 30, 2010 the Adviser did not receive fees from the Fund. Pursuant to an expense limitation agreement, the Adviser waived and/or reimbursed for the fiscal years ended June 30, 2012, June 30, 2011 and fiscal period ended June 30, 2010 fees of $297,693, $319,708, and 239,152, respectively. The Adviser has contractually agreed for the period from the effective date of the Fund's Prospectus to the effective date of the subsequent Prospectus incorporating the Fund's annual financial statements (the "Period"), to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.35%, 2.05% and 1.05% of average daily net assets
(excluding Acquired Fund Fees and Expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses), respectively, for Class A, Class C and Advisor Class shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period.

            Most recently, continuance of the Advisory Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors at their meetings held on May 1-3, 2012.


GLOBAL THEMATIC GROWTH FUND


            Effective as of September 7, 2004, the Fund has contractually agreed to pay a quarterly fee to the Adviser equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.75% of the first $2.5 billion; 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion; and 1/4 of 0.60% of the excess over $5 billion. For the fiscal years of the Fund ended July 31, 2012, July 31, 2011 and July 31, 2010, the Adviser received from the Fund advisory fees of $6,904,545, $9,410,299 and $8,625,332, respectively.

            Most recently, continuance of the Advisory Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors at their meetings held on May 1-3, 2012.


INTERNATIONAL GROWTH


            Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended June 30, 2012, June 30, 2011 and June 30, 2010, the Adviser received from the Fund advisory fees of $7,660,640, $12,478,215, and $14,394,558, respectively.
The Adviser has contractually agreed for the period from the effective date of the Fund's Prospectus to the effective date of the subsequent Prospectus incorporating the Fund's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.65%, 2.35%, 2.35%, 1.85%, 1.60%, 1.35% and 1.35% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period.

            Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board of Directors at their meetings held on May 1-3, 2012.


INTERNATIONAL DISCOVERY EQUITY


            Effective as of October 26, 2010, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1% of the first $1 billion, .95 of 1% of the excess over $1 billion up to $2 billion, .90 of 1% of the excess over $2 billion up to $3 billion and .85 of 1% of the excess over $3 billion of the average daily net assets of the Fund. For the fiscal year ended June 30, 2012 and fiscal period ended June 30, 2011 the Adviser did not receive fees from the Fund. Pursuant to an expense limitation agreement the Adviser waived and/or reimbursed for the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011 fees of $376,201 and $325,839, respectively. The Adviser has contractually agreed for the current fiscal year and thereafter as disclosed below to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.55%, 2.25%, 1.75%, 1.50%, 1.25% and 1.25% of average daily net assets (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses), respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2013, the end of the current fiscal year and extends thereafter to November 1, 2013. The fee waiver and/or expense reimbursement agreement automatically extends each subsequent year unless the Adviser provides notice of its intent not to extend this agreement to the Fund at least 60 days prior to the effective date of the Prospectus incorporating the Fund's annual financial statements for a subsequent fiscal year. Fees waived and expenses borne by the Adviser are subject to reimbursement until October 26, 2013. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the total expense amount set forth above for each class or cause the total of payments to exceed the Fund's total initial offering expenses.

            Most recently, continuance of the Fund's Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board, at its meetings held on May 1-3, 2012.



INTERNATIONAL FOCUS 40

            The Fund's Advisory Agreement was effective as of July 6, 2011. The Advisory Agreement provides that it will continue in effect for two years from its effective date and thereafter from year to year provided that it is specifically approved as described above.

            Under the Advisory Agreement, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1% of the first $1 billion, .95 of 1% of the excess over $1 billion up to $2 billion, .90 of 1% of the excess over $2 billion up to $3 billion and .85 of 1% of the excess over $3 billion of the average daily net assets of the Fund. For the fiscal period ended June 30, 2012 the Adviser did not receive fees from the Fund. Pursuant to an expense limitation agreement the Adviser waived and/or reimbursed fees of $497,405 for the fiscal period ended June 30, 2012. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.55%, 2.25%, 1.75%, 1.50%, 1.25% and 1.25% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2014. Fees waived and expenses borne by the Adviser are subject to reimbursement until July 6, 2014. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the total expense amount set forth above for each class or cause the total of payments to exceed the Fund's total initial offering expenses.



ALL FUNDS


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc. AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc., are referred to collectively below as the "AllianceBernstein Funds".



Board of Directors Information
------------------------------


            The Boards are comprised of the same Directors/Trustees ("Directors") for all Funds. Certain information concerning the Directors is set forth below.


                                                                         PORTFOLIOS         OTHER PUBLIC
                                                                         IN ALLIANCE        COMPANY
                                                                         BERNSTEIN          DIRECTORSHIPS
                                                                         FUND               HELD
                                             PRINCIPAL                   COMPLEX            BY TRUSTEE
NAME, ADDRESS,*                              OCCUPATION(S)               OVERSEEN           OR DIRECTOR
AGE                                          DURING PAST FIVE            BY TRUSTEE         IN THE PAST
AND (YEAR ELECTED**)                         YEARS OR LONGER             OR DIRECTOR        FIVE YEARS
--------------------                         ----------------            ------------       ------------
INDEPENDENT DIRECTORS

Chairman of the Board
William H. Foulk, Jr., +, +++                Investment Adviser and an       100             None
80                                           Independent Consultant
(1992 - Large Cap Growth, Discovery Growth,  since prior to 2007.
Small Cap Growth, Global Thematic Growth)    Previously, he was Senior
(1994 - International Growth)                Manager of Barrett
(1998 - Growth Fund)                         Associates, Inc., a
(2009 - U.S. Strategic Research)             registered investment
(2010 - International Discovery Equity)      adviser.  He was formerly
(2011 - International Focus 40)              Deputy Comptroller and
                                             Chief Investment Officer
                                             of the State of New York
                                             and, prior thereto, Chief
                                             Investment Officer of the
                                             New York Bank for Savings.
                                             He has served as a
                                             director or trustee of
                                             various AllianceBernstein
                                             Funds since 1983 and has
                                             been Chairman of the
                                             AllianceBernstein Funds
                                             and of the Independent
                                             Directors Committee of
                                             such Funds since 2003.

John H. Dobkin, +++                          Independent Consultant          100             None
70                                           since prior to 2007.
(1992 - Large Cap Growth, Discovery Growth)  Formerly, President of
(1994 - Small Cap Growth, International      Save Venice, Inc.
Growth)                                      (preservation
(1999 - Growth Fund)                         organization) from
(2005 - Global Thematic Growth)              2001-2002, Senior Advisor
(2009 - U.S. Strategic Research)             from June 1999-June 2000
(2010 - International Discovery Equity)      and President of Historic
(2011 - International Focus 40)              Hudson Valley (historic
                                             preservation) from
                                             December 1989-May 1999.
                                             Previously, Director of
                                             the National Academy of
                                             Design. He has served as a
                                             director or trustee of
                                             various AllianceBernstein
                                             Funds since 1992.

Michael J. Downey, +++                       Private Investor since          100             Asia Pacific Fund,
68                                           prior to 2007.  Formerly,                       Inc. and The Merger
(2005 - Growth Fund, Large Cap Growth,       managing partner of                             Fund since prior to
Discovery Growth, Small Cap Growth, Global   Lexington Capital, LLC                          2007 and Prospect
Thematic Growth, International Growth)       (investment advisory firm)                      Acquisition Corp.
(2009 - U.S. Strategic Research)             from December 1997 until                        (financial services)
(2010 - International Discovery)             December 2003.  From 1987                       from 2007 until 2009
(2011 - International Focus 40)              until 1993, Chairman and
                                             CEO of Prudential Mutual
                                             Fund Management, director
                                             of the Prudential mutual
                                             funds, and member of the
                                             Executive Committee of
                                             Prudential Securities Inc.
                                             He has served as a
                                             director or trustee of the
                                             AllianceBernstein Funds
                                             since 2005.

D. James Guzy, +++                           Chairman of the Board of        100             Cirrus Logic
76                                           PLX Technology                                  Corporation
(1982 - Global Thematic Growth)              (semi-conductors) and of                        (semi-conductors) and
(2005 - Growth Fund, Large Cap               SRC Computers Inc., with                        PLX Technology
Growth, Discovery Growth,                    which he has been                               (semi-conductors)
Small Cap Growth,                            associated since prior to                       since prior to 2007
International Growth)                        2007.  He was a director                        and Intel Corporation
(2009 - U.S. Strategic Research)             of Intel Corporation                            (semi-conductors)
(2010 - International Discovery Equity)      (semi-conductors) from                          since prior to 2007
(2011 - International Focus 40)              1969 until 2008, and                            until 2008
                                             served as Chairman of the
                                             Finance Committee of such
                                             company for several years
                                             until May 2008. He has
                                             served as a director or
                                             trustee of one or more of
                                             the AllianceBernstein
                                             Funds since 1982.

Nancy P. Jacklin, ++, +++                    Professorial Lecturer at        100             None
64                                           the Johns Hopkins School
(2006 - Growth Fund, Large Cap Growth,       of Advanced International
Discovery Growth,  Small Cap Growth, Global  Studies since 2008.
Thematic Growth, International Growth)       Formerly, U.S. Executive
(2009 - U.S. Strategic Research)             Director of the
(2010 - International Discovery Equity)      International Monetary
(2011 - International Focus 40)              Fund (December 2002-May
                                             2006); Partner, Clifford
                                             Chance (1992-2002); Sector
                                             Counsel, International
                                             Banking and Finance, and
                                             Associate General Counsel,
                                             Citicorp (1985-1992);
                                             Assistant General Counsel
                                             (International), Federal
                                             Reserve Board of Governors
                                             (1982-1985); and Attorney
                                             Advisor, U.S. Department
                                             of the Treasury
                                             (1973-1982).  Member of
                                             the Bar of the District of
                                             Columbia and of New York;
                                             and member of the Council
                                             on Foreign Relations. She
                                             has served as a director
                                             or trustee of the
                                             AllianceBernstein Funds
                                             since 2006.

Garry L. Moody, +++                          Independent Consultant.            100                  None
60                                           Formerly, Partner,
(2008 - Growth Fund, Large Cap Growth,       Deloitte & Touche LLP
Discovery Growth, Small Cap Growth, Global   (1995-2008) where he held
Thematic Growth, International Growth,       a number of senior
International Discovery Equity)              positions, including Vice
(2009 - U.S. Strategic Research)             Chairman, and U.S. and
(2011 - International Focus 40)              Global Investment
                                             Management Practice
                                             Managing Partner;
                                             President, Fidelity
                                             Accounting and Custody
                                             Services Company
                                             (1993-1995); and Partner,
                                             Ernst & Young LLP
                                             (1975-1993), where he
                                             served as the National
                                             Director of Mutual Fund
                                             Tax Services. He has
                                             served as a director or
                                             trustee, and as Chairman
                                             of the Audit Committee, of
                                             the AllianceBernstein
                                             Funds since 2008.

Marshall C. Turner, Jr., +++                 Private Investor since          100             Xilinx, Inc.
71                                           prior to 2007. Interim CEO                      (programmable logic
(1992 - Global Thematic Growth)              of MEMC Electronic                              semi-conductors)
(2005 - Growth Fund, Large Cap Growth,       Materials, Inc.                                 and MEMC Electronic
Discovery Growth, Small Cap Growth,          (semi-conductor and solar                       Materials, Inc. (semi-
International Growth)                        cell substrates) from                           conductor and solar
(2009 - U.S. Strategic Research)             November 2008 until March                       cell substrates) since
(2010 - International Discovery Equity)      2009.  He was Chairman and                      prior to 2007
(2011 - International Focus 40)              CEO of Dupont Photomasks,
                                             Inc. (components of
                                             semi-conductor
                                             manufacturing), 2003-2005,
                                             and President and CEO,
                                             2005-2006, after the
                                             company was acquired and
                                             renamed Toppan Photomasks,
                                             Inc. He has served as a
                                             director or trustee of one
                                             or more of the
                                             AllianceBernstein Funds
                                             since 1992.

Earl D. Weiner, +++                          Of Counsel, and Partner         100             None
73                                           prior to January 2007, of
(2007 - Growth Fund, Large Cap Growth,       the law firm Sullivan &
Discovery Growth, Small Cap Growth, Global   Cromwell LLP and member of
Thematic Growth, International Growth)       ABA Federal Regulation of
(2009 - U.S. Strategic Research)             Securities Committee Task
(2010 - International Discovery Equity)      Force to draft editions of
(2011 - International Focus 40)              the Fund Director's
                                             Guidebook. He has served
                                             as a director or trustee
                                             of the AllianceBernstein
                                             Funds since 2007 and is
                                             Chairman of the Governance
                                             and Nominating Committees
                                             of the Funds.

INTERESTED DIRECTOR

Robert M. Keith, #                           Senior Vice President of        100             None
52                                           the Adviser and head of
(2010 - Growth Fund, Large Cap Growth,       AllianceBernstein
Discovery Growth, Small Cap Growth, U.S.     Investments, Inc.
Strategic Research, Global Thematic Growth,  ("ABI")## since July 2008;
International Growth, International          Director of ABI and
Discovery Equity)                            President of the
(2011 - International Focus 40)              AllianceBernstein Mutual
                                             Funds.  Previously, he
                                             served as Executive
                                             Managing Director of ABI
                                             from December 2006 to June
                                             2008.  Prior to joining
                                             ABI in 2006, Executive
                                             Managing Director of
                                             Bernstein Global Wealth
                                             Management, and prior
                                             thereto, Senior Managing
                                             Director and Global Head
                                             of Client Service and
                                             Sales of the Adviser's
                                             institutional investment
                                             management business since
                                             2004.  Prior thereto,
                                             Managing Director and Head
                                             of North American Client
                                             Service and Sales in the
                                             Adviser's institutional
                                             investment management
                                             business.

---------------

* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Funds' Directors.
+     Member of the Fair Value Pricing Committee.
++ Member of the Fair Value Pricing Committee for the AllianceBernstein Growth Fund only.
+++ Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

# Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.
##    The Adviser and ABI are affiliates of the Funds.


            The management of the business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.


            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Officer (who is also the Fund's chief compliance officer), independent registered public accounting firm, and counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

            Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

            Board Committees. Each Fund's Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


            The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committee of Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth, International Discovery Equity and International Focus 40 each met twice during the Funds' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Global Thematic Growth, U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 each met four times during the Funds' most recently completed fiscal year.


            The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, the candidate's ability to qualify as an Independent Director or Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.


            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee of the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Growth, International Discovery Equity and International Focus 40 did not meet during the Funds' most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Global Thematic Growth and International Growth each met eight times during the Funds' most recently completed fiscal year. The Independent Directors Committee of U.S. Strategic Research, International Discovery Equity and International Focus 40 each met seven times during the Fund's most recently completed fiscal year.

            The dollar range of each Fund's securities owned by each Director or Trustee and the aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Director are set forth below.



                            DOLLAR RANGE             DOLLAR RANGE           DOLLAR RANGE           DOLLAR RANGE
                            OF EQUITY                OF EQUITY              OF EQUITY              OF EQUITY
                            SECURITIES IN            SECURITIES IN          SECURITIES IN          SECURITIES IN
                            THE GROWTH               LARGE CAP              DISCOVERY              SMALL CAP
                            FUND AS OF               GROWTH AS OF           GROWTH AS OF           GROWTH AS OF
                            DECEMBER 31, 2011        DECEMBER 31, 2011      DECEMBER 31, 2011      DECEMBER 31, 2011
                            -----------------        -----------------      -----------------      -----------------
John H. Dobkin                 None                  $10,001-$50,000        $10,001-$50,000        None
Michael J. Downey              None                  None                   $10,001-$50,000        None
William H. Foulk, Jr.          $1-$10,000            $10,001-$50,000        $10,001-$50,000        $10,001-$50,000
D. James Guzy                  None                  None                   None                   None
Nancy P. Jacklin               None                  None                   $10,001-$50,000        None
Robert M. Keith                None                  None                   None                   None
Garry L. Moody                 None                  $10,001-$50,000        $50,001-$100,000       None
Marshall C. Turner, Jr.        None                  None                   $50,001-$100,000       None
Earl D. Weiner                 None                  $1-$10,000             $1-$10,000             None

                            DOLLAR RANGE             DOLLAR RANGE           DOLLAR RANGE
                            OF EQUITY                OF EQUITY              OF EQUITY
                            SECURITIES IN            SECURITIES IN          SECURITIES IN
                            U.S. STRATEGIC           GLOBAL THEMATIC        INTERNATIONAL
                            RESEARCH AS OF           GROWTH AS OF           GROWTH AS OF
                            DECEMBER 31, 2011        DECEMBER 31, 2011      DECEMBER 31, 2011
                            -----------------        -----------------      -----------------
John H. Dobkin                 None                  $50,001-$100,000       None
Michael J. Downey              None                  $50,001-$100,000       None
William H. Foulk, Jr.          None                  $10,001-$50,000        $10,001-$50,000
D. James Guzy                  None                  None                   None
Nancy P. Jacklin               None                  None                   None
Robert M. Keith                None                  None                   None
Garry L. Moody                 None                  $10,001-$50,000        None
Marshall C. Turner, Jr.        None                  $50,001-$100,000       $10,001-$50,000
Earl D. Weiner                 None                  None                   $10,001-$50,000



                            DOLLAR RANGE
                            OF EQUITY                                       AGGREGATE DOLLAR
                            SECURITIES IN            DOLLAR RANGE OF        RANGE OF EQUITY
                            INTERNATIONAL            EQUITY SECURITIES      SECURITIES IN THE
                            DISCOVERY                IN INTERNATIONAL       ALLIANCEBERNSTEIN
                            EQUITY AS OF             FOCUS 40 AS OF         FUND COMPLEX AS OF
                            DECEMBER 31, 2011        DECEMBER 31, 2011      DECEMBER 31, 2011
                            -----------------        -----------------      -----------------
John H. Dobkin                 None                     None                Over $100,000
Michael J. Downey              None                     None                Over $100,000
William H. Foulk, Jr.          None                     None                Over $100,000
D. James Guzy                  None                     None                Over $100,000
Nancy P. Jacklin               None                     None                Over $100,000
Robert M. Keith                None                     None                      None
Garry L. Moody                 None                     None                Over $100,000
Marshall C. Turner, Jr.        None                     None                Over $100,000
Earl D. Weiner                 None                     None                Over $100,000


Officer Information
-------------------

            Certain information concerning each Fund's officers is set forth below.


NAME, ADDRESS,*              POSITION(S)                      PRINCIPAL OCCUPATION
AND AGE                      HELD WITH FUND                   DURING PAST FIVE YEARS
--------                     --------------                   ----------------------
All Funds
---------


Robert M. Keith,             President and Chief              See biography above.
52                           Executive Officer

Philip L. Kirstein,          Senior Vice President and        Senior Vice President and
67                           Independent Compliance           Independent Compliance Officer
                             Officer                          of the Funds in the
                                                              AllianceBernstein Fund Complex,
                                                              with which he has been associated
                                                              since October 2004.  Prior
                                                              thereto, he was Of Counsel to
                                                              Kirkpatrick & Lockhart, LLP
                                                              from October 2003 to October 2004,
                                                              and General Counsel of Merrill Lynch
                                                              Investment Managers, L.P. since
                                                              prior to March 2003.

Emilie D. Wrapp,             Secretary                        Senior Vice President, Assistant
56                                                            General Counsel and Assistant
                                                              Secretary of ABI,** with which she
                                                              has been associated since prior
                                                              to 2007.

Joseph J. Mantineo,          Treasurer and Chief              Senior Vice President of
53                           Financial Officer                ABIS,** with which he has been
                                                              associated since prior to 2007.

Other Officers
--------------

Growth Fund
-----------

Frank V. Caruso,             Vice President                   Senior Vice President of the Adviser,**
56                                                            with which he has been associated since
                                                              prior to 2007.

John H. Fogarty,             Vice President Senior            Vice President of the Adviser,**
42                                                            with which he has been associated since
                                                              prior to 2007.

Komal Misra,                 Vice President                   Senior Vice President of the Adviser,**
45                                                            with which she has been associated since
                                                              prior to 2007.

Amy P. Raskin,               Vice President                   Senior Vice President of the Adviser,**
41                                                            with which she has been associated since
                                                              prior to 2007.

Douglas M. Wagner,           Vice President                   Senior Vice President of the Adviser** with
46                                                            which he has been associated since prior
                                                              to 2007.

David J. Wheeler,            Vice President                   Vice President of the Adviser** since
46                                                            2008. Prior thereto, he was the senior
                                                              energy research analyst at Neuberger
                                                              Berman since prior to 2007.

Vadim Zlotnikov,             Vice President                   Senior Vice President of the Adviser,**
50                                                            with which he has been associated since
                                                              prior to 2007.

Phyllis J. Clarke,           Controller                       Vice President of ABIS,** with which she
51                                                            has been associated since prior to 2007.

Large Cap Growth
----------------

Frank V. Caruso,             Vice President                   See above.
56

Vincent C. DuPont,           Vice President                   Senior Vice President of the Adviser,**
50                                                            with which he has been associated since
                                                              prior to 2007.

John H. Fogarty,             Vice President                   See above.
42

Phyllis J. Clarke,           Controller                       See above.
51

Discovery Growth
----------------

Bruce K. Aronow,             Vice President                   Senior Vice President of the Adviser,**
46                                                            with which he has been associated since
                                                              prior to 2007.

N. Kumar Kirpalani,          Vice President                   Senior Vice President of the Adviser,**
58                                                            with which he has been associated since
                                                              prior to 2007.

Samantha S. Lau,             Vice President                   Senior Vice President of the Adviser,**
40                                                            with which she has been associated since
                                                              prior to 2007.

Wen-Tse Tseng,               Vice President                   Senior Vice President of the Adviser,**
46                                                            with which he has been associated since
                                                              prior to 2007.

Stephen M. Woetzel,          Controller                       Vice President of ABIS,** with which he
40                                                            has been associated since prior to 2007.

Small Cap Growth
----------------

Bruce K. Aronow,             Senior Vice President            See above.
46

N. Kumar Kirpalani,          Vice President                   See above.
58

Samantha S. Lau,             Vice President                   See above.
40

Wen-Tse Tseng,               Vice President                   See above.
46

Phyllis J. Clarke,           Controller                       See above.
51

U.S. Strategic Research
-----------------------

Joseph G. Carson,            Senior Vice President            Senior Vice President of the Adviser,**
60                                                            with which he has been associated since
                                                              prior to 2007.

Amy P. Raskin,               Vice President                   See above.
41

Catherine D. Wood,           Vice President                   Senior Vice President of the Adviser,**
56                                                            with which she has been associated since
                                                              prior to 2007.

Vadim Zlotnikov,             Vice President                   See above.
50

Phyllis J. Clarke,           Controller                       See above.
51

Global Thematic Growth
----------------------

Joseph G. Carson,            Vice President                   See above.
60

Amy P. Raskin,               Vice President                   See above.
41

Catherine D. Wood,           Vice President                   See above.
56

Vadim Zlotnikov,             Vice President                   See above.
50

Phyllis J. Clarke,           Controller                       See above.
51

International Growth
--------------------

Robert Alster,               Vice President                   Senior Vice President of the Adviser,**
51                                                            with which he has been associated since
                                                              prior to 2007.

William A. Johnston,         Vice President                   Senior Vice President of
51                                                            AllianceBernstein Limited ("ABL")** and
                                                              Senior Vice President of the Adviser,**
                                                              with which he has been associated since
                                                              prior to 2007.

Daniel C. Roarty,            Vice President                   Senior Vice President of the Adviser**
40                                                            and Sector Head for the technology
                                                              sector of the Global International
                                                              Research Growth team, with which he has
                                                              been associated since May 2011. Prior
                                                              thereto, he was in research and
                                                              portfolio management at Nuveen
                                                              Investments since prior to 2007.

Tassos M. Stassopoulos,      Vice President                   Senior Vice President of the Adviser,**
44                                                            with which he has been associated since
                                                              November 2007.  Prior thereto, he was a
                                                              Managing Director since 2005 and a
                                                              senior analyst and sector head for Pan
                                                              European Travel and Leisure coverage at
                                                              Credit Suisse since prior to 2007.

Christopher M. Toub,         Vice President                   Senior Vice President of the Adviser,**
53                                                            with which he has been associated since
                                                              prior to 2007.

Phyllis J. Clarke,           Controller                       See above.
51

International Discovery Equity
------------------------------

Liliana C. Dearth,           Vice President                   Senior Vice President of the Adviser,**
43                                                            with which she has been associated since
                                                              prior to 2007.

Phyllis J. Clarke,           Controller                       See above.
51

International Focus 40
----------------------

Laurent Saltiel,             Vice President                   Senior Vice President of the Adviser,**
42                                                            with which he has been associated since
                                                              June 2010.  Prior thereto, he was
                                                              associated with Janus Capital as a
                                                              portfolio manager since prior to 2007.

Phyllis J. Clarke,           Controller                       See above.
51
-------------------


* The address for each of the Funds' Officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI, ABIS and ABL are affiliates of the Funds.



            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to each of the Directors by each Fund for the fiscal year ended June 30, 2012 or July 31, 2012, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2011 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director, are set forth below. Neither the Funds nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors. Each of the Directors is a director of one or more other registered investment companies in the AllianceBernstein Fund Complex.




                            Aggregate       Aggregate      Aggregate        Aggregate
                            Compensation    Compensation   Compensation     Compensation
Name of Trustee or          from the        from Large     from Discovery   from Small
Director                    Growth Fund     Cap Growth     Growth           Cap Growth
------------------          ------------    ------------   --------------   ------------
John H. Dobkin                $ 6,075         $ 6,075        $ 6,075          $  893
Michael J. Downey             $ 6,075         $ 6,075        $ 6,075          $  893
William H. Foulk, Jr.         $11,470         $11,470        $11,470          $1,607
D. James Guzy                 $ 4,610         $ 4,610        $ 4,610          $  600
Nancy P. Jacklin              $ 6,075         $ 6,075        $ 6,075          $  893
Robert M. Keith               $     0         $     0        $     0          $    0
Garry L. Moody                $ 6,750         $ 6,750        $ 6,750          $  982
Marshall C. Turner, Jr.       $ 6,075         $ 6,075        $ 6,075          $  893
Earl D. Weiner                $ 6,509         $ 6,509        $ 6,509          $  950


                            Aggregate       Aggregate      Aggregate
                            Compensation    Compensation   Compensation
                            from U.S.       from Global    from
Name of Trustee or          Strategic       Thematic       International
Director                    Research        Growth         Growth
------------------          ------------    ------------   -------------
John H. Dobkin                $  893          $ 6,075        $ 6,075
Michael J. Downey             $  893          $ 6,075        $ 6,075
William H. Foulk, Jr.         $1,607          $11,470        $11,470
D. James Guzy                 $  600          $ 4,610        $ 4,610
Nancy P. Jacklin              $  893          $ 6,075        $ 6,075
Robert M. Keith               $    0          $     0        $     0
Garry L. Moody                $  982          $ 6,750        $ 6,750
Marshall C. Turner, Jr.       $  893          $ 6,075        $ 6,075
Earl D. Weiner                $  950          $ 6,510        $ 6,510



                             Aggregate Compensation    Aggregate Compensation
Name of Trustee              from International        from International
or Director                  Discovery Equity          Focus 40
---------------              ----------------------    ----------------------
John H. Dobkin                       $  893                     $171
Michael J. Downey                    $  893                     $171
William H. Foulk, Jr.                $1,606                     $323
D. James Guzy                        $  600                     $171
Nancy P. Jacklin                     $  893                     $171
Robert M. Keith                      $    0                     $  0
Garry L. Moody                       $  981                     $190
Marshall C. Turner, Jr.              $  893                     $171
Earl D. Weiner                       $  950                     $183


                                                  Total Number
                                                  of Registered Investment
                                                  Companies in the           Total Number of
                                                  AllianceBernstein          Investment Portfolios
                                                  Fund Complex,              within the Alliance-
                           Total Compensation     including the              Bernstein Fund
                           from the               Fund, as to which          Complex, including the
                           AllianceBernstein      the Trustee                Fund, as to which the
Name of Trustee            Fund Complex,          or Director is a           Trustee or Director is a
or Director                including the Funds    Director or Trustee        Director or Trustee
---------------            -------------------    ------------------------   ------------------------
John H. Dobkin                 $252,000                    31                          100
Michael J. Downey              $252,000                    31                          100
William H. Foulk, Jr.          $493,700                    31                          100
D. James Guzy                  $252,000                    31                          100
Nancy P. Jacklin               $252,000                    31                          100
Robert M. Keith                $      0                    31                          100
Garry L. Moody                 $280,000                    31                          100
Marshall C. Turner, Jr.        $252,000                    31                          100
Earl D. Weiner                 $270,000                    31                          100



            As of October 5, 2012, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Fund, except with respect to International Focus 40 and International Discovery Equity, in which the Directors and officers as a group owned 1.33% and 2.08%, respectively, of the Funds' shares.


Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

GROWTH FUND
-----------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's Investment Advisory Members. Frank V. Caruso, Amy P. Raskin and Vadim Zlotnikov are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

----------------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2012 are set forth below.


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)

                Frank V. Caruso                     None
                Amy P. Raskin                       None
                Vadim Zlotnikov                     None

--------
(2) The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").





            As of July 31, 2012, employees of the Adviser had approximately $2,256,925 invested in shares of the Fund and approximately $118,751,218 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2012.



-----------------------------------------------------------------------------------------------------------
                                            REGISTERED INVESTMENT COMPANIES
                                                  (excluding the Fund)
-----------------------------------------------------------------------------------------------------------



                                                                    Number of            Total Assets of
                                                                    Registered           Registered
                           Total Number       Total Assets of       Investment           Investment
                           of Registered      Registered            Companies            Companies
                           Investment         Investment            Managed with         Managed
                           Companies          Companies             Performance-         with Performance-
Portfolio Manager          Managed            Managed               based Fees           based Fees
-----------------------------------------------------------------------------------------------------------


Frank V. Caruso                 12            $ 6,720,000,000            6               $ 3,360,000,000
Amy P. Raskin                   25            $ 5,078,000,000           13               $ 2,931,000,000
Vadim Zlotnikov                131            $21,175,000,000           66               $10,980,000,000
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                         OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------------------------


                                                                    Number of            Total Assets of
                                                                    Other Pooled         Other Pooled
                           Total Number of    Total Assets of       Investment           Investment
                           Other Pooled       Other Pooled          Vehicles             Vehicles
                           Investment         Investment            Managed with         Managed with
                           Vehicles           Vehicles              Performance-         Performance-
Portfolio Manager          Managed            Managed               based Fees           based Fees
-----------------------------------------------------------------------------------------------------------

Frank V. Caruso                  3            $   83,000,000            None                 None
Amy P. Raskin                   58            $4,904,000,000             1               $61,000,000
Vadim Zlotnikov                122            $6,787,000,000             2               $77,000,000
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------


                                                                                        Total Assets of
                                              Total Assets          Number of Other     Other Accounts
                           Total Number of    of Other              Accounts Managed    Managed with
                           Other Accounts     Accounts              with Performance-   Performance-
Portfolio Manager          Managed            Managed               based Fees          based Fees
-----------------------------------------------------------------------------------------------------------

Frank V. Caruso               23,342          $2,188,000,000             None               None
Amy P. Raskin                    130          $1,899,000,000             None               None
Vadim Zlotnikov               28,666          $8,985,000,000               3             $75,000,000
-----------------------------------------------------------------------------------------------------------




LARGE CAP GROWTH
----------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Frank
V. Caruso, Vincent C. DuPont and John H. Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2012 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)


                 Frank V. Caruso                         None
                 Vincent C. DuPont                       None
                 John H. Fogarty                         None

--------
(3) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.


            As of July 31, 2012, employees of the Adviser had approximately $3,035,497 invested in shares of the Fund and approximately $118,751,218 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2012.



-----------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                            (excluding the Fund)
-----------------------------------------------------------------------------------------------------------


                                                                    Number of
                                                                    Registered            Total Assets of
                           Total Number        Total Assets         Investment            Registered
                           of Registered       of Registered        Companies             Investment
                           Investment          Investment           Managed with          Companies Managed
                           Companies           Companies            Performance-          with Performance-
Portfolio Manager          Managed             Managed              based Fees            based Fees
-----------------------------------------------------------------------------------------------------------

Frank V. Caruso                12              $6,720,000,000            6                 $3,360,000,000
Vincent C. DuPont               8              $5,418,000,000            4                 $2,709,000,000
John H. Fogarty                14              $6,766,000,000            7                 $3,383,000,000
-----------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------
                                        OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------------------------


                                                                    Number of
                                                                    Other Pooled           Total Assets of
                           Total Number of     Total Assets of      Investment             Other Pooled
                           Other Pooled        Other Pooled         Vehicles               Investment Vehicles
                           Investment          Investment           Managed with           Managed with
                           Vehicles            Vehicles             Performance-           Performance-
Portfolio Manager          Managed             Managed              based Fees             based Fees
-----------------------------------------------------------------------------------------------------------

Frank V. Caruso                 3               $83,000,000             None                    None
Vincent C. DuPont              None                None                 None                    None
John H. Fogarty                 1               $2,000,000                7                $3,383,000,000
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------


                                                                                           Total Assets of
                                               Total Assets         Number of Other        Other Accounts
                           Total Number of     of Other             Accounts Managed       Managed with
                           Other Accounts      Accounts             with Performance-      Performance-
Portfolio Manager          Managed             Managed              based Fees             based Fees
-----------------------------------------------------------------------------------------------------------

Frank V. Caruso               23,342           $2,188,000,000            None                   None
Vincent C. DuPont                  8           $  237,000,000            None                   None
John H. Fogarty                   10           $  371,000,000            None                   None
-----------------------------------------------------------------------------------------------------------




DISCOVERY GROWTH
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small/Mid Cap Growth Investment Team. Bruce
K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2012 are set forth below.



                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(4)


                Bruce K. Aronow                   None
                N. Kumar Kirpalani                None(5)
                Samantha S. Lau                   None
                Wen-Tse Tseng                     None(6)


----------------

(4) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.


(5) For information presented as of the fiscal year ended July 31, 2012, with respect to Mr. Kirpalani, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.

(6) For information presented as of the fiscal year ended July 31, 2012, with respect to Mr. Tseng, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.

            As of July 31, 2012, employees of the Adviser had approximately $2,207,727 invested in shares of the Fund and approximately $118,751,218 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2012.



-----------------------------------------------------------------------------------------------------------
                                      REGISTERED INVESTMENT COMPANIES
                                            (excluding the Fund)
-----------------------------------------------------------------------------------------------------------


                                                                    Number of
                                                                    Registered            Total Assets of
                           Total Number of     Total Assets of      Investment            Registered
                           Registered          Registered           Companies             Investment
                           Investment          Investment           Managed with          Companies Managed
                           Companies           Companies            Performance-          with Performance-
Portfolio Manager          Managed             Managed              based Fees            based Fees
-----------------------------------------------------------------------------------------------------------

Bruce K. Aronow                65              $7,310,000,000            33                $4,118,000,000
N. Kumar Kirpalani             61              $7,113,000,000            31                $4,020,000,000
Samantha S. Lau                61              $7,113,000,000            31                $4,020,000,000
Wen-Tse Tseng                  61              $7,113,000,000            31                $4,020,000,000
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                        OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------------------------


                                                                    Number of Other
                                                                    Pooled                Total Assets of
                                                                    Investment            Other Pooled
                           Total Number of     Total Assets of      Vehicles              Investment Vehicles
                           Other Pooled        Other Pooled         Managed with          Managed with
                           Investment          Investment Vehicles  Performance-          Performance-
Portfolio Manager          Vehicles Managed    Managed              based Fees            based Fees
-----------------------------------------------------------------------------------------------------------
Bruce K. Aronow                 52             $157,000,000             None                    None
N. Kumar Kirpalani              51             $155,000,000             None                    None
Samantha S. Lau                 51             $155,000,000             None                    None
Wen-Tse Tseng                   52             $155,000,000             None                    None
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------

                                                                                          Total Assets of
                                                                    Number of Other       Other Accounts
                           Total Number of     Total Assets of      Accounts Managed      Managed with
                           Other Accounts      Other Accounts       with Performance-     Performance-
Portfolio Manager          Managed             Managed              based Fees            based Fees
-----------------------------------------------------------------------------------------------------------
Bruce K. Aronow                  30            $1,907,000,000             3               $324,000,000
N. Kumar Kirpalani               28            $1,773,000,000             3               $324,000,000
Samantha S. Lau                  28            $1,773,000,000             3               $324,000,000
Wen-Tse Tseng                    28            $1,773,000,000             3               $324,000,000
-----------------------------------------------------------------------------------------------------------


SMALL CAP GROWTH
-----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small Cap Growth Investment Team. Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2012 are set forth below.


               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(7)

                      Bruce K. Aronow                  None(8)
                      N. Kumar Kirpalani               None(9)
                      Samantha S. Lau                  None
                      Wen-Tse Tseng                    None(10)

--------
(7) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.


(8)       For information presented as of the fiscal year ended July 31, 2012, with respect to Mr. Aronow, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $100,001-$500,000.

(9)       For information presented as of the fiscal year ended July 31, 2012, with respect to Mr. Kirpalani, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.

(10) For information presented as of the fiscal year ended July 31, 2012, with respect to Mr. Tseng, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.

            As of July 31, 2012, employees of the Adviser had approximately $3,031,545 invested in shares of the Fund and approximately $118,751,218 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2012.


-----------------------------------------------------------------------------------------------------------
                                      REGISTERED INVESTMENT COMPANIES
                                            (excluding the Fund)
-----------------------------------------------------------------------------------------------------------
                                                                      Number of            Total Assets of
                                                                      Registered           Registered
                          Total Number of     Total Assets of         Investment           Investment
                          Registered          Registered              Companies            Companies
                          Investment          Investment              Managed with         Managed with
                          Companies           Companies               Performance-         Performance-
Portfolio Manager         Managed             Managed                 based Fees           based Fees
-----------------------------------------------------------------------------------------------------------

Bruce K. Aronow               65              $7,474,000,000               33              $4,118,000,000
N. Kumar Kirpalani            61              $7,277,000,000               31              $4,020,000,000
Samantha S. Lau               61              $7,277,000,000               31              $4,020,000,000
Wen-Tse Tseng                 61              $7,277,000,000               31              $4,020,000,000
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                     OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------------------------


                                                                      Number of Other      Total Assets of
                                                                      Pooled               Other Pooled
                                                                      Investment           Investment
                          Total Number of     Total Assets of         Vehicles             Vehicles
                          Other Pooled        Other Pooled            Managed with         Managed with
                          Investment          Investment              Performance-         Performance-
Portfolio Manager         Vehicles Managed    Vehicles Managed        Based Fees           Based Fees
-----------------------------------------------------------------------------------------------------------

Bruce K. Aronow                52               $157,000,000               None                 None
N. Kumar Kirpalani             51               $155,000,000               None                 None
Samantha S. Lau                51               $155,000,000               None                 None
Wen-Tse Tseng                  51               $155,000,000               None                 None
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                              OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------


                                                                                           Total Assets of
                                              Total Assets of         Number of Other      Other Accounts
                          Total Number of     Other                   Accounts Managed     Managed with
                          Other Accounts      Accounts                with Performance-    Performance-
Portfolio Manager         Managed             Managed                 based Fees           based Fees
-----------------------------------------------------------------------------------------------------------

Bruce K. Aronow                 30            $1,907,000,000               3               $324,000,000
N. Kumar Kirpalani              28            $1,773,000,000               3               $324,000,000
Samantha S. Lau                 28            $1,773,000,000               3               $324,000,000
Wen-Tse Tseng                   28            $1,773,000,000               3               $324,000,000
-----------------------------------------------------------------------------------------------------------


U.S. STRATEGIC RESEARCH
-----------------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Strategic Research Investment Team. Joseph
G. Carson, Amy P. Raskin, Catherine D. Wood and Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2012 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

                     Joseph G. Carson                  None
                     Amy P. Raskin                     None
                     Catherine D. Wood                 None
                     Vadim Zlotnikov                   None


            As of June 30, 2012, employees of the Adviser had approximately $118,422,119 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2012.



-----------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                            (excluding the Fund)
-----------------------------------------------------------------------------------------------------------

                                                                    Number of              Total Assets of
                           Total Number of                          Registered             Registered
                           Registered          Total Assets of      Investment Companies   Investment
                           Investment          Registered           Managed with           Companies Managed
                           Companies           Investment           Performance-           with Performance-
Portfolio Manager          Managed             Companies Managed    based Fees             based Fees
-----------------------------------------------------------------------------------------------------------

Joseph G. Carson                33              $ 4,326,000,000         None                     None
Amy P. Raskin                   12              $ 2,960,000,000         None                     None
Catherine D. Wood                8              $ 1,207,000,000         None                     None
Vadim Zlotnikov                 67              $11,040,000,000         None                     None
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                      OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------------------------

                                                                    Number of
                                                                    Other Pooled       Total Assets of
                           Total Number of     Total Assets of      Investment         Other Pooled
                           Other Pooled        Other Pooled         Vehicles           Investment Vehicles
                           Investment          Investment           Managed with       Managed with
                           Vehicles            Vehicles             Performance-       Performance-
Portfolio Manager          Managed             Managed              based Fees         based Fees
-----------------------------------------------------------------------------------------------------------

Joseph G. Carson                 46             $3,018,000,000          None               None
Amy P. Raskin                    58             $4,872,000,000           1             $60,000,000
Catherine D. Wood                33             $2,763,000,000          None               None
Vadim Zlotnikov                 123             $6,733,000,000           2             $76,000,000
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                  OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------
                                                                                            Total Assets of
                                                                    Number of Other         Other Accounts
                           Total Number of     Total Assets of      Accounts Managed        Managed with
                           Other Accounts      Other Accounts       with Performance-       Performance-
Portfolio Manager          Managed             Managed              based Fees              based Fees
-----------------------------------------------------------------------------------------------------------

Joseph G. Carson                133            $1,908,000,000            None                    None
Amy P. Raskin                   143            $2,527,000,000             3                  $411,000,000
Catherine D. Wood               122            $  575,000,000            None                    None
Vadim Zlotnikov              28,906            $9,549,000,000             5                  $462,000,000
-----------------------------------------------------------------------------------------------------------


GLOBAL THEMATIC GROWTH
----------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Thematic Growth Investment Team. Joseph G. Carson, Amy P. Raskin, Catherine D. Wood and Vadim Zlotnikov are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2012 are set forth below.


               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(11)

                 Joseph G. Carson                    None
                 Amy P. Raskin                  $50,001-100,000
                 Catherine D. Wood              Over $1,000,000
                 Vadim Zlotnikov                     None
--------
(11) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.


            As of July 31, 2012, employees of the Adviser had approximately $6,199,772 invested in shares of the Fund and approximately $118,751,218 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2012.


-----------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                            (excluding the Fund)
-----------------------------------------------------------------------------------------------------------


                                                                    Number of
                                                                    Registered           Total Assets of
                           Total Number of     Total Assets of      Investment           Registered
                           Registered          Registered           Companies            Investment
                           Investment          Investment           Managed with         Companies Managed
                           Companies           Companies            Performance-         with Performance-
Portfolio Manager          Managed             Managed              based Fees           based Fees
-----------------------------------------------------------------------------------------------------------

Joseph G. Carson               63              $ 7,778,000,000           32              $ 4,281,000,000
Amy P. Raskin                  25              $ 5,078,000,000           13              $ 2,431,000,000
Catherine D. Wood              17              $ 1,566,000,000            9              $ 1,175,000,000
Vadim Zlotnikov               131              $21,175,000,000           66              $10,980,000,000
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------------------------


                                                                     Number of Other     Total Assets of
                           Total Number of     Total Assets of       Pooled Investment   Other Pooled
                           Pooled              Other Pooled          Vehicles            Investment Vehicles
                           Investment          Investment            Managed with        Managed with
                           Vehicles            Vehicles              Performance-        Performance-
Portfolio Manager          Managed             Managed               based Fees          based Fees
-----------------------------------------------------------------------------------------------------------

Joseph G. Carson               46              $3,040,000,000             None                  None
Amy P. Raskin                  58              $4,904,000,000               1               $61,000,000
Catherine D. Wood              33              $2,772,000,000             None                  None
Vadim Zlotnikov               122              $6,787,000,000               2               $77,000,000
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                                OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------

                                                                                         Total Assets
                                                                    Number of Other      of Other
                           Total Number of     Total Assets of      Accounts Managed     Accounts Managed
                           Other Accounts      Other Accounts       with Performance-    with Performance-
Portfolio Manager          Managed             Managed              based Fees           based Fees
-----------------------------------------------------------------------------------------------------------


Joseph G. Carson                129            $2,072,000,000             None                 None
Amy P. Raskin                   130            $1,899,000,000             None                 None
Catherine D. Wood               118            $  570,000,000             None                 None
Vadim Zlotnikov              28,666            $8,985,000,000               2               $77,000,000
-----------------------------------------------------------------------------------------------------------




INTERNATIONAL GROWTH
--------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's International Growth sector heads, with oversight by the Adviser's International Growth Investment Advisory Members. Robert Alster, William A. Johnston, Daniel C. Roarty, Tassos Stassopoulos and Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2012 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(12)

                 Robert Alster                        None
                 William A. Johnston                  None
                 Daniel C. Roarty                     None
                 Tassos Stassopoulos                  None(13)
                 Christopher M. Toub                  None(14)

--------------------
(12) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.


(13) For information presented as of the fiscal year ended June 30, 2012, with respect to Mr. Stassopoulos, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.

(14) For information presented as of the fiscal year ended June 30, 2012, with respect to Mr. Toub, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $500,001-$1,000,000.


            As of June 30, 2012, employees of the Adviser had approximately $3,017,747 invested in shares of the Fund and approximately $118,422,119 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2012.


-----------------------------------------------------------------------------------------------------------
                                       REGISTERED INVESTMENT COMPANIES
                                            (excluding the Fund)
-----------------------------------------------------------------------------------------------------------


                                                                    Number of
                                                                    Registered              Total Assets
                            Total Number of    Total Assets of      Investment              of Registered
                            Registered         Registered           Companies               Investment
                            Investment         Investment           Managed with            Companies Managed
                            Companies          Companies            Performance-            with Performance-
Portfolio Manager           Managed            Managed              based Fees              based Fees
-----------------------------------------------------------------------------------------------------------

Robert Alster                     4            $  445,000,000           None                      None
William A. Johnston               3            $  437,000,000           None                      None
Daniel C. Roarty                  3            $  437,000,000           None                      None
Tassos Stassopoulos               3            $  437,000,000           None                      None
Christopher M. Toub              30            $4,473,000,000           None                      None
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------------------------


                            Total Number                            Number of Other      Total Assets of
                            of Other           Total Assets of      Pooled Investment    Other Pooled
                            Pooled             Other Pooled         Vehicles             Investment Vehicles
                            Investment         Investment           Managed with         Managed with
                            Vehicles           Vehicles             Performance-         Performance-
Portfolio Manager           Managed            Managed              based Fees           based Fees
-----------------------------------------------------------------------------------------------------------

Robert Alster                    26            $2,114,000,000              1                $60,000,000
William A. Johnston              26            $2,114,000,000              1                $60,000,000
Daniel C. Roarty                 25            $2,109,000,000              1                $60,000,000
Tassos Stassopoulos              25            $2,109,000,000              1                $60,000,000
Christopher M. Toub              90            $4,045,000,000              2                $76,000,000
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                             OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------


                                                                                            Total Assets of
                            Total Number       Total Assets         Number of Other         Other Accounts
                            of Other           of Other             Accounts Managed        Managed with
                            Accounts           Accounts             with Performance-       Performance-
Portfolio Manager           Managed            Managed              based Fees              based Fees
-----------------------------------------------------------------------------------------------------------

Robert Alster                    27            $2,611,000,000               3                  $411,000,000
William A. Johnston              27            $2,611,000,000               3                  $411,000,000
Daniel C. Roarty                 23            $2,087,000,000               3                  $411,000,000
Tassos Stassopoulos              23            $2,087,000,000               3                  $411,000,000
Christopher M. Toub              30            $2,674,000,000               4                  $445,000,000
-----------------------------------------------------------------------------------------------------------


INTERNATIONAL DISCOVERY EQUITY
-------------------------------


            The management of, and investment decisions for, the Fund's portfolio are made by Liliana C. Dearth, a Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2007. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2012 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

                  Liliana C. Dearth                   None(15)

--------
(15) As of October 5, 2012, Ms. Dearth's dollar range of equity securities in the Fund was $100,001 to $500,000.





            As of June 30, 2012, employees of the Adviser had approximately $118,422,119 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Portfolio Manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2012.


-----------------------------------------------------------------------------------------------------------
                                      REGISTERED INVESTMENT COMPANIES
                                            (excluding the Fund)
-----------------------------------------------------------------------------------------------------------


                                                                      Number of
                                                                      Registered         Total Assets of
                           Total Number                               Investment         Registered
                           of Registered     Total Assets of          Companies          Investment
                           Investment        Registered               Managed with       Companies Managed
                           Companies         Investment               Performance-       with Performance-
Portfolio Manager          Managed           Companies Managed        based Fees         based Fees
-----------------------------------------------------------------------------------------------------------

Liliana C. Dearth              None                 None                  None                 None
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                     OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------------------------


                                                                      Number of
                                                                      Other Pooled       Total Assets of
                           Total Number                               Investment         Other Pooled
                           of Other Pooled   Total Assets of          Vehicles           Investment
                           Investment        Other Pooled             Managed with       Vehicles Managed
                           Vehicles          Investment               Performance-       with Performance-
Portfolio Manager          Managed           Vehicles Managed         based Fees         based Fees
-----------------------------------------------------------------------------------------------------------
Liliana C. Dearth               None                None                 None                 None
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------


                                                                      Number of          Total Assets
                           Total Number                               Other Accounts     of Other
                           of Other          Total Assets             Managed with       Accounts Managed
                           Accounts          of Other                 Performance-       with Performance-
Portfolio Manager          Managed           Accounts Managed         based Fees         based Fees
-----------------------------------------------------------------------------------------------------------
Liliana C. Dearth               None                None                 None                 None
-----------------------------------------------------------------------------------------------------------






INTERNATIONAL FOCUS 40
----------------------

            Laurent Saltiel is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2012 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

                  Laurent Saltiel                   None


            As of June 30, 2012, employees of the Adviser had approximately $118,422,119 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Portfolio Manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2012.


-----------------------------------------------------------------------------------------------------------
                                      REGISTERED INVESTMENT COMPANIES
                                            (excluding the Fund)
-----------------------------------------------------------------------------------------------------------

                                                                      Number of          Total Assets of
                                                                      Registered         Registered
                           Total Number                               Investment         Investment
                           of Registered     Total Assets of          Companies          Companies
                           Investment        Registered               Managed with       Managed with
                           Companies         Investment               Performance-       Performance-
Portfolio Manager          Managed           Companies Managed        based Fees         based Fees
-----------------------------------------------------------------------------------------------------------

Laurent Saltiel                 26             $4,033,000,000             None                None
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                       OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------------------------

                                                                      Number of
                           Total Number                               Other Pooled       Total Assets of
                           of Other                                   Investment         Other Pooled
                           Pooled                                     Vehicles           Investment
                           Investment        Total Assets of Other    Managed with       Vehicles Managed
                           Vehicles          Pooled Investment        Performance-       with Performance-
Portfolio Manager          Managed           Vehicles Managed         based Fees         based Fees
-----------------------------------------------------------------------------------------------------------
Laurent Saltiel                62              $1,928,000,000             1                 $16,000,000
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                               OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------


                                                                      Number of          Total Assets of
                           Total Number                               Other Accounts     Other Accounts
                           of Other                                   Managed with       Managed with
                           Accounts          Total Assets of Other    Performance-       Performance-
Portfolio Manager          Managed           Accounts Managed         based Fees         based Fees
-----------------------------------------------------------------------------------------------------------
Laurent Saltiel                7               $587,000,000               1                $34,000,000
-----------------------------------------------------------------------------------------------------------




Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.


Portfolio Manager Compensation
------------------------------


            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. The Portfolio Managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management. The Portfolio Managers' annual compensation is comprised of the following:


            (i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.


            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to Portfolio Managers. Incentive compensation paid to a Portfolio Manager is determined subjectively based on qualitative and quantitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance, including measures of absolute, relative and risk-adjusted performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer time periods. There are no specific formulas used to determine this part of a Portfolio Manager's compensation and the compensation is not tied to any pre-determined or specified level of performance.

            The qualitative component of incentive compensation incorporates the investment professional's contributions to the investment process and Fund success. Among the important assets are: thought leadership, collaboration with other investment professionals at the Adviser, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals and being a good corporate citizen. Other factors that can play a part in determining investment professional compensation include complexity of investment strategies managed, volume of assets managed and experience.

            Incentive compensation is in the form of an annual cash bonus and awards under the Adviser's Incentive Compensation Award Plan ("deferred awards"). Deferred awards vest over a four-year period and are forfeited if the employee resigns and then competes with the Adviser. Deferred awards are in the form of restricted grants of the Adviser's Master Limited Partnership Units and award recipients have the ability to receive a portion of their awards (no more than half up to a certain cap) in deferred cash.

            (iii) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.



--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Arrangements
----------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, and for all Funds, its Class R shares and Class K shares, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Plan" and collectively the "Plans").


            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto the ("Qualified Directors") and by a majority of the entire Board at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plans for an additional term at meetings held on May 1-3, 2012.


            All material amendments to the Plans will become effective only upon approval as provided in the preceding paragraph, and the Plans may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Plan or Agreement, any party must give the other parties 60 days' written notice except that a Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that a Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.


            During the fiscal year ended July 31, 2012 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:



                                                           Percentage per annum
                                                           of the aggregate
                                Distribution services      average daily net
                                fees for expenditures      assets attributable
Fund                            payable to ABI             to Class A shares
----                            ---------------------      --------------------
Growth Fund                         $1,466,786                    .30%
Large Cap Growth                    $2,842,038                    .30%
Discovery  Growth                   $1,061,612                    .23%
Small Cap Growth                    $  637,694                    .27%
Global Thematic Growth              $2,059,647                    .30%
U.S. Strategic Research             $    9,349                    .30%
International Growth                $1,989,598                    .30%
International Discovery Equity      $      907                    .30%
International Focus 40              $       90                    .30%

            For the fiscal year ended July 31, 2012 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:



    Category of                                Large Cap       Discovery       Small Cap      U.S. Strategic
      Expense             Growth Fund          Growth          Growth          Growth         Research
    -----------           -----------          ---------       ---------       ---------      --------------
Advertising/
Marketing                      $5,295             $4,191            $760          $2,694            $1,497

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders           $1,137             $1,431            $659            $381              $147

Compensation to
Underwriters                 $223,666           $245,811        $112,655         $89,209            $9,441

Compensation to Dealers    $1,455,216         $2,866,739      $1,061,327        $689,284           $34,921

Compensation to Sales
Personnel                      $8,676            $72,904         $54,357         $97,756            $1,725

Interest, Carrying or
Other Financing Charges            $0                 $0              $0              $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)         $201,459           $204,924         $88,125         $86,250           $37,992

Totals                     $1,895,449         $3,396,000      $1,317,883        $965,574           $85,723


    Category of          Global Thematic      International   International        International
      Expense            Growth               Growth          Discovery Equity     Focus 40
    -----------          ---------------      -------------   ----------------     -------------
Advertising/
Marketing                      $4,538             $5,811            $466                $11

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders             $737             $1,846             $41                 $4

Compensation to
Underwriters                 $283,329           $298,751          $4,861                $49

Compensation to Dealers    $2,055,788         $2,005,278            $444               $450

Compensation to Sales
Personnel                     $47,517            $87,600             $18                $11

Interest, Carrying or
Other Financing Charges            $0                 $0              $0                 $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)         $274,913           $272,392          $7,047               $427

Totals                     $2,666,822         $2,671,678         $12,877               $952



            During the fiscal year ended July 31, 2012 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for International Growth with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:




                                                        Percentage per annum
                                                        of the aggregate average
                               Distribution services    daily net assets
                               fees for expenditures    attributable
Fund                           payable to ABI           to Class B shares
----                           ---------------------    ------------------------
Growth Fund                    $285,278                         1.00%
Large Cap Growth               $655,993                         1.00%
Discovery Growth               $69,635                          1.00%
Small Cap Growth               $72,627                          1.00%
Global Thematic Growth         $377,503                         1.00%
International Growth           $286,506                         1.00%

            For the fiscal year ended July 31, 2012 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:


    Category of                                Large Cap       Discovery       Small Cap    Global Thematic
      Expense             Growth Fund          Growth          Growth          Growth       Growth
    -----------           -----------          ---------       ---------       ---------    ---------------

Advertising/
Marketing                        $892               $226              $1              $3            $243

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders             $258                $50              $3              $2             $33

Compensation to
Underwriters                  $48,411            $10,383            $376            $238         $11,982

Compensation to Dealers      $121,533           $258,252         $23,811         $24,863        $148,806

Compensation to Sales
Personnel                      $1,754             $3,271            $171            $226          $1,981

Interest, Carrying or
Other Financing Charges            $0                 $0              $0              $0              $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $42,404             $9,203            $300            $195         $11,921

Totals                       $215,252           $281,385         $24,662         $25,527        $174,966


      Category of            International
        Expense              Growth
      -----------            -------------

Advertising/
Marketing                         $34

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders               $7

Compensation to
Underwriters                   $1,440

Compensation to Dealers       $86,926

Compensation to Sales
Personnel                        $406

Interest, Carrying or
Other Financing Charges            $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)           $1,332

Totals                        $90,145



            During the fiscal year ended July 31, 2012 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:



                                                        Percentage per annum of
                                                        the aggregate average
                              Distribution services     daily net assets
                              fees for expenditures     attributable to
Fund                          payable to ABI            Class C shares
----                          ---------------------     -----------------------
Growth Fund                      $  596,897                     1.00%
Large Cap Growth                 $1,935,123                     1.00%
Discovery Growth                 $  217,728                     1.00%
Small Cap Growth                 $  226,781                     1.00%
Global Thematic Growth           $  965,289                     1.00%
U.S. Strategic Research          $   11,348                     1.00%
International Growth             $1,172,428                     1.00%
International
Discovery Equity                 $      298                     1.00%
International Focus 40           $       84                     1.00%

            For the fiscal year ended July 31, 2012 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:


    Category of                                Large Cap        Discovery     Small Cap      Global Thematic
      Expense             Growth Fund          Growth           Growth        Growth         Growth
    -----------           -----------          ---------        ---------     ---------      ---------------

Advertising/
Marketing                        $784               $585             $130          $350              $301

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders             $174                $72              $72           $29               $52

Compensation to
Underwriters                  $32,667            $17,195          $14,564        $8,136           $19,261

Compensation to Dealers      $609,424         $1,995,909         $203,364      $316,166          $955,655

Compensation to Sales
Personnel                      $1,230             $5,613           $7,721       $13,814            $2,359

Interest, Carrying or
Other Financing Charges            $0                 $0               $0            $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $30,861            $17,227          $12,154        $8,464           $19,364

Totals                       $675,140         $2,036,601         $238,005      $346,959          $996,992



    Category of            U.S. Strategic     International    International        International
      Expense              Research           Growth           Discovery Equity     Focus 40
    -----------            --------------     -------------    ----------------     -------------
Advertising/
Marketing                        $347               $335              $38                 $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders              $24                $99             $157                 $4

Compensation to
Underwriters                   $6,954            $16,402          $15,176                 $0

Compensation to Dealers        $5,000         $1,211,539              $87               $309

Compensation to Sales
Personnel                        $275             $4,687              $30                 $9

Interest, Carrying or
Other Financing Charges            $0                 $0               $0                 $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)           $6,181            $15,076              $10,581               $245

Totals                        $18,781         $1,248,138              $26,069               $567



            During the fiscal year ended July 31, 2012 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus
40 with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:




                                                         Percentage per annum of
                                                         the aggregate average
                               Distribution services     daily net assets
                               fees for expenditures     attributable to
Fund                           payable to ABI            Class R shares
----                           ---------------------     -----------------------
Growth Fund                       $  7,373                    .50%
Large Cap Growth                  $ 52,197                    .50%
Discovery Growth                  $ 19,447                    .50%
Small Cap Growth                  $ 83,999                    .50%
Global Thematic Growth            $ 36,676                    .50%
U.S. Strategic Research*          $     54                    .50%
International Growth              $156,969                    .50%
International Discovery
Equity                            $     46                    .50%
International Focus 40            $     42                    .50%

*For U.S. Strategic Research $52 may be used to offset the distribution services fees paid in future years.

            For the fiscal year ended July 31, 2012 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:


    Category of                                Large Cap        Discovery     Small Cap      Global Thematic
      Expense             Growth Fund          Growth           Growth        Growth         Growth
    -----------           -----------          ---------        ---------     ---------      ---------------

Advertising/
Marketing                        $264               $825              $37          $328              $855

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders              $57                $69              $25           $60               $89

Compensation to
Underwriters                  $13,911            $21,241           $4,993       $11,782           $35,688

Compensation to Dealers        $8,136            $53,451          $21,455       $92,744           $40,401

Compensation to Sales
Personnel                        $678             $7,133           $2,728       $13,739            $5,059

Interest, Carrying or
Other Financing Charges            $0                 $0               $0            $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $11,456            $21,799           $3,699       $11,006           $35,909

Totals                        $34,502           $104,518          $32,937      $129,659          $118,001

    Category of               U.S. Strategic     International    International        International
      Expense                 Research           Growth           Discovery Equity     Focus 40
    -----------               --------------     -------------    ----------------     -------------
Advertising/
Marketing                          $0                 $744             $0                   $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders               $0                 $207             $0                   $4

Compensation to
Underwriters                       $2              $32,842             $0                   $0

Compensation to Dealers            $0             $168,822             $0                 $309

Compensation to Sales
Personnel                          $0              $10,012             $0                   $9

Interest, Carrying or
Other Financing Charges            $0                   $0             $0                   $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)               $0              $30,173             $0                 $246

Totals                             $2             $242,800             $0                 $568



            During the fiscal year ended July 31, 2012 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:




                                                         Percentage per annum of
                                                         the aggregate average
                               Distribution services     daily net assets
                               fees for expenditures     attributable to
Fund                           payable to ABI            Class K shares
----                           ---------------------     -----------------------
Growth Fund                          $ 2,728                     .25%
Large Cap Growth                     $99,356                     .25%
Discovery Growth                     $13,322                     .25%
Small Cap Growth                     $50,119                     .25%
Global Thematic Growth               $19,583                     .25%
U.S. Strategic Research*             $    27                     .25%
International Growth                 $25,998                     .25%
International Discovery
Equity                               $    23                     .25%
International Focus 40               $    30                     .25%

* For U.S. Strategic Research $25 may be used to offset the distribution services fees paid in future years.

            For the fiscal year ended July 31, 2012 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:


    Category of                                Large Cap        Discovery     Small Cap      Global Thematic
      Expense             Growth Fund          Growth           Growth        Growth         Growth
    -----------           -----------          ---------        ---------     ---------      ---------------

Advertising/
Marketing                         $85             $1,431              $63          $720              $212

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders               $9                $91              $42           $30               $26

Compensation to
Underwriters                   $2,962            $26,592           $7,682       $14,683           $10,325

Compensation to Dealers        $2,763           $102,022          $14,001       $54,929           $20,034

Compensation to Sales
Personnel                        $112             $9,803           $3,996       $20,325            $1,960

Interest, Carrying or
Other Financing Charges            $0                 $0               $0            $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)           $3,120            $30,374           $5,880       $16,331            $9,949

Totals                         $9,051           $170,313          $31,664      $107,018           $42,506

    Category of               U.S. Strategic     International    International        International
      Expense                 Research           Growth           Discovery Equity     Focus 40
    -----------               --------------     -------------    ----------------     -------------
Advertising/
Marketing                         $0                  $145              $0                  $110

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                      $0                   $72              $0                    $5

Compensation to
Underwriters                      $2               $10,196              $0                   $10

Compensation to
Dealers                           $0               $30,400              $0                $1,219

Compensation to
Sales Personnel                   $0                $2,692              $0                    $9

Interest, Carrying
or Other Financing
Charges                           $0                    $0              $0                    $0

Other (Includes
Personnel costs of
those home office
employees involved
in the distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                        $0                 $8,274              $0                $1,549

Totals                           $2                $51,779              $0                $2,902



            For the fiscal year ended July 31, 2012 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40 the amount of, and percentage of each class's net assets, of unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B (except for U.S. Strategic Research, International Discovery Equity and International Focus 40), Class C, Class R and Class K shares of each Fund were as follows:




         Class                    Growth Fund        Large Cap Growth    Discovery Growth   Small Cap Growth
         -----                    -----------        ----------------    ----------------   ---------------

Class B                                 $0             $178,250,267         $5,836,353        $20,317,684

(% of the net assets of Class B)        0%                  315.52%            107.48%            328.01%

Class C                                 $0              $17,221,696         $2,549,640         $2,510,018

(% of the net assets of Class C)        0%                    9.02%             10.02%              0.56%

Class R                                 $0                 $145,360           $234,636           $188,753

(% of the net assets of Class R)        0%                    1.08%              4.74%              0.75%

Class K                                 $0                 $277,048           $210,637           $110,515

(% of the net assets of Class K)        0%                    0.65%              3.31%              0.33%


                                  Global Thematic  U.S. Strategic  International
         Class                        Growth          Research         Growth
         -----                    ---------------  --------------  -------------

Class B                            $68,844,990          N/A          $5,473,495

(% of the net assets of Class B)       255.34%          N/A              24.08%

Class C                             $7,874,460         $7,433        $4,027,489

(% of the net assets of Class C)        10.04%          .68%              4.45%

Class R                               $247,376           $0            $692,458

(% of the net assets of Class R)         3.28%           0%               2.61%

Class K                                $57,647           $0            $187,871

(% of the net assets of Class K)         0.68%           0%               2.18%


                                     International
                                       Discovery       International
         Class                          Equity            Focus 40
         -----                       -------------     -------------

Class B                                      $0              N/A

(% of the net assets of Class B)             0%              N/A

Class C                                 $25,771             $483

(% of the net assets of Class C)         71.28%            5.85%

Class R                                      $0             $526

(% of the net assets of Class R)             0%            6.37%

Class K                                      $0           $2,872

(% of the net assets of Class K)             0%           13.04%


Transfer Agency Agreement
-------------------------


            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended July 31, 2012 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth and for the fiscal year or period ended June 30, 2012 for U.S. Strategic Research, International Growth, International Discovery Equity and International Focus 40, the Fund paid ABIS $1,179,154, $2,153,754, $620,582,
$478,587, $1,903,444, $17,810, $805,304, $17,970 and $6,059, respectively, for transfer agency services.


            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

            Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------


            Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. U.S. Strategic Research, International Discovery Equity and International Focus 40 do not offer Class B Shares.


            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result and the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).


Purchase of Shares
------------------

            A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent.

            Each class of shares of the Funds represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A shareholders, and the Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------
            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------

            During the fiscal years ended July 31, 2012, July 31, 2011 and July 31, 2010, the aggregate amounts of underwriting commissions payable with respect to shares of the Growth Fund were $104,549, $131,297 and $145,742, respectively. Of those amounts, ABI retained $5,096, $6,685 and $6,782, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2012, July 31, 2011 and July 31, 2010, the aggregate amounts of underwriting commissions payable with respect to shares of Large Cap Growth were $302,135, $350,260 and $501,033, respectively. Of those amounts, ABI retained $13,182, $14,246, and $19,347, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2012, July 31, 2011 and July 31, 2010, the aggregate amounts of underwriting commissions payable with respect to shares of Discovery Growth were $241,009, $326,511 and $72,160, respectively. Of those amounts, ABI retained $12,108, $12,773 and $3,277, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2012, July 31, 2011 and July 31, 2010, the aggregate amounts of underwriting commissions payable with respect to shares of Small Cap Growth were $377,196, $222,677 and $88,964, respectively. Of those amounts, ABI retained $21,105, $7,196, and $3,438, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2012, June 30, 2011 and the fiscal period ended June 30, 2010, the aggregate amount of underwriting commissions payable with respect to shares of U.S. Strategic Research were $6,865, $16,833 and $820, respectively. Of that amount, ABI retained $420, $1,121 and $721, respectively, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2012, July 31, 2011 and July 31, 2010, the aggregate amounts of underwriting commissions payable with respect to shares of Global Thematic Growth were $217,362, $469,100 and $584,637, respectively. Of those amounts, ABI retained $9,828, $26,047 and $28,251, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2012, June 30, 2011 and June 30, 2010, the aggregate amounts of underwriting commissions payable with respect to shares of International Growth were $161,240, $281,860 and $488,819, respectively. Of those amounts, ABI retained $3,697, $5,641 and $15,559, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year ended June 30, 2012 and fiscal period ended June 30, 2011, the aggregate amount of underwriting commissions payable with respect to shares of International Discovery Equity was $833 and $134, respectively. Of that amount, ABI retained $48 and $8, respectively, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal period ended July 30, 2012, the aggregate amounts of underwriting commissions payable with respect to shares of International Focus 40 was $133. Of those amounts, ABI retained $0, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.


            The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.


                                                Amounts             Amounts                Amounts
Fiscal Year                                     ABI Received        ABI Received           ABI Received
Ended                                           In CDSCs            In CDSCs               In CDSCs
July 31/                                        From                From                   From
June 30           Fund                          Class A Shares      Class B Shares         Class C Shares
-------           ----                          --------------      --------------         --------------

2012              Growth Fund                       $2,466              $20,599                $1,226
2011                                                 3,138               28,337                 2,213
2010                                                 3,740               32,570                 1,688

2012              Large Cap Growth                  $6,353              $36,490                $6,959
2011                                                32,361               49,713                16,059
2010                                                21,325               67,177                 9,606

2012              Discovery Growth                 $71,429               $2,144               $14,599
2011                                                 3,716                2,749                 7,410
2010                                                 1,524                3,915                 1,501

2012              Small Cap Growth                  $2,135               $3,012                $5,142
2011                                                 3,837                5,727                 2,319
2010                                                 5,660                6,089                   917

2012              U.S. Strategic Research               $0                  N/A                $1,203
2011                                                     0                  N/A                    $2
2010                                                    55                  N/A                     0

2012              Global Thematic Growth           $13,097              $25,163               $11,362
2011                                                 6,057               41,055                12,517
2010                                                 8,313               53,055                 9,910

2012              International Growth             $16,183              $11,045                $2,227
2011                                                43,775               34,870                 5,675
2010                                                11,426               76,028                10,095

2012              International Discovery
                  Equity                                $0                  N/A                    $0
2011                                                     0                  N/A                     0

2012              International Focus 40                $0                  N/A                  $149

Class A Shares.
-----------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                  Sales Charge
                                  ------------

                                                                 Discount or
                                     As %          As %           Commission
                                    of Net        of the        to Dealers or
                                    Amount        Public       Agents of up to %
Amount of Purchase                 Invested   Offering Price  of Offering Price
                                   --------   --------------  ------------------

Up to $100,000...................    4.44%         4.25%             4.00%
$100,000 up to $250,000..........    3.36          3.25              3.00
$250,000 up to $500,000..........    2.30          2.25              2.00
$500,000 up to $1,000,000*.......    1.78          1.75              1.50

--------------------
*   There is no initial sales charge on transactions of $1,000,000 or more.


            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares of a Fund as described below under "Class B Shares - Conversion Feature".



            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5, 000, 000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

         (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;


        (ii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

       (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;


        (iv) persons participating in a fee-based program, sponsored and maintained by a broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries;


         (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans

                       and Tax-Deferred Accounts"; and

        (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares.
---------------

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares.
---------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge.
---------------------------------

            Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                           Contingent Deferred Sales Charge
                                             for the Fund as a % of Dollar
            Year Since Purchase                Amount Subject to Charge
            -------------------                ------------------------

            First                                         4.00%
            Second                                        3.00%
            Third                                         2.00%
            Fourth                                        1.00%
            Fifth and thereafter                           None

            In determining the CDSC applicable to a redemption of Class B and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.


            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.



Class R Shares.
--------------

            Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares.
--------------

            Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares.
--------------

            Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such a plan has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares.
--------------------


            Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i), (iii) and through (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.


Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
--------------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

            Currently, the Funds make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution fees and Class I shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.


Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------


            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AllianceBernstein Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

         Currently, the AllianceBernstein Mutual Funds include:


AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Limited Duration High Income Portfolio -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Real Asset Strategy
AllianceBernstein Cap Fund, Inc.
  - AllianceBernstein Dynamic All Market Fund
  - AllianceBernstein Emerging Markets Equity Portfolio
  - AllianceBernstein Emerging Markets Multi-Asset Portfolio
  - AllianceBernstein International Discovery Equity Portfolio
  - AllianceBernstein International Focus 40 Portfolio
  - AllianceBernstein Market Neutral Strategy - Global
  - AllianceBernstein Market Neutral Strategy - U.S.
  - AllianceBernstein Select US Equity Portfolio
  - AllianceBernstein Small Cap Growth Portfolio
  - AllianceBernstein U.S. Strategic Research Portfolio AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Discovery Growth Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -National Portfolio
  -New York Portfolio
  -AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Discovery Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Overlay A Portfolio
  -Overlay B Portfolio
  -Short Duration Portfolio
  -Tax-Aware Overlay A Portfolio
  -Tax-Aware Overlay B Portfolio
  -Tax-Aware Overlay C Portfolio
  -Tax-Aware Overlay N Portfolio
  -Tax-Managed International Portfolio


            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

         (i)     the investor's current purchase;


        (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and


       (iii) the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.


            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3%

quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     upfront sales commissions;

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing shareholder record-keeping and/or transfer agency services.


Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2012, ABI's additional payments to these firms for distribution services and education support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $19 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


         Advisor Group, Inc.
         Ameriprise Financial Services
         AXA Advisors
         Cadaret, Grant & Co.
         CCO Investment Services Corp.
         Chase Investment Services
         Commonwealth Financial Network
         Donegal Securities
         Financial Network Investment Company
         LPL Financial
         Merrill Lynch
         Morgan Stanley Wealth Management
         Multi-Financial Securities Corporation
         Northwestern Mutual Investment Services
         PrimeVest Financial Services
         Raymond James
         RBC Wealth Management
         Robert W. Baird
         UBS Financial Services
         Wells Fargo Advisors


            ABI expects that additional firms may be added to this list from time to time.

            Although a Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Fund may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

General
-------

            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern Time on that day.

            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on the Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Fund is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.


            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Boards. The Boards have delegated to the Adviser, subject to the Boards' continuing oversight, certain of its duties with respect to the Pricing Policies.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

            (a) a security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange on which securities are traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid or a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a right is valued at the last traded price provided by approved pricing services;

            (g) a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it will no longer be valued;

            (h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines that this method does not represent fair value;

            (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Adviser believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of the particular markets. The prices provided by a pricing service may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price or prices for a security are not available from a pricing source, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

            (j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (k) bank loans are valued on the basis of bid prices provided by a pricing service;

            (l) bridge loans are valued at par, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

            (m) residential and commercial mortgage whose loans and whose loan pools are fair market priced by a pricing service;

            (n) forward and spot currency pricing is provided by pricing services;

            (o) a swap is valued by the Adviser utilizing various external sources to obtain inputs for variables in pricing models;

            (p) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service; and

            (q) open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share.



            Each Fund values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to their oversight, the Boards have delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

            Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.


--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Funds, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


            The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.


            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions

--------------------------------------------------------------------------------

General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.


            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98.2% of its ordinary income for that year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.


            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.


            Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) for taxable years beginning on or before December 31, 2012. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.


            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if a Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the Internal Revenue Service (the "IRS") and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            The backup withholding tax rate will be 28% for amounts paid through December 31, 2012. The backup withholding rate will be 31% for amounts paid after December 31, 2012.

            Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by a Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by a Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds
--------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income". In some cases, a Fund may be able to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.


            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2012 will not be subject to this withholding tax if so designated.


            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------


                             PORTFOLIO TRANSACTIONS


--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio brokerage could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

            A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The Funds' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.


            The aggregate brokerage commissions paid by the Funds during the three most recent fiscal years (or since inception) and, during the most recent fiscal year (or since inception), the aggregate amount of brokerage transactions and related commissions allocated to persons or firms supplying research services to the Funds or the Adviser are as follows:





                                                                                        Aggregate
                                                                 Aggregate              Amount of
                                                                 Brokerage              Brokerage
                                                                 Transactions           Commissions
                                                                 Allocated to           Allocated to
                                                                 Persons or Firms       Persons or Firms
Fiscal Year                                   Amount             Supplying              Supplying
Ended                                         of Aggregate       Research Services      Research Services
July 31/                                      Brokerage          to the Fund or         to the Fund or
June 30        Fund                           Commissions        the Adviser            the Adviser
-------        ----                           ------------       -----------------      -----------------
2012           Growth Fund                        $768,197             $337,569               44%
2011                                               755,749              402,299               53%
2010                                             1,274,029

2012           Large Cap Growth                 $2,124,628           $1,113,599               52%
2011                                             2,417,817            1,143,997
2010                                             2,012,874

2012           Discovery Growth                 $1,197,449             $438,884               37%
2011                                               856,824              446,823               52%
2010                                               767,975


2012           Small Cap Growth                 $1,244,751             $654,584               53%
2011                                             1,010,126              497,510
2010                                               950,989

2012           U.S. Strategic Research             $45,099(1)           $24,070               53%
2011                                                16,641                6,491               39%
2010                                                   699


2012           Global Thematic Growth           $3,515,266           $1,647,772               47%
2011                                             3,841,603            1,629,274
2010                                             3,205,826

2012           International Growth             $2,004,337(2)          $969,163               48%
2011                                             3,463,914            1,389,080
2010                                             5,164,737

2012           International Discovery Equity      $13,827               $4,487               32%
2011                                                20,098                6,062               30%

2012           International Focus 40               $8,757               $2,591               30%

(1) The aggregate brokerage commissions paid by the Fund increased materially in 2012 due to an increase in the number of transactions.

(2) The aggregate brokerage commissions paid by the Fund decreased materially in 2012 due to a decrease in the number of transactions.


            A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


            The aggregate amount of brokerage commissions paid to the Affiliated Broker during the three most recent fiscal years (or since inception) and, during the most recent fiscal year (or since inception), the Affiliated Broker's percentage of aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are as follows:



Fiscal Year                                   Aggregate           % of Fund's         % of Fund's
Ended                                         Amount              Aggregate           Aggregate Dollar
July 31/                                      of Brokerage        Brokerage           Amount of Brokerage
June 30        Fund                           Commissions         Commissions         Transactions
-------        ----                           ------------        -----------         -------------------
2012           Growth Fund                      $1,978                .26%                   .78%
2011                                             1,318
2010                                             4,248

2012           Large Cap Growth                   $312                .01%                   .03%
2011                                               394
2010                                             1,297

2012           Discovery Growth                 $4,322                .36%                   .40%
2011                                             3,769
2010                                                 0

2012           Small Cap Growth                $11,515                .92%                   .93%
2011                                             3,894
2010                                                 3

2012           U.S. Strategic Research             $82                .18%                   .18%
2011                                               183
2010                                                 0


2012           Global Thematic Growth          $51,707               1.47%                  1.21%
2011                                               811
2010                                             3,436


2012           International Growth            $13,076                .65%                  2.02%
2011                                             6,252
2010                                                 0

2012           International Discovery Equity      $11                .08%                   .24%
2011                                                97

2012           International Focus 40             $111               1.27%                   .46%

Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of a Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            Each Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------


Growth Fund

            The Fund is a series of The AllianceBernstein Portfolios which is organized as a Massachusetts business trust (the "Trust") under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Fund each of which is represented by a separate series of shares. The name of the Trust was changed from "The Alliance Portfolios" to The "AllianceBernstein Portfolios", and the name of the Fund was changed from "Alliance Growth Fund" to "AllianceBernstein Growth Fund" on March 31, 2003.

            The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Growth Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Large Cap Growth

            The Fund is a Maryland corporation organized in 1992. The name of the Fund became "Alliance Premier Growth Fund, Inc." on August 3, 1992, and "AllianceBernstein Premier Growth Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Large Cap Growth Fund, Inc." on December 15, 2004.


Discovery Growth

            The Fund was organized as a Maryland corporation in 1979 under the name Chemical Fund, Inc. and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund,

Inc." on March 13, 1987, "Alliance Mid-Cap Growth Fund, Inc." on February 1, 2002, "AllianceBernstein Mid-Cap Growth Fund, Inc." on March 31, 2003,

"AllianceBernstein Small/Mid Cap Growth Fund, Inc." on November 3, 2008 and "AllianceBernstein Discovery Growth Fund, Inc." on November 1, 2012.


Small Cap Growth

            The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc." The name of the Fund was changed to "AllianceBernstein Small Cap Growth Fund, Inc." on November 1, 2003 and became a series of "AllianceBernstein Cap Fund, Inc." on September 8, 2004.

U.S. Strategic Research

            The Fund is a series of AllianceBernstein Cap Fund, Inc., a Maryland corporation, organized in 2009 under the name "AllianceBernstein U.S. Strategic Research Portfolio".

Global Thematic Growth

            The Fund is a Maryland corporation organized in 1980 under the name "Alliance Technology Fund, Inc." The name of the Fund became "AllianceBernstein Technology Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Global Technology Fund, Inc." on December 15, 2004 and changed its name to "AllianceBernstein Global Thematic Growth Fund, Inc." on November 3, 2008.

International Growth

            The Fund is a Maryland corporation organized in 1994 under the name "Alliance Worldwide Privatization Fund, Inc." The name of the Fund became "AllianceBernstein Worldwide Privatization Fund, Inc." on March 31, 2003. The name of the Fund became "AllianceBernstein International Growth Fund, Inc." on May 13, 2005.

International Discovery Equity

            The Fund is a series of AllianceBernstein Cap Fund, Inc., a Maryland corporation organized in 2010 under the name "AllianceBernstein International Discovery Equity Portfolio".



International Focus 40

            The Fund is a series of AllianceBernstein Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2011 under the name "AllianceBernstein International Focus 40 Portfolio".


All Funds

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional classes of shares within the Fund. If an additional class were established, each share of the class would normally be entitled to one vote for all purposes. Generally, shares of each class would vote together as a single class on matters, such as the election of Directors, that affect each class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Principal Holders
-----------------


            To the knowledge of each Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of October 5, 2012:


                                                                             Number of
Fund                         Name and Address                              Shares of Class       % of Class
----                         ----------------                              ---------------       ----------
Class A
-------


Growth Fund                  First Clearing, LLC
                             Special Custody Acct for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                       925,806                7.90%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                    1,205,410               10.29%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ 07311                           1,195,856               10.21%

Large Cap Growth             First Clearing, LLC
                             Special Custody Acct for the Exclusive
                             Benefit of the Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                     2,967,213                8.81%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                     5,204,590               15.45%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ 07311                           2,525,242                7.49%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                     2,713,708                8.05%

Discovery Growth             National Financial Services LLC
                             For the Exclusive Benefit of Our
                             Customers
                             Attn: Mutual Funds Department
                             200 Liberty Street, 5th Floor
                             One World Financial Center
                             New York, NY 10281-5503                         3,577,085                5.28%

Small Cap Growth             First Clearing, LLC
                             Special Custody Acct for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO 63103-2523                        521,729                6.26%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                      712,667                8.55%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            534,152                6.41%

                             National Financial Services LLC
                             For the Exclusive Benefit of Our
                             Customers
                             Attn: Mutual Funds Department
                             200 Liberty Street, 5th Floor
                             One World Financial Center
                             New York, NY 10281-5503                           775,389                9.30%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ 07303-2052                        489,960                5.88%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                          425,837                5.11%

U.S. Strategic Research      First Clearing, LLC
                             Special Custody Acct for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO 63103-2523                         21,345                9.12%

                             National Financial Services LLC
                             For the Exclusive Benefit of Our
                             Customers
                             Attn: Mutual Funds Department
                             200 Liberty Street, 5th Floor
                             One World Financial Center
                             New York, NY 10281-5503                            48,436               20.70%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ 07303-2052                         30,522               13.04%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                           77,285               33.02%

Global Thematic Growth       First Clearing, LLC
                             Special Custody Acct for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                       760,473                7.94%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                      948,671                9.91%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            693,371                7.24%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                       607,727                6.35%

                             State Street Corporate TTEE
                             C/F ADP Access
                             1 Lincoln Street
                             Boston, MA  02111-2901                            677,499                7.08%

International Growth         Charles Schwab & Co.
                             For the Exclusive Benefit of
                             Customers
                             Mutual Fund Operations
                             211 Main Street
                             San Francisco, CA  94105-1905                   3,287,388                9.00%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                    3,761,609               10.30%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                          3,619,996                9.91%

                             National Financial Services LLC
                             For the Exclusive Benefit of Our
                             Customers
                             Attn: Mutual Funds Department
                             200 Liberty Street, 5th Floor
                             One World Financial Center
                             New York, NY 10281-5503                         2,428,251                6.65%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                        2,794,959                7.65%

International Discovery      Liliana Dearth & Matthew Dearth
Equity                       JTWROS
                             7 Hilltop Road
                             Bronxville, NY 10708-5118                          19,107               46.63%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                         7,013               17.11%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                            2,473                6.03%

International Focus 40       AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 N. Lexington Ave
                             White Plains, NY 10601-1712                         1,000               22.22%

                             Frontier Trust Company
                             Onenet USA, Inc.
                             Miles M. Smith
                             801 4th Street
                             Hudson, WI 54016-1644                                 542                12.04

                             National Financial Services LLC
                             For the Exclusive Benefit
                             of Our Customers
                             Attn: Mutual Funds Department
                             200 Liberty Street, 5th Floor
                             One World Financial Center
                             New York, NY 10281                                  1,256               27.91%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                         1,516               33.67%

Class B
-------

Large Cap Growth             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                      259,226               11.18%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                       144,561                6.24%

Discovery Growth             Charles Schwab & Co.
                             For the Exclusive Benefit
                             Of customers
                             Mutual Fund Operations
                             211 Main Street
                             San Francisco, CA 94105-1905                       56,008                5.68%

                             First Clearing, LLC
                             Special Custody Acct For The
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO 63103-2523                         53,035                5.38%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                       71,328                7.23%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                        77,093                7.82%

Small Cap Growth             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                        14,916                7.67%

Global Thematic Growth       MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                       34,781                6.88%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                        35,636                7.05%


International Growth         First Clearing, LLC
                             Special Custody Acct for the Exclusive
                             Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                       199,245               11.34%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                       282,157               16.05%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            184,886               10.52%

                             National Financial Services LLC
                             For the Exclusive Benefit
                             of Our Customers
                             Attn: Mutual Funds Department
                             200 Liberty Street, 5th Floor
                             One World Financial Center
                             New York, NY 10281                                115,687                6.58%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                       248,555               14.14%

Class C
-------

Growth Fund                  First Clearing, LLC
                             Special Custody Acct for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                       192,944                9.02%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                      451,982               21.12%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            327,846               15.32%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                          156,298                7.30%

Large Cap Growth             First Clearing, LLC
                             Special Custody Account for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                       886,157               11.16%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                    2,180,573               27.46%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            909,835               11.46%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                       479,274                6.03%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                          583,785                7.35%

Discovery Growth             First Clearing, LLC
                             Special Custody Acct for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                       517,643               10.26%

                             MLPF&S For the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                      800,561               15.87%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            452,429                8.97%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                       320,993                6.36%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Blvd., 5th Floor
                             Weehawken NJ 07086-6761                           304,727                6.04%

Small Cap Growth             First Clearing, LLC
                             Special Custody Acct for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                       137,604               10.72%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                      411,192               32.05%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            178,758               13.93%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                        65,493                5.10%

U.S. Strategic Research      First Clearing, LLC
                             Special Custody Account for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                         5,791                6.31%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ 07311                              37,566               40.96%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                        11,997               13.08%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                           14,174               15.46%

Global Thematic Growth       First Clearing, LLC
                             Special Custody Account for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                       155,935               10.35%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                      261,235               17.34%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ 07311                             269,980               17.92%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                        94,539                6.28%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                           82,558                5.48%

International Growth         First Clearing, LLC
                             Special Custody Acct for the
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                       645,954                9.31%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                     1,803,726               26.00%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                          1,507,810               21.74%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                       363,527                5.24%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                          412,653                5.95%

International Discovery      AllianceBernstein L.P.
Equity                       Attn: Brent Mather-Seed Acct
                             1 N. Lexington Ave.
                             White Plains, NY  10601-1712                        1,000               10.22%

                             Marcus Bremner & Mary Bremner
                             Com Prop
                             847 W. Kimball Ave.                                 1,060               10.84%
                             Visalia, CA 93277-6567

                             Thomas K Hollandsworth
                             50410 Lagae St.
                             New Baltimore, MI 48047-4229                        2,174               22.22%

                             Marci Kimura Nishijima
                             207 El Caminito Ave.
                             Campbell, CA 95008-3411                               561                5.74%

                             Pershing LLC
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052                         1,347               13.76%

                             UBS WM USA
                             Omni Account M/F
                             Attn: Department Manager
                             1000 Harbor Boulevard, 5th Floor
                             Weehawken, NJ 07086-6761                            2,068               21.14%

International Focus 40       AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                        1,000               96.26%

Advisor Class
-------------

Growth Fund                  Charles Schwab & Co.
                             For the Exclusive Benefit
                             Of Customers
                             Mutual Fund Operations
                             211 Main Street
                             San Francisco, CA 94105-1905                       47,154               29.50%

                             First Clearing, LLC
                             Special Custody Acct for the Exclusive
                             Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO 63103-2523                         37,457               23.44%

                             MLPF&S for the Sole Benefit of Its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                        21,924               13.72%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                             20,733               12.97%

Large Cap Growth             CollegeBound Fund
                             CBF-Premier Growth
                             Customized Allocation 529 Plan
                             1345 Avenue of the Americas
                             New York, NY  10105-0302                        1,735,232               14.23%

                             MLPF&S for the Sole Benefit of Its
                             Customers
                             Attn:  Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                     1,114,283                9.14%

Discovery Growth             CollegeBound Fund
                             CBF-Small/Mid-Cap Growth
                             Customized Portfolio 529 Plan
                             1345 Avenue of the Americas
                             New York, NY  10105-0302                        4,575,235                7.92%

Small Cap Growth             First Clearing, LLC
                             Special Custody Acct for the Exclusive
                             Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO 63103-2523                        460,802                9.86%

                             MLPF&S for the Sole Benefit of Its
                             Customers
                             Attn:  Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                       341,635                7.31%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                          2,213,690               47.36%

U.S. Strategic Research      AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                    1,628,742               69.17%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            146,793                6.23%

                             Sanford Bernstein & Co., LLC
                             One North Lexington Avenue
                             FL 17
                             White Plains, NY 10601-1785                       158,990                6.75%

Global Thematic Growth       Charles Schwab & Co.
                             For the Exclusive Benefit of Customers
                             Mutual Fund Operations
                             211 Main Street
                             San Francisco, CA 94105-1905                      132,027               11.72%

                             CollegeBound Fund
                             CBF-Global Thematic Growth Customized
                             Allocation
                             1345 Avenue of the Americas
                             New York, NY  10105-0302                          206,687               18.35%

                             First Clearing, LLC
                             Special Custody Acct for the Exclusive
                             Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO 63103-2523                         71,287                6.33%

                             MLPF&S for the Sole Benefit of Its
                             Customers
                             Attn:  Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                       123,133               10.93%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            191,816               17.03%

International Growth         Charles Schwab & Co.
                             For the Exclusive Benefit of
                             Customers
                             Mutual Fund Operations
                             211 Main Street
                             San Francisco, CA  94104-4151                     449,495                6.53%

                             Massmutual Financial Group Cust FBO
                             Massachusetts Mutual Insurance
                             Company
                             1295 State Street, #C105
                             Springfield, MA  01111-0001                     1,403,858               20.39%

                             First Clearing, LLC
                             Special Custody Acct For The
                             Exclusive Benefit of Customer
                             2801 Market Street
                             Saint Louis, MO  63103-2523                     1,092,513               15.87%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                       982,428               14.27%

                             Morgan Stanley Smith Barney
                             Harborside Financial Center
                             Plaza II, 3rd Floor
                             Jersey City, NJ  07311                            902,188               13.10%

                             Taynik & Co. 401K Plan
                             c/o State Street Bank
                             200 Clarendon Street
                             Boston, MA 02116-5021                             577,404                8.39%

International Discovery      Sanford Bernstein & Co., LLC
Equity                       One North Lexington Avenue
                             FL 17
                             White Plains, NY 10601-1785                        50,052               42.04%

                             Sanford Bernstein & Co., LLC
                             One North Lexington Avenue
                             FL 17
                             White Plains, NY 10601-1785                        21,203               17.81%

                             Sanford Bernstein & Co., LLC
                             One North Lexington Avenue
                             FL 17
                             White Plains, NY 10601-1785                         6,559                5.51%

                             Sanford Bernstein & Co., LLC
                             One North Lexington Avenue
                             FL 17
                             White Plains, NY 10601-1785                        29,879               25.10%

International Focus 40       Sanford Bernstein & Co., LLC
                             One North Lexington Avenue
                             White Plains, NY 10601-1785                        82,918               66.11%

                             Sanford Bernstein & Co., LLC
                             One North Lexington Avenue
                             FL 17
                             White Plains, NY 10601-1785                        35,486               28.29%

Class R
-------

Growth Fund                  Hartford Life Insurance Company
                             Separate Account
                             Attn: UIT Operations
                             P.O. Box 2999
                             Hartford, CT  06104-2999                           36,425               89.82%

Large Cap Growth             Capital Bank & Trust Company TTEE F
                             CHC Retirement Savings Plan
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO 80111-50002                  48,996                9.25%

                             Frontier Trust Co FBO
                             Jack H Olender & Associates PC
                             P.O. Box 10758
                             Fargo, ND 58106-0758                               32,384                6.12%

                             Helmet House Inc. TTEE FBO
                             Helmet House Inc. 401k
                             C/O Fascore LLC
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO 80111-5002                   34,841                6.58%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                        35,412                6.69%

Discovery Growth             American United Life Cust
                             FBO AUL American Group
                             Retirement Annuity
                             Separate Accounts Administration
                             P.O. Box 368
                             Indianapolis, IN  46206-0368                      127,882               16.22%

                             American United Life Cust FBO American
                             United Trust
                             Separate Accounts Administration
                             P.O. Box 368
                             Indianapolis, IN 46206-0368                       135,296               17.16%

                             Hartford Securities Distribution Company
                             INC/PRG
                             Attn: UIT Operations
                             P.O. Box 2999
                             Hartford, CT  06104-2999                          155,805               19.76%

Small Cap Growth             American United Life Cust
                             FBO American United Trust
                             Separate Accounts Administration
                             P.O. Box 368
                             Indianapolis, IN  46206-0368                       47,780               6.24%

                             American United Life Cust
                             FBO AUL American Group Retirement Annuity
                             Separate Accounts Administration
                             P.O. Box 368
                             Indianapolis, IN  46206-0368                       90,540               11.83%

                             State Street Corporation TTEE
                             C/F ADP Access
                             1 Lincoln Street
                             Boston, MA  02111-2901                            206,998               27.05%

U.S. Strategic Research      AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                        1,000               99.98%

Global Thematic Growth       Capital Bank & Trust Company TTEE F
                             National Veterinary Assoc Inc. 401K
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO 80111-50002                  17,402               14.71%

                             Hartford Securities Distribution
                             Company INC/PRG
                             Attn: UIT Operations
                             P.O. Box 2999
                             Hartford, CT 06104-2999                            17,422               14.72%

                             State Street Corporation TTEE
                             C/F ADP Access
                             1 Lincoln Street
                             Boston, MA 02111-2901                              31,897               26.95%

                             State Street Bank & Trust
                             FBO ADP/MSDW Alliance
                             Attn: Ralph Campbell
                             105 Rosemont Road
                             Westwood, MA 02090-2318                             6,080                5.14%

International Growth         AIG Retirement Services Company
                             FBO AIGFSB Cust TTEE FBO
                             West Virginia Univ Hosp
                             2929 Allen Parkway A6-20
                             Houston, TX 77019-2155                            107,883                5.74%

                             Hartford Life Insurance Company
                             Separate Account
                             Attn: UIT Operations
                             P.O. Box 2999
                             Hartford, CT  06104-2999                          485,884               25.86%

                             Hartford Securities Distribution
                             Company Inc/PRG
                             Attn: UIT Operations
                             P.O. Box 2999
                             Hartford, CT  06104-2999                          168,749                8.98%

                             ING
                             Enhanced K-Choice
                             Trustee: Reliance Trust Company
                             400 Atrium Drive
                             Somerset, NJ  08873-4162                          114,253                6.08%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                       186,112                9.91%

International Discovery      AllianceBernstein L.P.
Equity                       Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                        1,000               99.98%

International Focus 40       AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                        1,000               99.98%

Class K
-------

Growth Fund                  Great-West Trust Company, LLC
                             TTEE F
                             Aaronson Dickerson Cohn & Lanzonie
                             APC 401K
                             C/O Fascore LLC
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                   1,847                7.06%

                             Great-West Trust Company, LLC
                             TTEE C
                             The Office Furniture Warehouse PSP
                             C/O Fascore LLC
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                   2,047                7.82%


                             Great-West Trust Company, LLC
                             TTEE C
                             Lynn Tillotson Pinker & Cox LLP 401
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                   3,137               11.99%

                             Great-West Trust Company, LLC
                             TTEE C
                             Sucherman-Insalaco LLP
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                   6,709               25.64%

                             Great-West Trust Company, LLC
                             TTEE C
                             Rowbotham & Company LLP 401K
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                   3,218               12.30%

                             Joseph R. Burlin 401(K) Profit
                             Sharing Plan
                             1805 North Carolina St., Ste. 405
                             Stockton, CA  95204                                 3,606               13.78%

                             Luciano Prida & Company PA
                             401K Plan
                             1106 N. Franklin Street
                             Tampa, FL 33602-3841                                2,328                8.90%

Large Cap Growth             Capital Bank & Trust Company
                             TTEE F
                             NEP Broadcasting LLC 401K Plan
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO 80111-5002                  173,462               11.49%

                             Great-West Trust Company LLC TTEE
                             F Fragomen Del Ray Bernsen & Loewy
                             LLP 401K
                             C/O Fascore LLC
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO 80111-5002                   115,539                7.65%

Discovery Growth             Nationwide Trust Company FSB
                             C/O IPO Portfolio Accounting
                             P.O. Box 182029
                             Columbus, OH  43218-2029                          174,030               17.38%

                             Capital Bank & Trust Company
                             TTEE F
                             QNB Bank RSP 401K
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                 124,821               12.46%

Small Cap Growth             Charles Schwab & Co.
                             For the Exclusive Benefit of Customers
                             Mutual Fund Operations
                             211 Main Street
                             San Francisco, CA 94105-1905                      332,634               31.47%

                             FIIOC As Agent for Certain Employee
                             Benefit Plans
                             100 Magellan Way KWIC
                             Covington, KY 41015-1987                           53,587                5.07%

                             Great-West Trust Company LLC
                             TTEE FBO Fragomen Del Ray
                             Bernsen & Loewy LLP 401K
                             C/O Fascore LLC
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO 80111-5002                   60,768                5.75%

                             Nationwide Trust Company FSB
                             c/o IPO Portfolio Accounting
                             P.O. Box 182029
                             Columbus, OH  43218-2029                           82,534                7.81%

                             NFS LLC FEBO
                             Transamerica Life Ins. Co.
                             1150 S. Olive St.
                             Los Angeles, CA 90015-2211                        107,159               10.14%

U.S. Strategic Research      AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                        1,000               99.98%

Global Thematic Growth       Great-West Trust Company LLC
                             TTEE F Fragomen Del Ray
                             Bernsen & Loewy LLP
                             C/O Fascore LLC
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO 80111-5002                   89,604               63.16%

                             Stanley Creations Inc. PSP
                             1414 Willow Ave.
                             Melrose Park, PA 19027-3197                         9,165                6.46%

International Growth         Nationwide Trust Company FSB
                             c/o IPO Portfolio Accounting
                             P.O. Box 182029
                             Columbus, OH  43218-2029                          168,483               30.22%

                             MLPF&S for the Sole Benefit of
                             its Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL 32246-6484                        94,279               16.91%

                             Wilmington Trust Co. Custodian
                             FBO The Univ of Texas Sys Orp
                             c/o Mutual Funds
                             P.O. Box 8880
                             Wilmington, DE  19899-8880                         32,633                5.85%

                             Wilmington Trust Co. Custodian FBO
                             FBO Texas A&M Univ Sys Optional
                             Retirement
                             c/o Mutual Funds
                             P.O. Box 8880
                             Wilmington, DE  19899-8880                         38,848                6.97%

International Discovery
Equity                       AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                        1,000               99.98%

International Focus 40       AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                        1,000               36.14%

                             Great-West Trust Company LLC
                             TTEE F
                             Richardson Kontogouris Emerson
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO 80111-5002                    1,767               63.85%

Class I
-------

Growth Fund                  AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                          304               99.48%

Large Cap Growth             Charles Schwab & Co.
                             For the Exclusive Benefit of Customers
                             Mutual Fund Operations
                             211 Main Street
                             San Francisco, CA 94105-1905                      102,745                9.22%

                             NFS LLC FEBO
                             State Street Bank Trust Co
                             TTEE Various Retirement Plans
                             440 Mamaroneck Avenue
                             Harrison, NY  10528-2418                          675,431               60.59%

                             Great-West Trust Company, LLC
                             TTEE C
                             George Little Mgmt LLC 401k P
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                  57,208                5.13%

                             Great-West Trust Company, LLC
                             TTEE C
                             Webcor Builders 401K PSP
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                  79,531                7.13%

Discovery Growth             Great-West Trust Company, LLC TTEE C
                             Webcor Builders 401K PSP
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                 208,496               20.48%

                             Sanford Bernstein & Co., LLC
                             FL 17
                             1 North Lexington Avenue
                             White Plains, NY  10601-1785                      574,955               56.49%

                             Sanford Bernstein & Co., LLC
                             1 North Lexington Avenue
                             FL 17
                             White Plains, NY  10601-1785                      135,050               13.27%

Small Cap Growth             CollegeBound Fund
                             CBF-Small Cap Growth
                             529 Plan
                             1345 Avenue of the Americas
                             New York, NY 10105-0302                           333,789                5.49%

                             FIIOC as Agent for Certain Employee
                             Benefit Plans
                             100 Magellan Way (KWIC)
                             Covington, KY  41015-1987                       1,831,322               30.13%

                             Mercer Trust Company TTEE FBO
                             CCE Matched Employee Savings
                             And Investment Plan
                             Attn: DC Plan Admin MS N-2-G
                             1 Investors Way
                             Norwood, MA 02062-1599                          1,511,510               24.87%

                             MLPF&S for the Sole Benefit of its
                             Customers
                             Attn: Fund Admin
                             4800 Deer Lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                    1,043,248               17.16%

                             PIMS/Prudential Retirement
                             As Nominee for the TTEE/CUST
                             Greenville Hospital System Reti
                             701 Grove Road
                             Greenville, SC  29605-5611                        458,771                7.55%

U.S. Strategic Research      AllianceBernstein L.
                             Attn: Brent Mather-Seed Acct P.
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                        1,000               99.98%

Global Thematic Growth       MLPF&S for the Sole Benefit of
                             its Customers
                             Attn: Fund Admin
                             4800 Deer lake Drive East
                             2nd Floor
                             Jacksonville, FL  32246-6484                       30,724               17.67%

                             Sanford Bernstein & Co., LLC
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                       20,358               11.71%

                             Sanford Bernstein & Co., LLC
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                      118,600               68.23%

International Growth         Sanford Bernstein & Co., LLC
                             One North Lexington Avenue
                             17th FL
                             White Plains, NY  10601-1785                      375,232               24.30%

                             Sanford Bernstein & Co., LLC
                             17th FL
                             One North Lexington Avenue
                             White Plains, NY  10601-1785                      652,131               42.23%

                             Wells Fargo Bank NA FBO
                             Good Sam Hosp PP
                             P.O. Box 1533
                             Minneapolis, MN 55480-1533                        204,812               13.26%

                             Wells Fargo Bank NA Custodian
                             City of Torrance DCP & 401A
                             c/o Fascore LLC
                             8515 East Orchard Road, #2T2
                             Greenwood Village, CO  80111-5002                 207,106               13.41%

International Discovery
Equity                       AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                      745,000              100.00%

International Focus 40       AllianceBernstein L.P.
                             Attn: Brent Mather-Seed Acct
                             1 North Lexington Avenue
                             White Plains, NY  10601-1712                      295,000              100.00%

Custodian and Accounting Agent
------------------------------


            State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA 02111 acts as the custodian for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, International Discovery Equity and International Focus 40, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

            Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, will act as the custodian for the assets of International Growth but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.



Principal Underwriter
---------------------

            ABI, an indirect, wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, NY.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.


            The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2012 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.


Additional Information
----------------------

            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


The financial statements of each of the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Global Thematic Growth for the fiscal year ended July 31, 2012 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the SEC on October 9, 2012. These reports are available without charge upon request by calling ABIS at
(800) 227-4618 or on the Internet at www.AllianceBernstein.com.

The financial statements of each of International Discovery Equity, U.S. Strategic Research, International Focus 40 and International Growth for the fiscal year ended June 30, 2012 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the SEC on September 7, 2012. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------


                                  APPENDIX A:


                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction

      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI Policy") is attached to this Statement as an Exhibit.

      We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors


            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.



      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.

            Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation


            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and

            February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed
            2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.


      2.9.  ESG


            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.


            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees


            Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.


            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

      3.2.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

            Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

      3.3.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.4.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking."

            Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

      3.5.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.6. Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]


            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                        Exhibit

                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles. AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.


The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.


If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:


Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Nicholas Davidson: SVP-Value, London
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     PART C
                               OTHER INFORMATION

ITEM 28.    Exhibits

      (a)   (1)   Articles of Amendment and Restatement of Articles of
                  Incorporation of Registrant dated May 11, 2011 and filed May
                  16, 2011 - Incorporated by reference to Exhibit (a) to
                  Post-Effective Amendment No. 96 of Registrant's Registration
                  Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 3, 2011.

            (2) Articles Supplementary to Articles of Incorporation of Registrant, dated June 15, 2011 and filed June 17, 2011 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 97 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 17, 2011.

            (3) Articles Supplementary to Articles of Incorporation of Registrant, dated September 21, 2011 and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 105 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 22, 2011.

            (4) Articles Supplementary to Articles of Incorporation of Registrant, dated August 5, 2011 and filed August 8, 2011 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 106 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 23, 2011.

            (5) Articles Supplementary to Articles of Incorporation of Registrant, dated November 30, 2011 and filed December 27, 2011 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

      (b) Amended and Restated By-Laws of Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 81 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 30, 2006.

      (c)   Not applicable.

      (d) Form of Investment Advisory Contract between the Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended September 7, 2004, December 15, 2004, December 23, 2009, August 2, 2010, October 26, 2010, July 6, 2011, August 31, 2011, December 8, 2011, December
            15, 2011 and October 12, 2012 - Incorporated by reference to Exhibit
            (d) to Post-Effective Amendment No. 122 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 12, 2012.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.), dated July 22, 1992 -
                  Incorporated by reference to Exhibit 6(a) to Post-Effective
                  Amendment No. 63 of Registrant's Registration Statement on
                  Form N-1A (File Nos. 2-29901 and 811-01716), filed with the
                  Securities and Exchange Commission on January 30, 1998.

            (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 19, 1996
                  - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 61 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 3, 1997.

            (3) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated March 1, 2005 - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 79 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2005.

            (4) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated June 14, 2006 - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 82 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

            (5) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22, 1992, as amended as of April 30, 1993 - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 86 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 6, 2009.

            (6) Form of Amendment to Distribution Services Agreement, dated as of August 4, 2011 between Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit
                  (e)(6) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (7) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (8) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research Management, Inc.) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

            (9) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (10) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (11) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

      (f)   Not applicable.

      (g)   (1)   Master Custodian Agreement between the Registrant and State
                  Street Bank and Trust Company, effective August 3, 2009 -
                  Incorporated by reference to Exhibit (g) to Post-Effective
                  Amendment No. 51 of the Registration Statement on Form N-1A of
                  AllianceBernstein Variable Products Series Fund, Inc. (File
                  Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

            (2) Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Discovery Equity Portfolio, effective October 15, 2010 - Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 92 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 25, 2010.

            (3) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of September 14, 2009 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund and AllianceBernstein Dynamic All Market Plus Fund, and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (4) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of December 5, 2011 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Dynamic All Market Plus Fund and AllianceBernstein Select US Equity Portfolio, and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit
                  (g)(4) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (5) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Focus 40 Portfolio, effective July 1, 2011 - Incorporated by reference to Exhibit
                  (g)(5) to Post-Effective Amendment No. 119 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 30, 2012.

            (6) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Emerging Markets Equity Portfolio, dated October 12, 2012 - Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 122 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 12, 2012.

      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 63 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  2-29901 and 811-01716), filed with the Securities and Exchange
                  Commission on January 30, 1998.

            (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 82 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

            (3) Form of Expense Limitation Agreement, dated July 6, 2011 between the Registrant, on behalf of AllianceBernstein International Focus 40 Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 99 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 6, 2011.

            (4) Form of Expense Limitation Agreement, dated October 26, 2010 between the Registrant, on behalf of the AllianceBernstein International Discovery Equity Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (h)(4) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (5) Form of Expense Limitation Agreement, dated August 31, 2011 between the Registrant, on behalf of the AllianceBernstein Emerging Markets Multi-Asset Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (6) Form of Expense Limitation Agreement, dated December 8, 2011 between the Registrant, on behalf of the AllianceBernstein Select US Equity Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (7) Form of Expense Limitation Agreement, dated December 15, 2011 between the Registrant, on behalf of the AllianceBernstein Dynamic All Market Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

            (8) Form of Expense Limitation Agreement, dated October 12, 2012, between the Registrant, on behalf of the AllianceBernstein Emerging Markets Equity Portfolio, and AllianceBernstein, L.P.
                  - Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 122 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 12, 2012.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j)   Consent of Independent Registered Accounting Firm - Filed herewith.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

      (n) Form of Amended and Restated Rule 18f-3 Plan, dated August 4, 2011 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

      (o)   Not applicable.

      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 of the
                  Registration Statement on Form N-1A of AllianceBernstein Bond
                  Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the
                  Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

            (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 105 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 7, 2011.

Other Exhibits:

            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 101 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 5, 2011.

ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) in response to Item 28 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 28, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's articles of Restatement of Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d) in response to Item 28, as set forth below.

      Article NINTH of the Registrant's Articles of Restatement of Articles of Incorporation reads as follows:

      NINTH: (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

      (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

      (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      (d) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall effect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

      ARTICLE IX of the Registrant's Amended and Restated By-Laws reads as follows:

      To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

      Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

      The Investment Advisory Contract between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever, except for lack of good faith, and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of reckless disregard of its obligations and duties thereunder.

      The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any such controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's registration statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence with the performance of its duties thereunder, or by reason of reckless disregard of its obligation and duties thereunder.

      The foregoing summaries are qualified by the entire text of Registrant's articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Contact between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ITEM 31.    Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters.

            (a) ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Core Opportunities Fund, Inc.
               AllianceBernstein Corporate Shares
               AllianceBernstein Discovery Growth Fund, Inc.
               AllianceBernstein Equity Income Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Global Bond Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Income Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Unconstrained Bond Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

--------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

      (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.

                             POSITIONS AND               POSITIONS AND
                             OFFICES WITH                OFFICES WITH
NAME                         UNDERWRITER                 REGISTRANT
----                         -----------                 ----------

Directors
---------

Robert M. Keith              Director and President      President and Chief
                                                         Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Emilie D. Wrapp              Senior Vice President,      Secretary
                             Assistant General Counsel
                             and Assistant Secretary

Laurence H. Bertan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Daniel Ennis                 Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Mark A. Gessner              Senior Vice President

Kenneth L. Haman             Senior Vice President

Michael S. Hart              Senior Vice President

Joseph P. Healy              Senior Vice President

Harold Hughes                Senior Vice President

Scott Hutton                 Senior Vice President

Ajai M. Kaul                 Senior Vice President

Hiroshi Kimura               Senior Vice President

Georg Kyd-Rebenburg          Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Guy Prochilo                 Senior Vice President

John D. Prosperi             Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Elizabeth M. Smith           Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Christian G. Wilson          Senior Vice President

Derek Yung                   Senior Vice President

Aimee K. Alati               Vice President

Constantin L. Andreae        Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Robert A. Brazofsky          Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Mikhail Cheskis              Vice President

Laura A. Channell            Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

Silvio Cruz                  Vice President

Kevin M. Dausch              Vice President

Giuliano De Marchi            Vice President

Christine M. Dehil           Vice President

Marc J. Della Pia            Vice President

Patrick R. Denis             Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Arend J. Elston              Vice President

Gregory M. Erwinski          Vice President

Michael J. Ferraro           Vice President

Andrew H. Fischer            Vice President

Susan A. Flanagan            Vice President

Robert K. Forrester          Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

Terry L. Harris              Vice President

Olivier Herson               Vice President

Lia A. Horii                 Vice President

Eric S. Indovina             Vice President

Tina Kao                     Vice President

Jang Joong Kim               Vice President

Scott M. Krauthamer          Vice President

Stephen J. Laffey            Vice President and          Assistant Secretary
                             Counsel

Edward G. Lamsback           Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Ginnie Li                    Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Darren L. Luckfield          Vice President

Robert A. Mancini            Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Russell B. Martin            Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Jared M. Piche               Vice President

Jeffrey Pietragallo          Vice President

Joseph J. Proscia            Vice President

Damien Ramondo               Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Jennifer R. Rolf             Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Kristin M. Seabold           Vice President

Karen Sirett                 Vice President

John F. Skahan               Vice President

Orlando Soler                Vice President

Chang Min Song               Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian B. Verlingo        Vice President

Wendy Weng                   Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chen-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Steven D. Barbesh            Assistant Vice President

Corey S. Beckerman           Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

James M. Broderick           Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Francesca Dattola            Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Joseph D. Kearney            Assistant Vice President

Charlie Kim                  Assistant Vice President

Junko Kimura                 Assistant Vice President

Jim Liu                      Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Mark J. Maier                Assistant Vice President

Matthew J. Malvey            Assistant Vice President

Rachel A. Moon               Assistant Vice President

Nora E. Murphy               Assistant Vice President

Charissa A. Pal              Assistant Vice President

Julie A. Parker              Assistant Vice President

Brian W. Paulson             Assistant Vice President

Pablo Perez                  Assistant Vice President

Anthony W. Piccola           Assistant Vice President

Tricia L. Psychas            Assistant Vice President

Mark A. Quarno               Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Richard A. Schwam            Assistant Vice President

Nicholas A. Semko            Assistant Vice President

Michael J. Shavel            Assistant Vice President

Chizu Soga                   Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Colin T. Burke               Assistant Secretary

            (c)   Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURE
                                   ---------


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 31st day of October, 2012.


                                         ALLIANCEBERNSTEIN CAP FUND, INC.


                                         By: Robert M. Keith*
                                             ----------------
                                             Robert M. Keith
                                             President

      Pursuant to the requirements of the Securities Act of l933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                           Title               Date
      ---------                           -----               ----

(1)   Principal Executive Officer:


      Robert M. Keith *                   President and       October 31, 2012
      ---------------                     Chief Executive
      Robert M. Keith                     Officer


(2)   Principal Financial and
      Accounting Officer:


      /s/ Joseph J. Mantineo              Treasurer           October 31, 2012
      ----------------------              and Chief
          Joseph J. Mantineo              Financial Officer


(3)   All of the Directors:
      ---------------------

      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Garry L. Moody*
      Robert M. Keith*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


      *By: /s/ Stephen J. Laffey                              October 31, 2012
           ---------------------
           Stephen J. Laffey
           (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------

(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Registered Accounting Firm

SK 00250 0157 1327577